Registration No. 33-28598

File No. 811-05724

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         ☒

Pre-Effective Amendment No. _____     ☐

Post-Effective Amendment No. 31     ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒

Amendment No. 32    ☒

OPPENHEIMER STRATEGIC INCOME FUND

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, CO 80112-3924

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 768-3200

Robert G. Zack, Esq.

OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☒     Immediately upon filing pursuant to paragraph (b)

☐    On ______________  pursuant to paragraph (b)
☐     60 days after filing pursuant to paragraph (a)(1)
☐     On ____________ pursuant to paragraph (a)(1)
☐     75 days after filing pursuant to paragraph (a)(2)
☐     On _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer Strategic Income Fund

Prospectus dated January 28, 2009
Oppenheimer Strategic Income Fund is a mutual fund that seeks high current income by investing mainly in debt securities in three market sectors: debt securities of foreign governments and companies, U.S. government securities, and lower-rated high-yield securities of U.S. and foreign companies.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Strategic Income Fund

Contents

ABOUT THE FUND
3	The Fund's Investment Objective and Principal Investment Strategies
4	Main Risks of Investing in the Fund
8	The Fund's Past Performance
9	Fees and Expenses of the Fund
12	About the Fund's Investments
22	How the Fund is Managed

ABOUT YOUR ACCOUNT
23	About Your Account
24	Choosing a Share Class
31	The Price of Fund Shares
33	How to Buy, Sell and Exchange Shares
46	Dividends, Capital Gains and Taxes
49	Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks high current income by investing mainly in debt securities.

THE FUND'S MAIN INVESTMENT STRATEGIES. The Fund invests mainly in debt securities of issuers in three market sectors:

  Foreign governments and companies,
  U.S. Government securities, and
  Lower rated high-yield securities of U.S. and foreign companies (commonly referred to as "junk bonds").

What is a Debt Security? A debt security is a security representing money borrowed by the issuer that must be repaid, specifying the amount of principal, the interest or discount rate, and the time or times at which payments are due.

Under normal market conditions, the Fund invests in each of the three market sectors. However, the Fund is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Fund's portfolio manager believes that the Fund can achieve its objective without undue risk. The Fund's foreign investments may include debt securities of issuers in both developed or emerging markets. The Fund has no requirements regarding the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

The Fund's investments typically include:

  Foreign and U.S. Government bonds and notes,
  Collateralized mortgage obligations (CMOs),
  Other mortgage-related securities,
  Lower-grade, high-yield domestic and foreign corporate debt obligations,
  "Structured" notes,
  Participation interests in loans and investments in loan pools,
  Asset-backed securities.

The Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("Standard &Poor's") or may be unrated. Lower-grade debt securities are those rated below "Baa" by Moody's or below "BBB" by Standard & Poor's or that have comparable ratings from other nationally-recognized rating organizations. Additionally, unrated debt securities may be determined to be comparable to securities rated below investment grade by the Manager. The Fund can buy investment-grade securities, although it normally invests a substantial part of its assets in debt securities below investment-grade, and can do so without limit.

The Fund also uses certain types of derivative instruments for investment purposes or hedging including: options, futures, forward contracts, swaps, certain mortgage-related securities and "structured" notes.

HOW THE PORTFOLIO MANAGER DECIDES WHAT SECURITIES TO BUY OR SELL. In selecting securities, the Fund's portfolio manager analyzes the overall investment opportunities and risks among the three sectors in which the Fund invests. The portfolio manager seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in high-yield debt instruments and foreign securities. The Fund's diversification strategies, with respect to securities in different sectors and securities issued by different companies or governments, are intended to help reduce the volatility of the Fund's share prices while seeking current income. The Fund may try to take advantage of any lack of correlation in the movement of securities prices among the three sectors. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Securities offering high current income,
  Securities whose market prices tend to move in different directions (to seek overall portfolio diversification), and
  Relative values among the three major market sectors in which the Fund invests.

The Fund may sell securities that the portfolio manager believes are no longer favorable with regard to the above factors.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking high current income from a fund that invests in a variety of domestic and foreign debt securities, including government securities and lower-grade debt securities. Those investors should be willing to assume the greater risks of short-term share price fluctuations and the special credit risks that are typical for a fund that invests mainly in lower grade fixed-income securities and foreign securities. The Fund does not seek capital appreciation. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is intended to be a long-term investment, not a short-term trading vehicle. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Main Risks of Investing in the Fund

All investments have some degree of risk. The value of the Fund's shares fluctuates as the value of the Fund's investments changes, and may decline. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from more specific factors like those described below. There is also the risk that poor security selection could cause the Fund to underperform other funds with similar objectives. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

MAIN RISKS OF INVESTING IN DEBT SECURITIES. Debt securities (also referred to as "fixed-income securities") may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Fund's income or share value might be reduced. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can reduce the market value of the issuer's securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount or from the amount the Fund paid for them. Interest rate changes generally have a greater effect on longer-term debt securities than on shorter-term securities. When interest rates fall, the issuers of debt securities may prepay principal more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes may have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Special Risks of Lower-Grade Securities. Lower-grade securities may offer opportunities for larger returns than higher-grade securities but may be subject to wider market fluctuations and greater risk of loss of income and principal than investment-grade securities. While investment-grade securities are subject to risks of non-payment of interest and principal, in general those risks are greater for higher-yielding lower-grade bonds, whether rated or unrated. There also may be less of a market for lower-grade securities and therefore they may be harder to sell at an acceptable price.

Because the Fund can invest without limit in lower-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

FIXED-INCOME MARKET RISKS. Recent developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments may also have a negative effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

SECTOR ALLOCATION RISK. In allocating investments among its three principal market sectors, the Fund seeks to take advantage of the potential lack of performance correlation between those sectors. There is the risk that the Manager's evaluations regarding the sectors' relative performance may be incorrect and those sectors may all perform in a similar manner under certain market conditions.

RISKS OF FOREIGN INVESTING. While foreign securities may offer special investment opportunities, they are also subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements as U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and of any income or distributions the Fund may receive on those securities. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency.

Special Risks of Developing and Emerging Markets. Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of companies in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign owner ship of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in companies in developing or emerging market countries may be considered speculative.

Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in securities traded in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

RISKS OF DERIVATIVE INVESTMENTS. Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by the Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit.

Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument.

_____________________________

There is no assurance that the Fund will achieve its investment objective. Debt securities are subject to credit and interest rate risks that can affect their values and the share prices of the Fund. The values of high-yield debt securities can fluctuate substantially because of interest rate changes and perceptions about the high-yield market among investors. Foreign debt securities can be volatile, and the price of the Fund's shares can go up and down substantially, particularly in emerging markets. The Fund is likely to be more volatile and have more risks than funds that focus on U.S. government securities and investment-grade bonds, but its sector diversification strategy may help make it less volatile than funds that focus solely on investments in high-yield bonds or a single foreign sector, such as emerging markets.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the yearly performance of the Fund's Class A shares for the last 10 calendar years.

For the period from 1/1/08 through 12/31/08, the cumulative return before taxes for Class A shares was -16.50%. Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 6.55% (2nd qtr 03) and the lowest return before taxes for a calendar quarter was -11.16% (4th qtr 08).

The following table shows the average annual total returns of each class of the Fund's shares before taxes compared to broad-based market indices. After-tax returns are also shown for Class A shares. They are calculated using the highest individual Federal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. After-tax returns will vary for the other share classes and are not relevant to investors who hold their shares through tax-deferred or tax-exempt arrangements (for example, individual retirement accounts, 401(k) plans, 529 plans or tax-exempt institutional investors). The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 10-16-89)
Return Before Taxes	(20.47%)	1.32%	4.15%
Return After Taxes on Distributions	(22.05%)	(0.86%)	1.49%
Return After Taxes on Distributions and Sale of Fund Shares	(13.16%)	(0.04%)	1.93%
Class B Shares (inception 11-30-92)	(21.10%)	1.22%	4.19%
Class C Shares (inception 5-26-95)	(17.74%)	1.60%	3.91%
Class N Shares (inception 3-1-01)	(17.40%)	1.94%	4.32%
Class Y Shares (inception 1-26-98)	(16.12%)	2.61%	4.92%
Barclays Capital Aggregate Bond Index	5.24%	4.65%	5.63%
(reflects no deduction for fees, expenses or taxes)			5.53%*
Citigroup World Government Bond Index	10.89%	6.05%	5.90%
(reflects no deduction for fees, expenses or taxes)			8.00%*

* From 2-28-01

The average annual total returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the performance of the Barclays Capital Aggregate Bond Index (formerly known as the Lehman Brothers Aggregate Bond Index), an unmanaged index of U.S. corporate and government bonds, and the Citigroup World Government Bond Index, an unmanaged index of debt securities of major foreign government bond markets. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The calculation of the Fund's performance reflects the following sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charge of 5% for the "1 Year" period and 2% for the "5 Years" period; and for Class C and Class N, the 1% contingent deferred sales charge for the " 1 Year" period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the Class B "10 Year" performance does not include any contingent deferred sales charge and is based on the Class A performance for the period after 72 months.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholders pay certain expenses directly, such as sales charges. The Fund pays other expenses for management of its assets, administration, distribution of its shares and other services. Since those expenses are paid from the Fund's assets, all shareholders pay those expenses indirectly.

The numbers below are based on the Fund's expenses during its fiscal year ended September 30, 2008. Expenses may vary in future years.

Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]	1%[4]	None

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	n/a
Other Expenses[5]	0.15%	0.22%	0.15%	0.31%	0.15%
Acquired Fund Fees and Expenses[6]	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Operating Expenses[7]	0.93%	1.75%	1.68%	1.34%	0.68%

1. A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See "How to Buy Shares" for details.
2. Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The Transfer Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended September 30, 2008, the transfer agent fees did not exceed that e xpense limitation. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.
6. "Acquired Fund Fees and Expenses" includes fees and expenses incurred indirectly by the Fund with respect to the Fund's investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. The calculation of the "Acquired Fund Fees and Expenses" is based on the total annual expense ratios of those funds, without giving effect to any fee waivers or reimbursements. Any material change in the Fund's allocations to Acquired Funds might increase or decrease those expenses.
7. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, L LC and Oppenheimer Master Event-Linked Bond Fund, LLC. After all of the above waivers and credits, the actual "Total Annual Operating Expenses", as percentages of average daily net assets were 0.89% for Class A shares, 1.71% for Class B shares, 1.64% for Class C shares, 1.30% for Class N shares and 0.64% for Class Y shares.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Fund's expenses will vary over time, however, and your actual costs may be higher or lower.

The first example assumes that you redeem all of your shares at the end of the periods. The second example assumes that you keep your shares. Based on these assumptions your expenses would be as follows:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$566	$759	$967	$1,569
Class B Shares	$679	$856	$1,157	$1,659*
Class C Shares	$272	$534	$920	$2,003
Class N Shares	$237	$427	$739	$1,623
Class Y Shares	$70	$218	$380	$849

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$566	$759	$967	$1,569
Class B Shares	$179	$556	$957	$1,659*
Class C Shares	$172	$534	$920	$2,003
Class N Shares	$137	$427	$739	$1,623
Class Y Shares	$70	$218	$380	$849

In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include contingent deferred sales charges. There is no sales charge on Class Y shares.

* Since Class B shares automatically convert to Class A shares 72 months after purchase, the Class B expenses for years 7 through 10 are based on Class A expenses.

In evaluating the Fund's expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets and issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer investment benefits to individuals without the expense and inconvenience of buying and selling individual securities. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase the Fund's overall expenses, which are indirectly borne by all of the Fund's shareholders.

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

DEBT SECURITIES. The Fund may invest in debt securities, including: foreign and U.S. Government bonds and notes, collateralized mortgage obligations and other mortgage-related securities, asset-backed securities, participation interests in loans, investments in loan pools, "structured" notes, lower-grade, high-yield domestic and foreign corporate debt obligations, and "zero-coupon" and "stripped" securities.

Debt securities may be subject to the following risks:

  Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change.

The Fund may also buy zero-coupon or "stripped" securities, which may be particularly sensitive to interest rate changes. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will prepay the loans that underlie these securities more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. Securities directly issued by the U.S. Treasury and certain agencies that are backed by the full faith and credit of the U.S. Government have little credit risk, and other U.S. Government securities generally have lower credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the values of the security might fall. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

Credit Quality. The Fund may invest in securities that are rated or unrated. "Investment grade" securities are rated in one of the top four rating categories by nationally-recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's Ratings Services. "Lower grade" securities are those that are rated below those categories.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for the Fund's portfolio and evaluating their income potential and credit risk, the Manager does not rely solely on ratings by rating organizations but evaluates business and economic factors affecting issuers as well. The ratings definitions of the principal ratings organizations are included in an Appendix to the Statement of Additional Information.

U.S. Government Securities. The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example obligations issued by the Federal Home Loan Banks). On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Department of Treasury made a commitment to purchase mortgage-backed securities from the companies through December 2009. The U.S. Department of Treasury also entered into a new secured lendin g credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

Mortgage-Related Government Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities. CMOs may be issued in different series, each having different interest rates and maturities.

CMOs that are U.S. Government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. Government agency. The prices and yields of CMOs are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

Private-Issuer Securities. The Fund can also invest in securities issued by private issuers, including mortgage-backed securities.

Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private-issuer securities may include mortgage-backed securities with respect to both residential and commercial properties.

CMOs and other mortgage-related securities issued by private issuers are not U.S. Government securities. Those securities are subject to greater credit risks than U.S. Government securities. Private issuer securities are subject to the credit risks of the issuers as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, other assets or receivables. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, other assets or receivables that make up the pool. The trust or other issuer passes the income from the underlying pool to the investor. Neither the Fund nor the Manager selects the loans or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. Certain asset-backed securities are subject to prepayment and extension risks.

Forward Rolls. The Fund can enter into "forward roll" transactions (also referred to as "mortgage dollar rolls") with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund will bear the risk that the market value of the securities might decline below the price at which the Fund is obligated to repurchase them or that the counterparty might default in its obligations.

A substantial portion of the Fund's assets may be subject to forward roll transactions at any given time.

Zero-Coupon Securities. The Fund may invest in convertible "zero-coupon" securities, which pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Interest rate changes generally cause greater fluctuations in the prices of zero-coupon securities than in interest-paying securities of the same or similar maturities. The Fund may be required to pay a dividend of the imputed income on a zero-coupon security at a time when it has not actually received the income.

Stripped Securities. "Stripped" securities are the separate income or principal components of a debt security, such as Treasury securities whose coupons have been stripped by a Federal Reserve Bank. Some mortgage related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest payments, all the principal payments or some proportional amount of interest and principal. Interest rate changes may cause greater fluctuations in the prices of stripped securities than in other debt securities of the same or similar maturities. The market for these securities may be limited, making it difficult for the Fund to sell its holdings at an acceptable price. The Fund may be required to pay out the imputed income on a stripped security as a dividend, at a time when it has not actually received the income.

Participation Interest in Loans. These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan, or are members of the loan syndicate, and that act as the servicing agent for the interest. The loans may be to foreign or U.S. companies. Participation interests are subject to the credit risk of the servicing agent as well as the credit risk of the borrower. If a fund purchases a participation interest, it may be only able to enforce its rights through the lender. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust's credit risks as well as the credit risks of the underlying loans.

Investments in Loan Investment Pools. The Fund can also buy interests in trusts and other pooled entities that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Manager or an affiliate. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated above or below investment grade or may be unrated. The Manager expects that from time to time investments in loan investment pools may exceed 15% of the Fund's net assets.

These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the pooled entity that holds the loan obligations.

High-Yield, Lower-Grade Debt Securities. The Fund may invest in high-yield, lower-grade, fixed-income securities of U.S. and foreign issuers. Those securities may include, among others: bonds, debentures, notes, preferred stock, loan participation interests, "structured" notes, commercial mortgage-backed securities, and asset-backed securities. There are no limits on the amount of the Fund's assets that can be invested in securities rated below investment grade. The Fund may invest in securities rated as low as "C" or "D" or that are in default at the time the Fund buys them. Those securities are generally considered speculative.

Price Arbitrage. Because the Fund may invest in high yield bonds that may trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

FOREIGN INVESTMENTS. The Fund can buy a variety of securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. The Fund's foreign investments primarily include bonds, debentures and notes. The Fund's foreign investments can be denominated in U.S. dollars or in foreign currencies. While foreign securities may offer special investment opportunities, they are also subject to special risks.

DIVERSIFICATION AND CONCENTRATION. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual stocks by diversifying its investments across a broad number of different companies. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries more than others.

DERIVATIVE INVESTMENTS. The Fund can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options, futures, forward contracts, swaps, "structured" notes, and certain mortgage-related securities are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

"Structured" Notes. "Structured" notes are specially-designed derivative debt investments. The terms of the instrument may be "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), an individual security, or a commodity. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index or commodity.

Structured notes are subject to interest rate risk. Structured notes are also subject to credit risk both with respect to the borrower (referred to as "counter-party" risk) and with respect to the issuer of the underlying investment. If the underlying investment or index does not perform as anticipated, the investment might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price.

In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Fund and the swap counterparty. A swap may be embedded within a structured note or other derivative instrument.

Generally, if the Fund buys credit protection using a credit default swap, the Fund will make fixed payments to the counterparty and if a credit event occurs, the Fund will deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty will pay the Fund par for the bonds. If the Fund sells credit protection using a credit default swap, generally the Fund will receive fixed payments from the counterparty and if a credit event occurs, the Fund will pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds to the Fund. If the credit swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by the Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest Rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by the Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful.

OTHER INVESTMENT STRATEGIES AND RISKS. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain debt securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk. The credit ratings of convertible securities generally has less impact on the value of the securities than they do for non-convertible debt securities, however.

Risks of Investing in Equity Securities. Stocks and other equity securities fluctuate in price in response to changes in equity markets in general. Equity markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign markets.

The prices of equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's securities. These factors may include: poor earnings reports, a loss of customers, litigation, or changes in government regulations affecting the company or its industry.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

The Fund will not invest more than 15% of its net assets in illiquid securities. The Manager monitors the Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. The Fund has entered into a securities lending agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

The Fund's portfolio loans must comply with the collateralization and other requirements of the Fund's securities lending agreement, its securities lending procedures and applicable government regulations.

The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of th ose other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended, and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with more than 6 million shareholder accounts as of December 31, 2008. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, 0.50% of the next $4 billion and 0.48% of average annual net assets in excess of $5 billion. The Fund's advisory fee for the period ended September 30, 2008 was 0.51% of average annual net assets for each class of shares.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the period ended September 30, 2008.

Portfolio Managers. The Fund's portfolio is managed by Arthur P. Steinmetz, who has been primarily responsible for the day-to-day management of the Fund's investments since October 1989 and has been sole portfolio manager and Vice President of the Fund since May 2003.

Mr. Steinmetz has been the Director of Fixed Income of the Manager since January 2009, Vice President of the Manager since October 2003 and of HarbourView Asset Management Corporation since March 2000. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts he manages and his ownership of Fund shares.

ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sa les charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within 6 years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you pay no sales charge at the time of purchase, but you will pay an ongoing asset-base d sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "About Class N Shares" below.

Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C, or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B, Class C, and Class N shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B, Class C, or Class N shares. For retirement plans that qualify to purchase Class N shares, Class N will generally be the most advantageous share class. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%
$50,000 or more but less than $100,000	4.50%	4.71%	3.75%
$100,000 or more but less than $250,000	3.50%	3.63%	2.75%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares you or your spouse currently own or other purchases you are currently making to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." In totaling your holdings, you may count shares held in:

° your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),
° your joint accounts with your spouse,
° accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

Your Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase. To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. To determine which Class A sales charge rate you qualify for on your current purchase the Distributor or other intermediary through which you are buying shares will calculate the value of your eligible shares based on their current offering price. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter of Intent.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more information about Letters of Intent and these escrow provisions. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more. However, those Class A shares may be subject to a 1.0% contingent deferred sales charge if they are redeemed within an 18 month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares purchased after March 1, 2007 except for shares of certain group retirement plans that were established prior to March 1, 2007 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases after March 1, 2007 except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases after March 1, 2007 is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

ABOUT CLASS N SHARES. Class N shares are offered to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Oppenheimer funds Class N shares or to group retirement plans (which do not include IRAs and 403(b) plans) held in omnibus accounts that have assets of $500,000 or more or have 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances in which Class N shares are available for purchase.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  The group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or
  Class N shares are redeemed within 18 months after an IRA or 403(b) plan's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

ABOUT CLASS Y SHARES. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Sales Charge Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B, Class C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Checkwriting. To write checks against your Fund account, you may request that privilege on your account application. To establish checkwriting privileges for an existing account, contact the Transfer Agent for signature cards. The signature cards must be signed (with a signature guarantee) by all owners on the account and returned to the Transfer Agent. Shareholders with joint accounts may choose to have checks paid with only one owner's signature. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund with the same registration, simply call the Transfer Agent (at the number on the back cover) to request checkwriting for this Fund. Checks will be sent to you when all of the required information is received.

  Checks may be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or by the Fund's custodian bank.
  Checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including checks that indicate a $100 minimum.
  Checks cannot be paid if they are written for more than your account value. Remember, your account may fluctuate in value and you should not write a check close to the total account value.
  If your Fund account number has changed, don't use your existing checks. New checks will be sent to you.
  You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
  Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
  Checkwriting privileges are not available for shares that are held in a retirement account.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial adviser or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charges" and "Sales Charge Arrangements and Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the ex change is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial advisor, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds internet website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 30 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus. However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary. Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to other share classes, generally do not apply to Class N shares offered through a group retirement plan. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes. Purchase, redemption, exchange and transfer requests for a group retirement plan must be submitted by the plan administrator, not by plan participants. Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge. Class B shares are not offered to new omnibus group retirement plans. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  401(k) Plans. These are special retirement plans for employees of businesses.
  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Retirement Plan Accounts. To open an OppenheimerFunds retirement plan account, please call the Distributor for retirement plan documents, which include applications and important plan information.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N. Altogether, these fees increase the Class B and Class C annual expenses by 1.00% and increase the Class N annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. However, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans or through the OppenheimerFunds Record(k)eeper Pro program, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary or to FASCore, LLC for providing shareholder services to those acco unts. See the Statement of Additional Information for exceptions to these arrangements.

Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial adviser, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary recei ving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor s ell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends monthly from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or in additional shares, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gain are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2011, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2011, certain dividends (including certain dividends from foreign corporations) are taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends are eligible for the dividends-received deduction. To the extent the Fund's distributions are paid from these types of dividends, and provided certain other shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders will be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders will be eligible to claim the dividends-received deduction.

Foreign countries may impose withholding and other taxes on the Fund's dividend and interest income. Provided that at the end of the fiscal year more than 50% of the Fund's assets are invested in stocks and securities of foreign corporations or governments, the Fund may make an election under the Internal Revenue Code allowing shareholders to take a credit or deduction on their Federal income tax returns for the foreign taxes paid by the Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For the Fund's taxable year beginning September 1, 2008, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request. KPMG LLP has been appointed as the independent registered public accounting firm to the Fund for fiscal year end 2009. See the Statement of Additional Information for additional information.

FINANCIAL HIGHLIGHTS

Financial Highlights Tables

Class A Year Ended September 30,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$4.41	$4.18	$4.34	$4.23	$4.08
Income (loss) from investment operations:
Net investment income	.241	.231	.211	.211	.20
Net realized and unrealized gain (loss)	(.40)	.23	(.05)	.19	.15
Total from investment operations	(.16)	.46	.16	.40	.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.23)	(.32)	(.29)	(.20)
Net asset value, end of period	$3.96	$4.41	$4.18	$4.34	$4.23

Total Return, at Net Asset Value2	(4.01)%	11.14%	3.77%	9.77%	8.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,719,384	$6,430,790	$5,077,400	$4,766,576	$4,117,666
Average net assets (in thousands)	$7,560,427	$5,655,265	$4,888,392	$4,392,321	$4,025,554
Ratios to average net assets:3
Net investment income	5.44%	5.25%	5.03%	4.82%	4.69%
Total expenses	0.91%4	0.90%4	0.93%	0.94%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.89%	0.92%	0.94%	0.95%
Portfolio turnover rate5	71%	72%	96%	103%	90%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated funds, excluding investments in Master Funds, were as follows:
Year Ended September 30, 2008 0.92%
Year Ended September 30, 2007 0.91%
5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase Transactions Sale Transactions
Year Ended September 30, 2008 $1,979,370,856 $1,852,400,340
Year Ended September 30, 2007 $3,319,818,108 $3,509,387,791
Year Ended September 30, 2006 $4,097,005,267 $4,231,030,059
Year Ended September 30, 2005 $4,436,804,790 $4,469,108,355
Year Ended September 30, 2004 $5,593,936,243 $5,563,251,032

Class B Year Ended September 30,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$4.42	$4.20	$4.35	$4.24	$4.10
Income (loss) from investment operations:
Net investment income	.201	.191	.181	.171	.16
Net realized and unrealized gain (loss)	(.39)	.22	(.05)	.20	.15
Total from investment operations	(.19)	.41	.13	.37	.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.19)	(.28)	(.26)	(.17)
Net asset value, end of period	$3.98	$4.42	$4.20	$4.35	$4.24

Total Return, at Net Asset Value2	(4.54)%	9.99%	3.23%	8.94%	7.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$483,485	$569,523	$718,742	$ 918,651	$1,163,555
Average net assets (in thousands)	$540,865	$635,237	$802,936	$1,021,022	$1,424,322
Ratios to average net assets:3
Net investment income	4.61%	4.43%	4.25%	4.05%	4.16%
Total expenses	1.73%4	1.71%4	1.71%	1.70%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.70%	1.71%	1.69%	1.69%
Portfolio turnover rate5	71%	72%	96%	103%	90%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated funds, excluding investments in Master Funds, were as follows:
Year Ended September 30, 2008 1.74%
Year Ended September 30, 2007 1.72%
5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase Transactions Sale Transactions
Year Ended September 30, 2008 $1,979,370,856 $1,852,400,340
Year Ended September 30, 2007 $3,319,818,108 $3,509,387,791
Year Ended September 30, 2006 $4,097,005,267 $4,231,030,059
Year Ended September 30, 2005 $4,436,804,790 $4,469,108,355
Year Ended September 30, 2004 $5,593,936,243 $5,563,251,032

Class C Year Ended September 30,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$4.40	$4.18	$4.33	$4.22	$4.07
Income (loss) from investment operations:
Net investment income	.201	.191	.181	.171	.17
Net realized and unrealized gain (loss)	(.38)	.22	(.05)	.20	.15
Total from investment operations	(.18)	.41	.13	.37	.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.19)	(.28)	(.26)	(.17)
Net asset value, end of period	$3.96	$4.40	$4.18	$4.33	$4.22

Total Return, at Net Asset Value2	(4.52)%	10.06%	3.22%	8.96%	7.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,493,804	$1,086,918	$857,843	$788,217	$710,085
Average net assets (in thousands)	$1,381,340	$959,439	$814,425	$748,199	$716,206
Ratios to average net assets:3
Net investment income	4.68%	4.49%	4.27%	4.07%	4.06%
Total expenses	1.66%4	1.66%4	1.68%	1.69%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.65%	1.68%	1.69%	1.69%
Portfolio turnover rate5	71%	72%	96%	103%	90%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated funds, excluding investments in Master Funds, were as follows:
Year Ended September 30, 20081.67%
Year Ended September 30, 20071.67%
5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase TransactionsSale Transactions
Year Ended September 30, 2008$1,979,370,856$1,852,400,340
Year Ended September 30, 2007$3,319,818,108$3,509,387,791
Year Ended September 30, 2006$4,097,005,267$4,231,030,059
Year Ended September 30, 2005$4,436,804,790$4,469,108,3 55
Year Ended September 30, 2004$5,593,936,243$5,563,251,032

Class N Year Ended September 30,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$4.41	$4.19	$4.34	$4.23	$4.08
Income (loss) from investment operations:
Net investment income	.221	.211	.191	.191	.17
Net realized and unrealized gain (loss)	(.39)	.22	(.04)	.19	.16
Total from investment operations	(.17)	.43	.15	.38	.33
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.21)	(.30)	(.27)	(.18)
Net asset value, end of period	$3.97	$4.41	$4.19	$4.34	$4.23

Total Return, at Net Asset Value2	(4.17)%	10.42%	3.60%	9.27%	8.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186,353	$145,685	$108,324	$83,287	$52,969
Average net assets (in thousands)	$175,884	$126,935	$ 94,281	$69,480	$40,043
Ratios to average net assets:3
Net investment income	5.03%	4.84%	4.62%	4.37%	4.19%
Total expenses	1.32%4	1.32%4	1.33%	1.40%	1.38%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.31%	1.33%	1.40%	1.38%
Portfolio turnover rate5	71%	72%	96%	103%	90%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated funds, excluding investments in Master Funds, were as follows:
Year Ended September 30, 20081.33%
Year Ended September 30, 20071.33%
5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase TransactionsSale Transactions
Year Ended September 30, 2008$1,979,370,856$1,852,400,340
Year Ended September 30, 2007$3,319,818,108$3,509,387,791
Year Ended September 30, 2006$4,097,005,267$4,231,030,059
Year Ended September 30, 2005$4,436,804,790$4,469,108,355
Year Ended September 30, 2004$5,593,936,243$5,563,251,032

Class Y Year Ended September 30,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$4.39	$4.17	$4.32	$4.22	$4.07
Income (loss) from investment operations:
Net investment income	.251	.241	.221	.211	.21
Net realized and unrealized gain (loss)	(.38)	.22	(.04)	.19	.14
Total from investment operations	(.13)	.46	.18	.40	.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.30)	(.24)	(.33)	(.30)	(.20)
Net asset value, end of period	$3.96	$4.39	$4.17	$4.32	$4.22

Total Return, at Net Asset Value2	(3.33)%	11.28%	4.35%	9.73%	8.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$313,760	$347,689	$179,309	$62,824	$150,699
Average net assets (in thousands)	$220,416	$260,589	$118,239	$68,656	$213,632
Ratios to average net assets:3
Net investment income	5.68%	5.61%	5.38%	4.84%	4.80%
Total expenses	0.66%4	0.56%4	0.58%	1.16%	1.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%	0.55%	0.58%	0.80%	0.90%
Portfolio turnover rate5	71%	72%	96%	103%	90%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated funds, excluding investments in Master Funds, were as follows:
Year Ended September 30, 20080.67%
Year Ended September 30, 20070.57%
5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase TransactionsSale Transactions
Year Ended September 30, 2008$1,979,370,856$1,852,400,340
Year Ended September 30, 2007$3,319,818,108$3,509,387,791
Year Ended September 30, 2006$4,097,005,267$4,231,030,059
Year Ended September 30, 2005$4,436,804,790$4,469,108,355
Year Ended September 30, 2004$5,593,936,243$5,563,251,032

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-5724 PR0230.001.0109

Oppenheimer Strategic Income Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924

1.800.CALL OPP (225.5677)

Statement of Additional Information dated January 28, 2009

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 28, 2009, as supplemented from time to time. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents	Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks
The Fund's Investment Policies
Other Investment Techniques and Strategies
Investment Restrictions
Disclosure of Portfolio Holdings
How the Fund is Managed
Organization and History
Trustees and Officers of the Fund
The Manager
Brokerage Policies of the Fund
Distribution and Service Plans
Payments to Fund Intermediaries
Performance of the Fund

About Your Account
How To Buy Shares
How To Sell Shares
How To Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund

Financial Information About the Fund
Report of the Independent Registered Public Accounting Firm
Financial Statements

Appendix A: Ratings Definitions	A-1
Appendix B: Special Sales Charge Arrangements and Waivers	B-1

1

A B O U T T H E F U N D

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities that the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. It may use some of the investment techniques and strategies at some times or not at all.

     In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. For example, with respect to corporate securities, that process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of its competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer.

     The Manager might also consider the trading activity in the issuer's securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, and current and future borrowing requirements.

■

Foreign Securities. The Fund expects to have substantial investments in foreign securities. For the most part, these will be debt securities issued or guaranteed by foreign companies or governments, including "supra-national" entities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities. They also include securities of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

The percentage of the Fund's assets that will be allocated to foreign securities will vary over time depending on a number of factors. Those factors may include the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of a country's financial markets, the interest rate climate of particular foreign countries and the relationship of particular foreign currencies to the U.S. dollar. The Manager analyzes fundamental economic criteria (for example, relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

     Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

•

Foreign Debt Obligations. The Fund may buy debt obligations of foreign governments and corporations. These securities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

•

Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

•	reduction of income by foreign taxes;

•	fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage) or due to currency devaluation;

•	transaction charges for currency exchange;

•	lack of public information about foreign issuers;

•	lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

•	less volume on foreign exchanges than on U.S. exchanges;

•	greater volatility and less liquidity on foreign markets than in the U.S.;

•	less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;

•	foreign exchange contracts;

•	greater difficulties in commencing lawsuits;

•	higher brokerage commission rates than in the U.S.;

•	increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

•	foreign withholding taxes on interest and dividends;

•	possibilities in some countries of expropriation, nationalization, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

•	unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

•

Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objective.

•     Currency Risk. The Fund may purchase securities denominated in foreign currencies and in derivative instruments linked to foreign currencies. A change in the value of such foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

¦     Passive Foreign Investment Companies. Some securities of corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Internal Revenue Code ("IRC") §954.

     Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the Fund's minimum percentage requirements or limitations of investing in foreign securities.

     Subject to the limits under the Investment Company Act of 1940 (the "Investment Company Act"), the Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

     In addition to bearing their proportionate share of a fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under "Investment in Other Investment Companies."

■     Debt Securities. The Fund can invest in a variety of debt securities to seek its objective. Foreign debt securities are subject to the risks of foreign securities described above.

•

Credit Risks. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent that lower-yield, higher-quality bonds.

The Fund's debt investments can include high-yield, non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's"), at least "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or Fitch, Inc. ("Fitch"), or that have comparable ratings by another nationally-recognized rating organization.

In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, they are assigned a rating by the Manager of comparable quality to bonds having similar yield and risk characteristics within a rating category of a rating organization.

The Fund does not have investment policies establishing specific maturity ranges for the Fund's investments, and they may be within any maturity range (short, medium or long) depending on the Manager's evaluation of investment opportunities available within the debt securities markets. The Fund may shift its investment focus to securities with longer maturities as interest rates decline and to securities with shorter maturities as interest rates rise.

•

Special Risks of Lower-Grade Securities. The Fund can invest without limit in lower-grade debt securities, if the Manager believes it is consistent with the Fund's objective. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower-grade securities to try to achieve higher income.

     "Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Fitch, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities. The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

     Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high-yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high-yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this SAI.

     To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high-yield bonds, since stock may be more liquid and less affected by some of these risk factors.

     While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. Definitions of the debt security ratings categories of the principal rating organizations are included in Appendix A to this SAI.

•

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from them. However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

•     Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will prepay the loans that underlie these securities more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.

•     Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

■

Mortgage-Related Securities. Mortgage-related securities are investments collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or instrumentalities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

     Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus. Mortgage-related securities issued by private issuers have greater credit risk.

     As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

     In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages, and it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. As a result, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

     Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

     During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

     As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

•	Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

(1)	pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,

(2)	unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs,

(3)	unsecuritized conventional mortgages,

(4)	other mortgage-related securities, or

(5)	any combination of these.

     Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the opposite direction of an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

•

Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities (also referred to as "mortgage dollar rolls"). In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

     The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

     These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

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U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below. On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Department of Treasury made a commitment to purchase mortgage-backed securities from the companies through December 2009. The U.S. Department of Treasury also entered into a new secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

•

GNMA Certificates. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

•

Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC") Certificates. FHLMC, a corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:

(i)	interest payments less servicing and guarantee fees,

(ii)	principal prepayments, and

(iii)

the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

     The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States.

•

Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.

     ■     "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

     Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

     The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

■     Derivatives. The Fund can invest in a variety of derivative investments, including swaps, "structured" notes, convertible notes, options, forward contracts and futures contracts, to seek income or for hedging purposes. The use of derivatives requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, the use of derivatives may reduce the Fund's return.

     The Fund may use derivative instruments under different circumstances in pursuit of the Fund's investment objective. For example, the Fund may use a derivative instrument when it provides greater liquidity than the underlying security, a pricing advantage or lower transaction cost. Although it is not obligated to do so, the Fund can use derivatives to hedge. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

•	sell futures contracts,

•	buy puts on such futures or on securities, or

•	write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

•	buy futures, or

•	buy calls on such futures or on securities.

The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging strategies the Fund can use are described below. The Fund may employ new hedging strategies when they are developed, if those investment methods are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.

•     "Structured" Notes. The Fund can invest in "structured" notes, which are specially-designed derivative debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as an equity or debt security, currency, or commodity, or non-asset reference, such as an interest rate or index. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

The values of these notes will fall or rise in response to changes in the values of the underlying asset or reference and the Fund might receive less principal or interest if the underlying asset or reference does not perform as anticipated. In some cases, these notes may pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

The values of these notes are also subject to both credit risk (if the counterparty fails to meet its obligations) and interest rate risk and therefore the Fund could receive more or less than it originally invested when a note matures. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.

•     Swaps. The Fund may enter into swap agreements, including interest rate, total return, credit default and volatility swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency, or non-asset reference, such as an interest rate or index. The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset or reference. The Fund may enter into swaps, including credit default swaps, that refer to an asset that the Fund does not own. The Fund may enter into a swap agreement to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, or reduce risk arising from ownership of a particular security or instrument. The Fund will identify liquid assets on the Fund's books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party.

The use of swap agreements by the Fund entails certain risks. The swaps market is generally unregulated. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments and may be considered illiquid by the Fund. Swap agreements entail credit risk arising from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis. The Fund's successful use of swap agreements is dependent upon the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may effectively add leverage to the Fund's portfolio because the Fund would be subject to investment exposure on the notional amount of the swap.

•     Interest Rate Swaps. The Fund may enter into interest rate swaps. In an interest rate swap, the Fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives.

•     Total Return Swaps. The Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Manager.

•     Credit Default Swaps. The Fund may enter into credit default swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified issuer. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly ( "funded swaps") in the form of a swap embedded within a structured security. Unfunded and funded credit default swaps may refer to a single security or a basket of securities. Credit default swaps may refer to permissible investments indentified in the Prospectus and this SAI, including mortgage-related securities.

If the Fund buys credit protection using a credit default swap and a credit event occurs, the Fund will deliver the defaulted bonds underlying the swap and the swap counterparty will pay the par amount of the bonds. If the Fund sells credit protection using a credit default swap and a credit event occurs, the Fund will pay the par amount of the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. In addition, if the Fund is buying credit protection and a credit event does occur, there is a risk when the Fund does not own the underlying security, that the Fund will have difficulty acquiring the bond on the open market and may receive adverse pricing.

•     Volatility Swap Contracts. The Fund may enter into volatility swaps to hedge the direction of volatility in a particular asset or non-asset reference, or for other non-speculative purposes. For volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Manager is incorrect in forecasts of volatility of the underlying asset or reference.

•     Swaption Transactions. The Fund may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statement of financial condition.

      &#65533; Futures. The Fund can buy and sell futures contracts that relate to debt securities (these are referred to as "interest rate futures"), broadly-based securities indices ("stock index futures" and "bond index futures"), foreign currencies, commodities and an individual stock ("single stock futures").

     A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

     No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

     At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      Put and Call Options. The Fund can buy and sell exchange-traded and over-the-counter put options ("puts") and call options ("calls"), including index options, securities options, currency options, commodities options and options on futures.

           Writing Call Options. The Fund may write (that is, sell) calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or the call must be covered by segregating or indentifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised. There is no limit on the amount of the Fund's total assets that may be subject to covered calls the Fund writes.

     From time to time, the Fund will write a call option that is not covered as indicated above but where the Fund will maintain, with its custodian for the term of the option, liquid assets in a segregated account having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the funds to the risks of writing uncovered options. When writing uncovered call options, the Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, the Fund's loss could be significant.

     When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specific multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (i.e., the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the market-to-market value of the underlying security, unless the option is subject to a buy-back agreement with the executing broker.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. Then distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating or identifying an equivalent dollar amount of liquid assets as identified in the Fund's books. The Fund will segregate or indentify additional liquid assets if the value of the segregated or identified assets drops below 100% of the current value of the future. Because of this requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

         Writing Put Options. The Fund may write (that is, sell) put options.  A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. A put must be covered by segregating liquid assets on the Fund's books.

If the Fund writes a put, the put must be covered by liquid assets identified in the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated or identified assets or writing calls against those assets.

     As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

          Purchasing Puts and Calls. The Fund may purchase call options. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

      The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

Buying a put on an investment the Fund does not own (such as an index or a future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      Buying and Selling Options on Foreign Currencies. The Fund can buy and sell exchange-traded and over-the-counter put options and call options on foreign currencies. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

     If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration segregated or identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio.

The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by segregating or identifying liquid assets on the Fund's books.

        Risks of Hedging with Options and Futures. The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

     There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used derivative instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the derivative instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the derivative instruments are based.

The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use derivative instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use derivative instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the securities purchased.

     Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund can also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

     Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

The Fund will cover its short positions in these cases by identifying on its books assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

•     Asset Coverage for Forward Contracts, Options, Futures, Options on Futures, Swaps and Short Sales. The Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of options written by the Fund on securities and indexes, currency, interest rate and security index futures contracts and options on these futures contracts, forward currency contracts and short sales. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions, or by other means consistent with applicable regulatory policies. Segregation of a large percentage of the Fund's assets could impede the Manager's ability to manage the Fund's portfolio.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis" (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets having an aggregate net asset value at least equal to the accrued unpaid net amounts owed.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Inasmuch as segregated accounts are established for these transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

Regulatory Aspects of Certain Derivative Instruments. The Commodities Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this SAI.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

      Tax Aspects of Certain Derivative Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1)

gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

(2)

gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

     Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

■     U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-charted corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

•

U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of one to ten years), and Treasury bonds (maturities of more than ten years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

•

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("GNMA") pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

•

Treasury Inflation-Protection Securities. The Fund can buy these TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

■

Zero-Coupon U.S. Government Securities. The Fund may buy zero-coupon U.S. government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

■     Other Zero-Coupon Securities. The Fund may buy zero-coupon and delayed-interest securities, and "stripped" securities of corporations and of foreign government issuers. These are similar in structure to zero-coupon and "stripped" U.S. government securities, but in the case of foreign government securities, they may or may not be backed by the "full faith and credit" of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

■     Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may continue to have a portfolio turnover rate of more than 100% annually.

      Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

¦     Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments. For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.

■     Participation Interests in Loans and Loan Investment Pools. The Fund may invest in participation interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. The Fund can also buy interests in trusts and other pooled entities that invest primarily or exclusively in loan obligations, including entities sponsored and/or advised by the Manager or an affiliate.

Investments in participation interests and loan investment pools are primarily dependent upon the creditworthiness of the borrowing corporations, which are obligated to make payments of principal and interest on the underlying loans. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of the Fund's investment might also decline, which could affect the net asset value of the Fund's shares. If the issuer of the participation interest or the loan pool fails to perform its obligations, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

■     Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

■

Event-Linked Bonds. The Fund may invest in "event-linked" bonds or interests in trusts and other pooled entities that invest primarily or exclusively in event-linked bonds, including entities sponsored and/or advised by the Manager or an affiliate. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. In some cases, the trigger event will not be deemed to have occurred unless the event is of a certain magnitude (based on scientific readings) or causes a certain measurable amount of loss to the issuer, a particular industry group or a reference index. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal and additional interest. The Fund may also invest in similar bonds where the Fund may lose all or a portion of its principal and additional interest if the mortality rate in a geographic area exceeds a stated threshold prior to maturity whether or not a particular catastrophic event has occurred.  Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, and financial institutions, among other issuers, or special purpose vehicles associated with the foregoing. Often event-linked bonds provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has occurred or is likely to have occurred. An extension of maturity may increase a bond's volatility.

Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. Lack of a liquid market may result in higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated by one or more nationally recognized statistical rating organization and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

     |X|     Floating Rate and Variable Rate Obligations. Some securities the Fund can purchase have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

■

"When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

The Fund may engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

■     Short Sales. The Fund may make short sales of securities, either as a hedge against the potential decline in value of a security that the Fund owns or to realize appreciation when a security that the Fund does not own declines in value. The Fund may also use derivative instruments to create a position that is economically similar to a short sale. Making short sales in securities that it does not own exposes a Fund to risks associated with those securities. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes the position. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund will comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or by other means consistent with applicable regulatory policies. Segregation of a large percentage of the Fund's assets could impede the Manager's ability to manage the Fund's portfolio.

     ■     Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

     The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 15% of its net assets when combined with other illiquid investments to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an on-going basis.

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

     ■     Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

     Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

■

Investments in Equity Securities. The Fund can invest limited amounts of its assets in securities other than debt securities, including certain types of equity securities of both foreign and U.S. companies. However, it does not anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy. Those equity securities include preferred stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected because they may provide dividend income.

•

Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund can invest in securities of large companies and mid-size companies, but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

•     Preferred Stocks. Unlike common stock, preferred stock typically has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

•

Convertible Securities. The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

     While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible fixed income securities.

To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

(1)	whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,

(2)	whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and

(3)	the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

•

Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■     Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), subject to the restrictions stated in the Prospectus. The Fund will lend portfolio securities to attempt to increase its income. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the Fund's portfolio loans must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

     ■     Borrowing for Leverage. The Fund has the ability to borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The Fund cannot borrow money in excess of 33% of the value of its total assets (including the amount borrowed). The Fund may borrow only from banks and/or affiliated investment companies. Borrowing may entail "leverage," and may be a speculative investment strategy. Any borrowing will be made only from banks and, pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all Borrowings including the proposed borrowing, in the manner set forth in the Investment Company Act. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

     The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique in the next year but if it does so, it will not likely be to a substantial degree.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments described above or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Investment Restrictions

■

What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

•	more than 50% of the outstanding shares.

     The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

■	Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

•

The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies.

•

The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Each foreign government is treated as an "industry" and utilities are divided according to the services they provide.

•

The Fund cannot borrow money in excess of 33 1/3 % of the value of its total assets (including the amount borrowed). The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

•

The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.

•

The Fund cannot invest in real estate, physical commodities or commodity contracts. However, the Fund may: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; (2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities or currencies.

•

The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

•

The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

     Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

■	Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies?

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental policies.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•

Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its semi-annual report to shareholders, its annual report to shareholders, or its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OppenheimerFunds' website at www.oppenheimerfunds.com (select the Fund's name under the "View Fund Information for:" menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President or above) in the Manager 's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•	The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund's independent registered public accounting firm,

•	Members of the Fund's Board and the Board's legal counsel,

•	The Fund's custodian bank,

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services)

•	Dealers to obtain price quotations where the Fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•	Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities	Fixed Income Securities	Nomura Securities
ABN AMRO	Fortis Securities	Oppenheimer & Co.
AG Edwards	Fox-Pitt, Kelton	Oscar Gruss
Allen & Co	Friedman, Billing, Ramsey	OTA
American Technology Research	Gabelli	Pacific Crest Securities
Auerbach Grayson	Garp Research	Piper Jaffray Inc.
Avondale	Gartner	Portales Partners
Banc of America Securities	George K Baum & Co.	Punk Ziegel & Co
Barra	Goldman Sachs	Raymond James
BB&T	Howard Weil	RBC
Bear Stearns	HSBC	Reuters
Belle Haven	ISI Group	RiskMetrics/ISS
Bloomberg	ITG	Robert W. Baird
BMO Capital Markets	Janco	Roosevelt & Cross
BNP Paribas	Janney Montgomery	Russell
Brean Murray	Jefferies	Sandler O'Neill
Brown Brothers	JMP Securities	Sanford C. Bernstein
Buckingham Research Group	JNK Securities	Scotia Capital Markets
Canaccord Adams	Johnson Rice & Co	Sidoti
Caris & Co.	JP Morgan Securities	Simmons
CIBC World Markets	Kaufman Brothers	Sanders Morris Harris
Citigroup Global Markets	Keefe, Bruyette & Woods	Societe Generale
CJS Securities	Keijser Securities	Soleil Securities Group
Cleveland Research	Kempen & Co. USA Inc.	Standard & Poors
Cogent	Kepler Equities/Julius Baer Sec	Stanford Group
Collins Stewart	KeyBanc Capital Markets	State Street Bank
Cowen & Company	Lazard Freres & Co	Stephens, Inc.
Craig-Hallum Capital Group LLC	Leerink Swann	Stifel Nicolaus
Credit Agricole Cheuvreux N.A. Inc.	Lehman Brothers	Stone & Youngberg
Credit Suisse	Loop Capital Markets	Strategas Research
Data Communique	Louise Yamada Tech Research	Sungard
Daiwa Securities	MainFirst Bank AG	Suntrust Robinson Humphrey
Davy	Makinson Cowell US Ltd	SWS Group
Deutsche Bank Securities	McAdams Wright	Think Equity Partners
Dougherty Markets	Merrill Lynch	Thomas Weisel Partners
Dowling	Miller Tabak	Thomson Financial
Empirical Research	Mizuho Securities	UBS
Enskilda Securities	Moodys Research	Virtusa Corporation
Exane BNP Paribas	Morgan Stanley	Wachovia Securities
Factset	Natixis Bleichroeder	Wedbush
Fidelity Capital Markets	Ned Davis Research Group	Weeden
First Albany	Needham & Co	William Blair

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in May 1989.

■     Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions,

•	pays certain expenses which may be different for the different classes,

•	will generally have a different net asset value,

•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and

•	votes as a class on matters that affect that class alone.

Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■     Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act, or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■     Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund and that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

     The Audit Committee held 5 meetings during the Fund's fiscal year ended September 30, 2008. The Review Committee held 4 meetings during the Fund's fiscal year ended September 30, 2008. The Governance Committee held 3 meetings during the Fund's fiscal year ended September 30, 2008.

The Board of Trustees has an Audit Committee, a Review Committee and a Governance Committee. Each committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees"). The members of the Audit Committee are George C. Bowen (Chairman), Edward L. Cameron, Robert J. Malone and F. William Marshall, Jr. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv)  reviewing certain reports from and meet periodically with the Funds' Chief Compliance Officer; (v) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees; (vi) reviewing the independence of the Fund's independent Auditors; and (vii) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The Review Committee is comprised solely of Independent Trustees. The members of the Review Committee are Sam Freedman (Chairman), Jon S. Fossel and Beverly L. Hamilton. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the Manager and the services provided to the Fund by the transfer agent and the Manager. The Review Committee also reviews the adequacy of the Fund's Codes of Ethics, the Fund's investment performance as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law.

The Governance Committee is comprised solely of Independent Trustees. The members of the Governance Committee are Robert J. Malone (Chairman), William Armstrong, Edward L. Cameron, Beverly L. Hamilton and F. William Marshall, Jr. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the Fund's governance guidelines, the adequacy of the Fund's Code of Ethics and the nomination of Trustees, including Independent Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Fund. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Trustees and Independent Trustees it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by Shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address below.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an Independent Trustee. All of the Trustees are also trustees or directors of the following Oppenheimer/Centennial funds (referred to as "Board II Funds"):

Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Trust
Oppenheimer Cash Reserves	Oppenheimer Principal Protected Trust II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Trust III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds	Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund	Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund	Centennial California Tax Exempt Trust
Oppenheimer Master Event-Linked Bond Fund, LLC	Centennial Government Trust
Oppenheimer Master Loan Fund, LLC	Centennial Money Market Trust
Oppenheimer Municipal Fund	Centennial New York Tax Exempt Trust
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	Centennial Tax Exempt Trust

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

Messrs. Steinmetz, Edwards, Legg, Murphy, Petersen, Vandehey, Wixted and Zack and Mss. Bullington, Bloomberg, Ives and Ruffle, who are officers of the Fund, hold the same offices with one or more of the other Board II Funds. As of January 2, 2009, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor, or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor, of the Board II Funds.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in All Supervised Funds
As of December 31, 2008
William L. Armstrong, Chairman of the Board of Trustees since 2003, Trustee since 1999 Age: 71

President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
George C. Bowen, Trustee since 1999 Age: 72

Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

		$10,001-$50,000	Over $100,000
Edward L. Cameron, Trustee since 1999 Age: 70

Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Jon S. Fossel, Trustee since 1990 Age: 66

Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Sam Freedman, Trustee since 1996 Age: 68

Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 41 portfolios in the OppenheimerFunds complex.

		Over $100,000	Over $100,000
Beverly L. Hamilton, Trustee since 2002 Age: 62

Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 41 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Robert J. Malone, Trustee since 2002 Age: 64

Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 41 portfolios in the OppenheimerFunds complex.

		Over $100,000	Over $100,000
F. William Marshall, Jr., Trustee since 2000 Age: 66

Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 43 portfolios in the OppenheimerFunds complex.*

		None	Over $100,000

*     Includes two open-end investment companies: MassMutual Select Funds and MML Series Investment Fund. In accordance with the instructions for SEC Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal. He serves as an officer for an indefinite term, which would end: (a) upon the request of the Board, (b) if he is no longer an officer of the Manager, (c) if a material change in his duties occurs that are inconsistent with a position as officer the Fund, or (d) upon his resignation, retirement, or death. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a Trustee of the Fund and the other Board II Funds (defined above) for which he is a director or trustee.

Interested Trustee and Officer
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in All Supervised Funds
As of December 31, 2008
John V. Murphy, Trustee, President and Principal Executive Officer since 2001 Age: 59

Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ( "OAC") (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute's Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

		$10,001-$50,000	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Steinmetz, Edwards and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term, which would end: (a) upon the request of the Board, (b) if he or she is no longer an officer of the Manager, (c) if a material change in his or her duties occurs that are inconsistent with a position as officer the Fund, or (d) upon his or her resignation, retirement, or death.

Other Officers of the Fund
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Arthur P. Steinmetz, Vice President and Portfolio Manager since 1989 Age: 50	Senior Vice President of the Manager (since March 1993) and of HarbourView Asset Management Corporation (since March 2000). An officer of 5 portfolios in the OppenheimerFunds complex.
Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 58

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 1999 Age: 49

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer since 2004 Age: 38

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 105 portfolios in the OppenheimerFunds complex

Stephanie Bullington, Assistant Treasurer since 2008 Age: 31

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005; Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004. An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary since 2001 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2004 Age: 40

Vice President (since 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 105 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2001 Age: 43

Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 105 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age : 41

Vice President and Assistant Counsel of the Manager (since February 2007); Assistant Vice President and Assistant Counsel of the Manager (January 2006-January 2007); Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 105 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age : 43

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005 and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 105 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age : 31

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 105 portfolios in the OppenheimerFunds complex.

Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees received the compensation shown below from the Fund for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended September 30, 2008. The total compensation from the Fund and fund complex represents compensation received for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name of Trustee and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund (1) Fiscal year ended September 30, 2008	Total Compensation From the Fund and Fund Complex(2) Year ended December 31, 200 8
William L. Armstrong Chairman of the Board and Governance Committee Member	$22,788	$261,000
George C. Bowen Audit Committee Member	$17,523	$208,800
Edward L. Cameron Audit Committee Chairman	$15,900	$174,000
Jon S. Fossel Review Committee Member	$15,192	$174,000
Sam Freedman Review Committee Chairman	$17,471	$200,100
Beverly Hamilton Review Committee Member and Governance Committee Member	$15,192(3)	$165,300
Robert J. Malone Governance Committee Chairman and Audit Committee Member	$17,471	$200,100
F. William Marshall, Jr. Audit Committee Member and Governance Committee Member	$15,192	$174,000(4)
1.	"Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.

2.

In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. The Manager does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

3.	Includes $15,192 deferred by Ms. Hamilton under the "Compensation Deferral Plan" described below.

4.	Includes $123,750 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

■

Compensation Deferral Plan For Trustees. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustees under the plan without shareholder approval for the limited purpose of determining the value of the Trustees' deferred compensation account.

■     Major Shareholders. As of January 2, 2009, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

Charles Schwab & Co, Inc., Special Custody Account for the Exclusive Benefit of Customers, Attn: Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4211, which owned 386,777,393.178 Class A shares (21.48% of the Class A shares then outstanding).

MLPF&S for the Sole Benefit of its Customers, Attn: Fund Admn #97G06, 4800 Deer Lake Drive E, Fl 3, Jacksonville, FL 32246-6484, which owned 32,981,879.874 Class C shares (9.39% of the Class C shares then outstanding).

Citigroup Global Markets Inc, Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street, New York, NY 10001-2483, which owned 19,029,096.416 Class C shares (5.41% of the Class C shares then outstanding).

MLPF&S for the Sole Benefit of its Customers, Attn: Fund Admn #97G06, 4800 Deer Lake Drive E, Fl 3, Jacksonville, FL 32246-6484, which owned 7,599,341.340 Class N shares (16.54% of the Class C shares then outstanding).

Orchard Trust Co LLC, FBO Oppen RecordkeeperPro, 8515 E. Orchard Road, Greenwood Village, CO 80111-5002, which owned 3,318,214.879 Class N shares (7.22% of the Class N shares then outstanding).

LPL Financial, FBO Customer Accounts, Attn: Mutual Fund Operations, PO Box 509046, San Diego, CA 92150-9046, which owned 12,094,124.341 Class Y shares (15.92% of the Class Y shares then outstanding).

New Mexico Savings Plan, SE, Ages 6-8 Years Portfolio, Attn. Amy Sullivan, c/o Oppenheimerfunds, PO Box 5270, Denver, CO 80217-5270 which owned 8,012,993.146 Class Y shares (10.55% of Class Y shares then outstanding).

Citigroup Global Markets Inc, Attn: Cindy Tempesta, 7th Floor, 333 West 34th Street, New York, NY 10001-2483, which owned 5,403,778.126 Class Y shares (7.11% of the Class Y shares then outstanding).

Wachovia Bank FBO, Various Retirement Plans, 1525 West Wt Harris Blvd, Charlotte, NC 28288-1076, which owned 5,069,239.313 Class Y shares (6.67% of the Class Y shares then outstanding).

New Mexico Savings Plan, TEP, SE Diversified Income A, B & C Portfolio, Attn. Amy Sullivan, PO Box 5270, Denver, CO 80217-5270 which owned 4,802,188.313 Class Y shares (6.32% of Class Y shares then outstanding).

New Mexico Savings Plan, SE Moderately Aggressive Portfolio, Attn. Amy Sullivan, PO Box 5270, Denver, CO 80217-5270 which owned 4,449,418.082 Class Y shares (5.85% of Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

■

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

■     Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

•

The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.

•	The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

•	The Fund generally votes against proposals to classify a board.

•	The Fund supports proposals to eliminate cumulative voting.

•	The Fund opposes re-pricing of stock options without shareholder approval.

•	The Fund generally supports proposals to require majority voting for the election of directors.

•	The Fund generally supports proposals seeking additional disclosure of executive and director pay information.

•	The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.

•	The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.

•

In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.  The Fund will vote for a proposal that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

     The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Fiscal Year ended 9/30:	Management Fees Paid to OppenheimerFunds, Inc.
2006	$35,160,731
2007	$39,478,329
2008	$50,268,336

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

     The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Portfolio Manager. The Fund's portfolio is managed by Arthur Steinmetz (referred to as the "Portfolio Manager"). He is the person responsible for the day-to-day management of the Fund's investments.

Other Accounts Managed by the Portfolio Managers. In addition to managing the Fund's investment portfolio, Mr. Steinmetz also manages other investment portfolios and other accounts, on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of September 30, 2008:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts**
Accounts Managed	9	N/A	N/A
Total Assets Managed*	$17,809	N/A	N/A
Accounts with Performance-Based Advisory Fees	N/A	N/A	N/A
Total Assets in Accounts with Performance-Based Advisory Fees*	N/A	N/A	N/A

*     In millions.

**     Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

■     Compensation of the Portfolio Manager. The Fund's Portfolio Manager is employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of September 30, 2008, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent as well as restricted shares of such common stock. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including, a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark used with respect to the Fund is Lipper- Multi-Sector Income Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

■     Ownership of Fund Shares. As of September 30, 2008, the Portfolio Manager beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Arthur Steinmetz	$100,001-$500,000

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended September 30, 2006, 2007 and 2008, the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended September 30, 2008, the Fund did not execute any transactions through or pay any commissions to firms that provide research services.

Fiscal Year Ended 9/30:	Total Brokerage Commissions Paid by the Fund*
2006	$585,342
2007	$3,772,455
2008	$1,365,775

*     Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Fiscal Year Ended 9/30:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor*
2006	$8,273,871	$2,199,785
2007	$8,209,684	$2,315,213
2008	$12,416,615	$3,145,243

*Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

Fiscal Year Ended 9/30:	Concessions on Class A Shares Advanced by Distributor*	Concessions on Class B Shares Advanced by Distributor*	Concessions on Class C Shares Advanced by Distributor*	Concessions on Class N Shares Advanced by Distributor*
2006	$542,407	$2,261,892	$1,622,013	$115,660
2007	$538,634	$1,945,831	$1,477,442	$72,094
2008	$985,655	$3,264,014	$3,652,344	$108,189

*     The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

Fiscal Year Ended 9/30:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2006	$43,415	$1,701,540	$113,735	$28,600
2007	$45,817	$1,005,718	$103,452	$4,011
2008	$43,456	$862,138	$289,591	$9,779

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

     Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

     The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

     While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

     Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

     Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

■

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual Class A share net assets held in the accounts of the recipients or their customers.

     The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Prior to March 1, 2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are subject to a contingent deferred sales charge if they are redeemed within 18 months. If Class A shares purchased in a grandfathered retirement plan prior to March 1, 2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of those fees. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

     For the fiscal year ended September 30, 2008 payments under the Class A plan totaled $18,622,941, of which $2,555 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $625,191 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

■

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

     Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

     The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

     The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:

•	pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,

•

may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

•	employs personnel to support distribution of Class B, Class C and Class N shares,

•	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,

•

may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

•	receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,

•	may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,

•

may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and

•

may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 9/30/08
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$5,406,763[1]	$4,236,230	$111,088,342	22.98%
Class C Plan	$13,796,316[2]	$3,612,195	$39,198,933	2.62%
Class N Plan	$876,323[3]	$273,270	$2,701,980	1.45%
1.	Includes $46,600 paid to an affiliate of the Distributor's parent company.

2.	Includes $244,918 paid to an affiliate of the Distributor's parent company.

3.	Includes $30,689 paid to an affiliate of the Distributor's parent company.

     All payments under the plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see " About Your Account" in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans " above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

•

Payments made by the Manager or Distributor out of their respective resources and/or assets, which may include revenues or profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing " payments, may be in addition to the payments by the Fund listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•	The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary' s networking fees;

•	program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets," bank or trust company products or insurance companies' variable annuity or variable life insurance products;

•	placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

For the year ended December 31, 2007, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Legend Equities Corporation
Advantage Capital Corporation	Lincoln Benefit National Life
Aegon USA	Lincoln Financial Advisors Corporation
Aetna Life Insurance & Annuity Company	Lincoln Investment Planning, Inc.
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
AIG Financial Advisors	Massachusetts Mutual Life Insurance Company
AIG Life Variable Annuity	McDonald Investments, Inc.
Allianz Life Insurance Company	Merrill Lynch Pierce Fenner & Smith, Inc.
Allmerica Financial Life Insurance & Annuity Company	Merrill Lynch Insurance Group
Allstate Life Insurance Company	MetLife Investors Insurance Company
American Enterprise Life Insurance	MetLife Securities, Inc.
American General Annuity Insurance	Minnesota Life Insurance Company
American Portfolios Financial Services, Inc.	MML Investor Services, Inc.
Ameriprise Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Annuity Investors Life Insurance Company	Multi-Financial Securities Corporation
Associated Securities Corporation	Mutual Service Corporation
AXA Advisors LLC	NFP Securities, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc One Securities Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Financial Services, Inc.
CCO Investment Services Corporation	New England Securities Corporation
Charles Schwab & Company, Inc.	New York Life Insurance & Annuity Company
Chase Investment Services Corporation	Oppenheimer & Company
Citicorp Investment Services, Inc.	PFS Investments, Inc.
Citigroup Global Markets Inc.	Park Avenue Securities LLC
CitiStreet Advisors LLC	Phoenix Life Insurance Company
Citizen's Bank of Rhode Island	Plan Member Securities
Columbus Life Insurance Company	Prime Capital Services, Inc.
Commonwealth Financial Network	Primevest Financial Services, Inc.
Compass Group Investment Advisors	Protective Life Insurance Company
CUNA Brokerage Services, Inc.	Prudential Investment Management Services LLC
CUSO Financial Services, LLP	Raymond James & Associates, Inc.
E*TRADE Clearing LLC	Raymond James Financial Services, Inc.
Edward Jones	RBC Dain Rauscher Inc.
Essex National Securities, Inc.	Royal Alliance Associates, Inc.
Federal Kemper Life Assurance Company	Securities America, Inc.
Financial Network	Security Benefit Life Insurance Company
Financial Services Corporation	Security First-Metlife Investors Insurance Company
GE Financial Assurance	SII Investments, Inc.
GE Life & Annuity	Signator Investors, Inc.
Genworth Financial, Inc.	Sorrento Pacific Financial LLC
GlenBrook Life & Annuity Company	Sun Life Assurance Company of Canada
Great West Life & Annuity Company	Sun Life Insurance & Annuity Company of New York
GWFS Equities, Inc.	Sun Life Annuity Company Ltd.
Hartford Life Insurance Company	SunTrust Bank
HD Vest Investment Services, Inc.	SunTrust Securities, Inc.
Hewitt Associates LLC	Thrivent Financial Services, Inc.
IFMG Securities, Inc.	Towers Square Securities, Inc.
ING Financial Advisers LLC	Travelers Life & Annuity Company
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America, Inc.	United Planners Financial Services of America
Jefferson Pilot Life Insurance Company	Wachovia Securities, Inc.
Jefferson Pilot Securities Corporation	Walnut Street Securities, Inc.
John Hancock Life Insurance Company	Waterstone Financial Group
JP Morgan Securities, Inc.	Wells Fargo Investments
Kemper Investors Life Insurance Company	Wescom Financial Services

For the year ended December 31, 2007, the following firms, which in some cases are broker-dealers, received payments from the Manager or the Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Co.	Lincoln Investment Planning, Inc.
AG Edwards	Lincoln National Life Insurance Co.
ACS HR Solutions	Linsco Private Ledger Financial
ADP	Massachusetts Mutual Life Insurance Company
AETNA Life Ins & Annuity Co.	Matrix Settlement & Clearance Services
Alliance Benefit Group	McDonald Investments, Inc.
American Enterprise Investments	Mercer HR Services
American Express Retirement Service	Merrill Lynch
American United Life Insurance Co.	Mesirow Financial, Inc.
Ameriprise Financial Services, Inc.	MetLife
Ameritrade, Inc.	MFS Investment Management
AMG (Administrative Management Group)	Mid Atlantic Capital Co.
AST (American Stock & Transfer)	Milliman USA
AXA Advisors	Morgan Keegan & Co, Inc.
Bear Stearns Securities Co.	Morgan Stanley Dean Witter
Benefit Administration Company, LLC	Mutual of Omaha Life Insurance Co.
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Consultants Group	National City Bank
Benefit Plans Administration	National Deferred Comp
Benetech, Inc.	National Financial
Bisys	National Investor Services Co.
Boston Financial Data Services	Nationwide Life Insurance Company
Charles Schwab & Co, Inc.	Newport Retirement Services, Inc.
Citigroup Global Markets Inc.	Northwest Plan Services, Inc.
CitiStreet	NY Life Benefits
City National Bank	Oppenheimer & Co, Inc.
Clark Consulting	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Co.	PFPC
DailyAccess Corporation	Piper Jaffray & Co.
Davenport & Co, LLC	Plan Administrators, Inc.
David Lerner Associates, Inc.	Plan Member Securities
Digital Retirement Solutions, Inc.	Primevest Financial Services, Inc.
DR, Inc.	Principal Life Insurance Co.
Dyatech, LLC	Prudential Investment Management Services LLC
E*Trade Clearing LLC	PSMI Group, Inc.
Edward D Jones & Co.	Quads Trust Company
Equitable Life / AXA	Raymond James & Associates, Inc.
ERISA Administrative Svcs, Inc.	Reliance Trust Co.
ExpertPlan, Inc.	Reliastar Life Insurance Company
FASCore LLC	Robert W Baird & Co.
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Co.	Southwest Securities, Inc.
First Trust – Datalynx	Standard Insurance Co
First Trust Corp	Stanley, Hunt, Dupree & Rhine
Franklin Templeton	Stanton Group, Inc.
Geller Group	Sterne Agee & Leach, Inc.
Great West Life	Stifel Nicolaus & Co, Inc.
H&R Block Financial Advisors, Inc.	Sun Trust Securities, Inc.
Hartford Life Insurance Co.	Symetra Financial Corp.
HD Vest Investment Services	T. Rowe Price
Hewitt Associates LLC	The 401k Company
HSBC Brokerage USA, Inc.	The Princeton Retirement Group Inc.
ICMA - RC Services	The Retirement Plan Company, LLC
Independent Plan Coordinators	TruSource Union Bank of CA
Ingham Group	UBS Financial Services, Inc.
Interactive Retirement Systems	Unified Fund Services (UFS)
Invesmart (Standard Retirement Services, Inc.)	US Clearing Co.
Janney Montgomery Scott, Inc.	USAA Investment Management Co.
JJB Hillard W L Lyons, Inc.	USI Consulting Group
John Hancock	VALIC Retirement Services
JP Morgan	Vanguard Group
July Business Services	Wachovia
Kaufman & Goble	Web401K.com
Legend Equities Co.	Wedbush Morgan Securities
Legg Mason Wood Walker	Wells Fargo Bank
Lehman Brothers, Inc.	Wilmington Trust
Liberty Funds Distributor, Inc./Columbia Management

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

•

Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

•	The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Fund is not insured by the FDIC or any other government agency.

•	The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor's shares are redeemed, they may be worth more or less than their original cost.

•	Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

     The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

■	Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

•

Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

Standardized Yield	= 2[(	a - b	+1)[6]	-1 ]
cd

The symbols above represent the following factors:

a =     dividends and interest earned during the 30-day period.

b =     expenses accrued for the period (net of any expense assumptions).

c =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d =     the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

•

Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B, Class C and Class N shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

The Fund's Yields for the 30-Day Periods Ended 9/30/08
Class of Shares	Standardized Yield		Dividend Yield
	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.79%	5.51%	5.84%	5.56%
Class B	4.88%	N/A	4.94%	N/A
Class C	4.99%	N/A	5.05%	N/A
Class N	5.37%	N/A	5.41%	N/A
Class Y	6.02%	N/A	6.11%	N/A

|X|     Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

•

Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV l/n	- 1	= Average Annual Total Return
P

•

Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n	- 1	= Average Annual Total Return (After Taxes on Distributions)
P

•

Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n	- 1	= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

•

Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P
•

Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

The Fund's Total Returns for the Periods Ended 9/30/08
Class of Shares	Cumulative Total Returns (10 years or life-of-class)		Average Annual Total Returns
			1-Year		5-Years		10-Years (or life of class if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A1	72.22%	80.81%	-8.57%	-4.01%	4.71%	5.73%	5.59%	6.10%
Class B2	72.89%	72.89%	-9.04%	-4.54%	4.59%	4.92%	5.63%	5.63%
Class C3	67.94%	67.94%	-5.42%	-4.52%	4.99%	4.99%	5.32%	5.32%
Class N4	56.85%	56.85%	-5.07%	-4.17%	5.34%	5.34%	6.12%	6.12%
Class Y5	85.06%	85.06%	-3.33%	-3.33%	6.03%	6.03%	6.35%	6.35%
1.	Inception of Class A: 10/16/89

2.	Inception of Class B: 11/30/92

3.	Inception of Class C: 5/26/95

4.	Inception of Class N: 3/1/01

5.	Inception of Class Y: 1/26/98

Average Annual Total Returns for Class A1 Shares (After Sales Charge) For the Periods Ended 9/30/08
	1-Year	5-Years	10-Years (or life of class if less)
After Taxes on Distributions	-10.67%	2.49%	2.87%
After Taxes on Distributions and Redemption of Fund Shares	-5.48%	2.75%	3.07%

1.     Inception of Class A: 10/16/89

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     |X|     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

■     Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among multi-sector bond category.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges and loads), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

|X|     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions,

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Portfolio Series:
Oppenheimer Balanced Fund	Active Allocation Fund
Oppenheimer Baring China Fund	Equity Investor Fund
Oppenheimer Baring Japan Fund	Conservative Investor Fund
Oppenheimer Baring SMA International Fund	Moderate Investor Fund
Oppenheimer Core Bond Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer California Municipal Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Champion Income Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Convertible Securities Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Real Estate Fund
Oppenheimer Discovery Fund	Oppenheimer Rising Dividends Fund, Inc.
Oppenheimer Emerging Growth Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester National Municipals
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Select Value Fund
Oppenheimer International Small Company Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Main Street Fund	Oppenheimer Strategic Income Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer U.S. Government Trust
Oppenheimer Main Street Small Cap Fund	Oppenheimer Value Fund
Oppenheimer MidCap Fund	Limited-Term New York Municipal Fund
Oppenheimer New Jersey Municipal Fund	Rochester Fund Municipals

LifeCycle Funds
Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

And the following money market funds:
Oppenheimer Cash Reserves	Centennial Government Trust
Oppenheimer Institutional Money Market Fund	Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.	Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust	Centennial Tax Exempt Trust

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units purchased in advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor. A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13-month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to the purchases that were made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

     To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period, calculated at the net asset value on that day, equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

■	Terms of Escrow That Apply to Letters of Intent.

     1.     Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2.     If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

     3.     If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "How to Exchange Shares"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

     4.     If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

     5.     If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

     6.     By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

     If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix B to this SAI. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

     The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

     The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Shares Subject to a Contingent Deferred Sales Charge. Under a special arrangement with the Distributor, for purchases of Class A shares at net asset value, whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on Class A share purchases by a retirement plan that are made with the redemption proceeds of Class N shares of an Oppenheimer fund held by the plan for more than 18 months.

|X|     Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

|X|     Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

•	to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

•	to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,

•	to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,

•	to all trustee-to-trustee IRA transfers,

•	to all 90-24 type 403(b) transfers,

•	to Group Retirement Plans (as defined in Appendix B to this SAI) which have entered into a special agreement with the Distributor for that purpose,

•	to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,

•	to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,

•	to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,

•	to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and

•	to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

•

purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),

•

purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and

•	on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

     No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

|X|     Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

•	A fund account whose shares were acquired after September 30th of the prior year;

•

A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;

•	Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;

•	A fund account that has only certificated shares and, has a balance below $500 and is being escheated;

•	Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;

•	Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;

•	Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Record(k)eeper Pro and Pension Alliance Retirement Plan programs; and

•	A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

•	Accounts held in the Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I Want To," or call 1.888.470.0862 for instructions.

The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

■     Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

•	Equity securities traded on a U.S. securities exchange are valued as follows:

(1)	if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded, on that day, or

(2)

if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

•	Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1)	at the last sale price available to the pricing service approved by the Board of Trustees, or

(2)	at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

(3)	at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

•

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

•

Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian bank. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:

(1)	for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

(2)

for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3)

authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4)

specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;

(5)	understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and

(6)

acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

•	Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

•	Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

     Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

     If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this SAI. The request must:

(1)	state the reason for the distribution;

(2)	state the owner's awareness of tax penalties if the distribution is premature; and

(3)	conform to the requirements of the plan and the Fund's other redemption requirements.

     Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

     Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix B to this SAI).

By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

|X|     Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to automatically exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds that offer the exchange privilege on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this SAI.

Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

The Planholder may terminate a plan at any time. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

|X|     How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

•

When Class A shares of any Oppenheimer fund acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. Except, however, with respect to Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007, in which case the Class A contingent deferred sales charge is imposed on the acquired shares if they are redeemed within 24 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares.

•

When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

•

If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

•

When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

•

Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

•

With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

•

With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

•

With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

•

When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

     |X|     Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be switched to the new fund account unless you tell the Transfer Agent not to do so.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

     If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

     The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

     The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income including net income derived from an interest in a qualified publicly traded partnership.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. The Fund may be subject to U.S. Federal income tax, and an interest charge, on certain distributions or gains from the sale of shares of a foreign company considered to be a PFIC, even if those amounts are paid out as dividends to shareholders. To avoid imposition of the interest charge, the Fund may elect to "mark to market" all PFIC shares that it holds at the end of each taxable year. In that case, any increase or decrease in the value of those shares would be recognized as ordinary income or as ordinary loss (but only to the extent of previously recognized "mark-to-market" gains).

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

     Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent or his or her financial intermediary and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. JPMorgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. At a meeting held on August 20, 2008, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.

KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services. KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Oppenheimer Strategic Income Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Strategic Income Fund (the “Fund”), including the statement of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
Denver, Colorado
November 18, 2008

STATEMENT OF INVESTMENTS September 30, 2008

	Principal
	Amount	Value

Asset-Backed Securities—1.8%
Ace Securities Corp. Home Equity Loan Trust, Asset-Backed Pass-Through Certificates, Series 2005-HE7, Cl. A2B, 3.387%, 11/25/35[1]	$416,438	$413,723
AmeriCredit Prime Automobile Receivables Trust 2007-1, Automobile Receivables Nts., Series 2007-1, Cl. D, 5.62%, 9/8/14[2]	3,354,000	2,347,800
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 3.687%, 5/25/34[1]	4,482,726	3,953,183
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 3.307%, 9/25/36[1]	2,190,000	1,982,161
Argent Securities Trust 2006-W5, Asset-Backed Pass-Through Certificates, Series 2006-W5, Cl. A2B, 3.307%, 5/26/36[1]	2,764,473	2,677,992
Capital Auto Receivables Asset Trust 2006-1, Automobile Asset-Backed Securities, Series 2006-1, Cl. A3, 5.03%, 10/15/09	1,154,834	1,155,203
Capital Auto Receivables Asset Trust 2007-1, Automobile Asset-Backed Securities, Series 2007-1, Cl. B, 5.15%, 9/17/12	665,000	582,575
Capital Auto Receivables Asset Trust 2008-2, Automobile Asset-Backed Securities, Series 2008-2, Cl. A2A, 3.78%, 3/15/11	7,480,000	7,426,422
Capital One Auto Finance Trust, Automobile Receivables, Series 2006-C, Cl. A4, 2.518%, 5/15/13[1]	3,320,000	2,774,819
Capital One Prime Auto Receivables Trust, Automobile Asset-Backed Certificates, Series 2005-1, Cl. A4, 2.508%, 4/15/11[1]	17,888,565	17,810,042
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates, Series 2006-A, Cl. AV2, 3.307%, 5/16/36[1]	2,481,563	2,431,532
CitiFinancial Mortgage Securities, Inc., Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2004-1, Cl. AF2, 2.645%, 4/25/34	1,331,193	1,285,637
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3, Asset-Backed Pass-Through Certificates, Series 2006-WFH3, Cl. A2, 3.307%, 10/31/36[1]	2,620,000	2,515,704
Citigroup Mortgage Loan Trust, Inc. 2006-WFH4, Asset-Backed Pass-Through Certificates, Series 2006-W FH4, Cl. AS, 3.307%, 11/25/36[1]	4,777,000	4,478,917
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[1]	2,010,000	1,834,967
Series 2005-17, Cl. 1AF1, 3.407%, 5/25/36[1]	16,407	16,310
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[1]	1,210,000	1,107,133
CWABS, Inc. Asset-Backed Certificates Trust, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 3.327%, 12/5/29[1]	4,054,000	3,440,774
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl.2A, 2.718%, 12/15/35[1]	705,542	296,590
Series 2006-H, Cl. 2A1A, 2.638%, 11/15/36[1]	257,324	80,547
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates, Series 2008-B, Cl. A2A, 3.81%, 6/8/11	7,480,000	7,414,168
DLJ Ltd., Collateralized Bond Obligations, Series1A, Cl. C2, 11.96%, 4/15/11[2,3,4]	15,000,000	150
DVI Receivables Corp., Equipment Asset-Backed Certificates, Series 2001-2, Cl. C, 4.405%, 11/11/09[2,4]	3,083,887	61,678

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 8/15/25[2,3,4]	$2,730,094	$2,559
First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through Certificates, Series 2005-FF10, Cl. A3, 3.417%, 11/25/35[1]	1,812,556	1,803,882
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 3.297%, 7/25/36[1]	3,790,000	3,609,859
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 3.317%, 7/7/36[1]	1,940,000	1,827,600
First Franklin Mortgage Loan Trust 2006-FFA, Mtg. Pass-Through Certificates, Series 2006-FFA, Cl. A3, 3.327%, 9/25/36[1]	2,743,915	847,181
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 6/13/11[2,3,4]	6,523,018	—
Green Tree Financial Corp., Manufactured Housing Contract Sr. Sub. Pass-Through Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29	4,814,000	3,530,192
Greenpoint Credit Manufactured Housing Contract Trust, Pass-Through Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/20/31	3,819,237	846,375
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts., Series 2007-3, Cl. A3, 2.838%, 6/15/12[1]	20,870,000	20,551,403
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.363%, 6/1/35	2,662,000	1,233,741
Home Equity Mortgage Trust 2006-5, Mtg. Pass-Through Certificates, Series 2006-5, Cl. A1, 5.50%, 1/25/37	1,148,723	275,202
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Nts., Series 2005-3, Cl. A1, 2.731%, 1/20/35[1]	1,542,191	1,305,447
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 3.298%, 3/20/36[1]	1,520,000	1,399,756
Hyundai Auto Receivables Trust 2008-A, Asset-Backed Automobile Securities, Series 2008-A, Cl. A2, 4.16%, 5/16/11	9,775,000	9,694,586
Ice Em CLO, Collateralized Loan Obligations:
Series 2007-1A, Cl. B, 4.795%, 8/15/22[1,2]	20,040,000	14,074,092
Series 2007-1A, Cl. C, 6.095%, 8/15/22[1,2]	16,980,000	10,390,062
Series 2007-1A, Cl. D, 8.095%, 8/15/22[1,2]	16,980,000	9,525,780
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35[1]	691,860	688,300
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35	750,146	749,186
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 0.227%, 3/24/14[1,2]	3,841,283	153,651
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 3.307%, 8/25/36[1]	5,580,000	3,082,555
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD, 6.368%, 1/25/29[1,2]	4,475,119	570,578
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 3.307%, 7/1/36[1]	5,945,074	5,618,008

	Principal
	Amount	Value

Asset-Backed Securities Continued
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	$1,900,000	$1,798,724
RAMP Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-RS4, Cl. A1, 3.287%, 7/25/36[1]	207,528	206,145
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 3.307%, 9/25/36[1]	6,512,004	6,211,990
Securitized Asset-Backed Receivables LLC Trust 2007-BR2, Asset-Backed Securities, Series 2007-BR2, Cl. A2, 3.437%, 2/25/37[1]	2,107,558	1,212,910
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 3.219%, 6/15/39[1]	6,323,000	3,778,028
Specialty Underwriting & Residential Finance Trust, Home Equity Asset-Backed Obligations, Series 2005-BC3, Cl. A2B, 3.457%, 6/25/36[1]	784,777	781,620
Start CLO Ltd., Asset-Backed Credit Linked Securities, Series 2006-3A, Cl. F, 19.815%, 6/7/11[1,2]	5,430,000	4,394,499
Taganka Car Loan Finance plc, Automobile Asset-Backed Certificates, Series 2006-1A, Cl. C, 5.787%, 11/14/13[1,2]	2,715,000	2,596,898
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 4.50%, 5/1/37	570,630	212,777
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 3.307%, 7/25/36[1]	3,770,000	3,713,544

Total Asset-Backed Securities (Cost $243,513,798)		182,775,157

Mortgage-Backed Obligations—29.5%
Government Agency—15.0%
FHLMC/FNMA/Sponsored—14.6%
Federal Home Loan Mortgage Corp.:
4.50%, 7/15/19	129,560	127,129
4.50%, 5/15/19[5]	4,695,617	4,623,590
5%, 8/15/33-12/15/34	7,982,478	7,801,927
6%, 4/15/17-3/15/33	21,978,571	22,414,513
6.50%, 4/15/18-8/15/32	11,309,652	11,716,145
7%, 8/15/21-12/1/23	4,074,341	4,289,787
7%, 10/1/31[5]	1,724,999	1,814,021
7.50%, 2/15/32-4/25/36	7,029,080	7,631,216
8.50%, 8/15/31	442,696	491,244
10%, 5/15/20	161,294	186,303
10.50%, 6/14/20	173,277	203,558
11.50%, 11/14/16	80,932	87,208
12%, 6/14/10-6/15/17	368,295	399,826
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	6,817,768	7,294,269
Series 151, Cl. F, 9%, 5/15/21	13,647	13,642
Series 1562, Cl. Z, 7%, 7/15/23	341,559	354,395

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 1590, Cl. IA, 3.55%, 10/15/23[1]	$6,166,400	$6,135,506
Series 1674, Cl. Z, 6.75%, 2/15/24	305,482	319,990
Series 2002-66, Cl. FG, 4.207%, 9/25/32[1]	6,866,726	6,932,339
Series 2002-84, Cl. FB, 4.207%, 12/25/32[1]	401,007	398,710
Series 2003-11, Cl. FA, 4.207%, 9/25/32[1]	547,219	545,851
Series 2006-11, Cl. PS, 12.808%, 3/25/36[1]	2,791,797	2,926,083
Series 2034, Cl. Z, 6.50%, 2/15/28	59,231	61,538
Series 2043, Cl. ZP, 6.50%, 4/15/28	4,178,080	4,317,482
Series 2053, Cl. Z, 6.50%, 4/15/28	58,435	60,508
Series 2055, Cl. ZM, 6.50%, 5/15/28	1,448,347	1,492,335
Series 2080, Cl. Z, 6.50%, 8/15/28	2,427,183	2,513,219
Series 2173, Cl. Z, 6.50%, 7/15/29	10,095,589	10,303,023
Series 2326, Cl. ZP, 6.50%, 6/15/31	967,667	996,992
Series 2344, Cl. FP, 3.438%, 8/15/31[1]	2,276,259	2,277,731
Series 2368, Cl. TG, 6%, 10/15/16	1,114,931	1,152,277
Series 2410, Cl. PF, 3.468%, 2/15/32[1,5]	10,573,043	10,587,380
Series 2412, Cl. GF, 3.438%, 2/15/32[1]	5,086,248	5,092,254
Series 2427, Cl. ZM, 6.50%, 3/15/32	4,558,421	4,702,240
Series 2435, Cl. EQ, 6%, 5/15/31	4,861,249	4,936,024
Series 2451, Cl. FD, 3.488%, 3/15/32[1]	1,708,005	1,709,780
Series 2453, Cl. BD, 6%, 5/15/17	141,778	146,524
Series 2461, Cl. PZ, 6.50%, 6/15/32	296,908	310,263
Series 2464, Cl. FI, 3.488%, 2/15/32[1]	1,880,377	1,883,911
Series 2470, Cl. AF, 3.488%, 3/15/32[1]	2,874,953	2,921,314
Series 2470, Cl. LF, 3.488%, 2/15/32[1]	1,924,807	1,925,529
Series 2471, Cl. FD, 3.488%, 3/15/32[1]	3,490,327	3,473,708
Series 2475, Cl. FB, 3.488%, 2/15/32[1]	2,718,654	2,726,373
Series 2500, Cl. FD, 2.988%, 3/15/32[1]	604,187	598,263
Series 2517, Cl. GF, 3.488%, 2/15/32[1]	1,572,710	1,565,666
Series 2526, Cl. FE, 2.888%, 6/15/29[1]	785,430	777,259
Series 2551, Cl. FD, 2.888%, 1/15/33[1]	600,402	593,446
Series 2641, Cl. CE, 3.50%, 9/15/25	2,269,186	2,258,029
Series 2676, Cl. KY, 5%, 9/15/23	2,516,000	2,421,576
Series 2676, Cl. TF, 3.088%, 1/15/32[1]	3,589,639	3,544,129
Series 2727, Cl. UA, 3.50%, 10/15/22	711,982	711,539
Series 2736, Cl. DB, 3.30%, 11/15/26	10,690,002	10,591,567
Series 2777, Cl. PJ, 4%, 5/15/24	817,232	817,499
Series 2934, Cl. NA, 5%, 4/15/24	3,079,948	3,093,057
Series 2936, Cl. PE, 5%, 2/1/35	2,807,000	2,613,462
Series 2939, Cl. PE, 5%, 2/15/35	11,489,000	10,696,300
Series 3025, Cl. SJ, 15.629%, 8/15/35[1]	3,010,658	3,182,301
Series 3035, Cl. DM, 5.50%, 11/15/25	7,327,599	7,407,518
Series 3057, Cl. LG, 5%, 10/15/35	5,000,000	4,644,343
Series 3094, Cl. HS, 15.263%, 6/15/34[1]	1,614,182	1,671,607
Series 3105, Cl. BD, 5.50%, 1/15/26	8,122,000	7,805,698
Series 3138, Cl. PA, 5.50%, 2/15/27	17,375,351	17,690,787

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 11.526%, 7/1/26[6]	$2,380,561	$528,256
Series 183, Cl. IO, 7.778%, 4/1/27[6]	941,097	184,588
Series 192, Cl. IO, 11.023%, 2/1/28[6]	428,737	90,029
Series 200, Cl. IO, 10.799%, 1/1/29[6]	526,484	117,989
Series 2003-13, Cl. IO, 11.514%, 3/25/33[6]	4,824,803	1,159,681
Series 2003-26, Cl. DI, 11.752%, 4/25/33[6]	3,153,305	674,153
Series 2003-26, Cl. IK, 15.079%, 4/25/33[6]	552,608	118,144
Series 203, Cl. IO, 1.866%, 6/1/29[6]	1,791,781	412,451
Series 204, Cl. IO, (8.535)%, 5/1/29[6]	149,052	32,842
Series 205, Cl. IO, 8.418%, 9/1/29[6]	2,315,328	584,651
Series 206, Cl. IO, (13.169)%, 12/1/29[6]	744,280	181,603
Series 207, Cl. IO, (18.708)%, 4/1/30[6]	849,192	211,556
Series 2074, Cl. S, 25.837%, 7/17/28[6]	545,861	73,563
Series 2079, Cl. S, 30.446%, 7/17/28[6]	872,320	121,703
Series 208, Cl. IO, (6.412)%, 6/1/30[6]	1,536,348	371,560
Series 212, Cl. IO, 1.558%, 5/1/31[6]	3,465,926	740,322
Series 214, Cl. IO, (11.709)%, 6/1/31[6]	822,466	203,038
Series 216, Cl. IO, 10.831%, 12/1/31[6]	8,363,377	2,144,975
Series 224, Cl. IO, 8.162%, 3/1/33[6]	4,553,503	1,022,569
Series 243, Cl. 6, 8.759%, 12/15/32[6]	2,749,007	625,541
Series 2526, Cl. SE, 22.945%, 6/15/29[6]	1,419,272	109,312
Series 2802, Cl. AS, 65.571%, 4/15/33[6]	4,013,610	302,304
Series 2819, Cl. S, 25.569%, 6/15/34[6]	12,159,683	1,085,302
Series 2920, Cl. S, 38.684%, 1/15/35[6]	7,314,972	617,722
Series 3000, Cl. SE, 65.783%, 7/15/25[6]	9,396,682	623,418
Series 3004, Cl. SB, 99.644%, 7/15/35[6]	13,973,720	970,861
Series 3110, Cl. SL, 86.931%, 2/15/26[6]	2,684,185	178,811
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 192, Cl. PO, 6.572%, 2/1/28[7]	428,737	350,825
Federal National Mortgage Assn.:
4.50%, 4/25/18-8/1/20	45,088,197	44,376,763
4.50%, 5/25/18[5]	8,273,429	8,169,432
4.50%, 10/1/21[8]	21,130,000	20,595,157
5%, 12/25/17-9/25/35	186,430,096	184,252,717
5%, 3/1/18-9/25/33[5]	53,559,262	52,574,068
5%, 12/1/17-8/25/34[8]	34,852,372	34,229,378
5.296%, 10/1/36	60,122,803	60,897,827
5.50%, 1/25/22-9/1/36	258,925,173	259,051,969
5.50%, 4/25/33-8/25/33[5]	42,796,181	42,810,163
5.50%, 10/1/23-10/1/38[8]	41,300,000	41,342,989
6%, 7/25/24-8/1/34	60,658,655	61,818,537
6%, 11/25/32-10/25/33[5]	34,997,918	35,636,343
6%, 10/1/23-10/1/36[8]	50,688,000	51,468,189
6.50%, 5/25/17-1/1/34	23,708,755	24,568,251
6.50%, 6/25/17[5]	5,986,114	6,224,843
6.50%, 10/1/38[8]	34,808,000	35,694,525

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn.: Continued
7%, 11/1/17-9/25/34	$32,791,836	$34,541,706
7.50%, 6/25/10-1/1/33	11,674,751	12,645,514
8.50%, 7/1/32	82,253	90,680
9.50%, 4/25/20-4/8/21	94,102	104,829
11%, 11/8/15-2/25/26	315,983	370,665
13%, 6/25/15	74,181	88,009
15%, 5/9/13	202,013	232,634
Federal National Mortgage Assn. Grantor Trust:
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T10, Cl. IO, 33.369%, 12/25/41[6]	127,197,161	1,191,723
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T3, Cl. IO, 38.858%, 11/25/40[6]	15,000,582	202,487
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T4, Cl. IO, 27.009%, 7/25/41[6]	24,085,463	391,280
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1996-35, Cl. Z, 7%, 7/25/26	325,718	339,874
Trust 1997-45, Cl. CD, 8%, 7/18/27	1,793,394	1,896,821
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	2,138,813	2,205,330
Trust 1999-14, Cl. MB, 6.50%, 4/25/29	95,016	98,284
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	3,779,356	3,849,573
Trust 2001-19, Cl. Z, 6%, 5/1/31	2,283,766	2,319,815
Trust 2001-44, Cl. QC, 6%, 9/25/16	303,427	313,100
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	407,032	422,656
Trust 2001-65, Cl. F, 3.807%, 11/25/31[1]	3,902,276	3,887,312
Trust 2001-69, Cl. PF, 4.207%, 12/25/31[1]	4,248,395	4,261,974
Trust 2001-70, Cl. LR, 6%, 9/25/30	89,619	89,712
Trust 2001-80, Cl. ZB, 6%, 1/25/32	4,529,506	4,620,144
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32	1,787,355	1,849,864
Trust 2002-12, Cl. PG, 6%, 3/25/17	2,929,584	3,023,382
Trust 2002-19, Cl. PE, 6%, 4/25/17	1,651,580	1,704,212
Trust 2002-21, Cl. PE, 6.50%, 4/25/32	4,206,969	4,326,079
Trust 2002-29, Cl. F, 4.207%, 4/25/32[1]	2,057,157	2,062,990
Trust 2002-60, Cl. FH, 4.207%, 8/25/32[1]	4,038,411	4,047,086
Trust 2002-64, Cl. FJ, 4.207%, 4/25/32[1]	631,808	629,381
Trust 2002-68, Cl. FH, 3.248%, 10/18/32[1]	1,315,436	1,307,757
Trust 2002-81, Cl. FM, 3.707%, 12/25/32[1]	2,414,251	2,396,373
Trust 2002-9, Cl. PC, 6%, 3/25/17	3,274,678	3,379,556
Trust 2003-116, Cl. FA, 3.607%, 11/25/33[1]	755,742	746,307
Trust 2003-130, Cl. CS, 7.686%, 12/25/33[1]	3,217,145	2,930,968
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23	5,484,000	5,235,965
Trust 2003-23, Cl. EQ, 5.50%, 4/25/23	12,312,000	11,653,008
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	5,556,000	5,358,778
Trust 2003-3, Cl. FM, 3.707%, 4/25/33[1]	2,989,952	2,970,200
Trust 2003-81, Cl. NB, 4.50%, 11/25/14	10,264,000	10,280,566
Trust 2003-81, Cl. PW, 4%, 3/25/25	2,366,530	2,360,647
Trust 2003-84, Cl. AJ, 3%, 4/25/13	351,768	351,162
Trust 2003-84, Cl. GC, 4.50%, 5/25/15	12,320,000	12,339,999

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Continued
Trust 2004-101, Cl. BG, 5%, 1/25/20	$4,413,000	$4,350,862
Trust 2004-52, Cl. JR, 4.50%, 7/25/24	3,845,823	3,847,152
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	1,705,550	1,817,648
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	3,800,000	3,617,250
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	2,772,608
Trust 2005-59, Cl. NQ, 8.858%, 5/25/35[1]	2,923,532	2,743,846
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	3,510,000	3,280,066
Trust 2006-24, Cl. DB, 5.50%, 4/25/26	960,000	903,373
Trust 2006-29, Cl. PA, 5.50%, 8/25/26	12,779,088	12,918,174
Trust 2006-46, Cl. SW, 12.441%, 6/25/36[1]	4,086,301	4,187,915
Trust 2006-50, Cl. KS, 12.441%, 6/25/36[1]	3,433,289	3,440,232
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	8,791,411	8,937,295
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 35.259%, 11/18/31[6]	4,429,373	496,422
Trust 2001-63, Cl. SD, 14.132%, 12/18/31[6]	114,326	12,950
Trust 2001-68, Cl. SC, 11.923%, 11/25/31[6]	78,981	8,684
Trust 2001-81, Cl. S, 23.723%, 1/25/32[6]	1,034,395	111,120
Trust 2002-28, Cl. SA, 24.461%, 4/25/32[6]	734,028	75,722
Trust 2002-38, Cl. IO, 29.217%, 4/25/32[6]	648,332	59,866
Trust 2002-39, Cl. SD, 20.892%, 3/18/32[6]	1,008,705	99,026
Trust 2002-48, Cl. S, 23.29%, 7/25/32[6]	1,174,558	126,703
Trust 2002-52, Cl. SL, 23.262%, 9/25/32[6]	699,766	75,557
Trust 2002-53, Cl. SK, 20.992%, 4/25/32[6]	628,780	64,051
Trust 2002-56, Cl. SN, 25.259%, 7/25/32[6]	1,610,851	173,969
Trust 2002-65, Cl. SC, 33.379%, 6/25/26[6]	1,984,837	216,393
Trust 2002-77, Cl. IS, 25.75%, 12/18/32[6]	1,104,559	113,471
Trust 2002-77, Cl. SH, 26.713%, 12/18/32[6]	1,271,704	145,021
Trust 2002-89, Cl. S, 45.409%, 1/25/33[6]	6,739,072	700,773
Trust 2002-9, Cl. MS, 22.594%, 3/25/32[6]	1,387,526	155,227
Trust 2003-118, Cl. S, 33.709%, 12/25/33[6]	8,266,098	987,391
Trust 2003-23, Cl. ES, 49.37%, 10/25/22[6]	24,227,652	2,007,176
Trust 2003-33, Cl. SP, 39.597%, 5/25/33[6]	4,774,409	583,545
Trust 2003-4, Cl. S, 34.21%, 2/25/33[6]	2,454,033	288,735
Trust 2003-46, Cl. IH, (5.066)%, 6/1/33[6]	976,390	197,494
Trust 2005-105, Cl. S, 67.083%, 12/25/35[6]	11,609,531	992,892
Trust 2005-40, Cl. SA, 38.96%, 5/25/35[6]	10,916,242	896,179
Trust 2005-40, Cl. SB, 48.607%, 5/25/35[6]	4,985,195	427,766
Trust 2005-71, Cl. SA, 50.482%, 8/25/25[6]	5,897,373	474,590
Trust 2005-83, Cl. SL, 61.524%, 10/25/35[6]	13,106,056	1,063,383
Trust 2005-87, Cl. SE, 93.637%, 10/25/35[6]	49,626,435	3,228,066
Trust 2005-87, Cl. SG, 71.435%, 10/25/35[6]	13,442,816	1,183,627
Trust 2006-119, Cl. MS, 64.382%, 12/25/36[6]	12,279,352	1,122,119
Trust 2006-33, Cl. SP, 53.66%, 5/25/36[6]	8,333,392	861,836
Trust 2006-34, Cl. SK, 55.349%, 5/25/36[6]	13,244,842	1,337,394
Trust 2006-42, Cl. CI, 28.061%, 6/25/36[6]	12,527,061	1,110,270
Trust 2006-48, Cl. QA, 30.127%, 6/25/36[6]	8,990,028	806,642

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2006-75, Cl. SA, 55.317%, 8/25/36[6]	$8,061,686	$699,583
Trust 2006-90, Cl. SX, 76.949%, 9/25/36[6]	10,405,897	969,910
Trust 221, Cl. 2, 15.40%, 5/1/23[6]	938,615	219,870
Trust 240, Cl. 2, 23.839%, 9/1/23[6]	1,561,138	391,474
Trust 247, Cl. 2, 5.19%, 10/1/23[6]	369,732	93,495
Trust 252, Cl. 2, 7.817%, 11/1/23[6]	109,891	27,431
Trust 2682, Cl. TQ, 74.997%, 10/15/33[6]	4,669,121	334,674
Trust 2981, Cl. BS, 82.237%, 5/15/35[6]	8,576,808	752,709
Trust 301, Cl. 2, 5.434%, 4/1/29[6]	1,454,564	320,935
Trust 302, Cl. 2, 2.575%, 6/1/29[6]	2,096,165	452,983
Trust 303, Cl. IO, 15.145%, 11/1/29[6]	813,437	207,927
Trust 313, Cl. 2, (6.399)%, 6/1/31[6]	5,507,449	1,360,783
Trust 319, Cl. 2, 5.748%, 2/1/32[6]	85,250	20,058
Trust 321, Cl. 2, 9.355%, 4/1/32[6]	6,942,009	1,621,562
Trust 322, Cl. 2, 3.686%, 4/1/32[6]	345,085	77,657
Trust 324, Cl. 2, 5.365%, 7/1/32[6]	5,054,486	1,158,052
Trust 328, Cl. 2, 1.93%, 12/1/32[6]	12,316,565	2,746,439
Trust 331, Cl. 5, 9.399%, 2/1/33[6]	5,905,224	1,317,888
Trust 332, Cl. 2, 4.525%, 3/1/33[6]	15,499,409	3,401,429
Trust 333, Cl. 2, 3.891%, 4/1/33[6]	11,011,915	2,416,422
Trust 334, Cl. 12, 5.392%, 2/1/33[6]	7,407,379	1,714,763
Trust 334, Cl. 3, 11.057%, 7/1/33[6]	1,967,520	431,636
Trust 334, Cl. 5, 11.073%, 5/1/33[6]	3,536,030	785,170
Trust 334, Cl. IO, 11.132%, 2/1/33[6]	4,801,836	1,079,613
Trust 338, Cl. 2, 2.812%, 7/1/33[6]	9,792,991	2,152,850
Trust 339, Cl. 7, 8.871%, 7/1/33[6]	17,504,524	3,815,273
Trust 339, Cl. 8, 8.584%, 8/1/33[6]	1,086,715	240,470
Trust 342, Cl. 2, 5.992%, 9/1/33[6]	1,560,861	351,726
Trust 344, Cl. 2, 9.126%, 12/1/33[6]	7,661,196	1,697,881
Trust 345, Cl. 9, 11.203%, 1/1/34[6]	6,163,591	1,225,584
Trust 346, Cl. 2, 2.956%, 12/1/33[6]	10,248,872	2,254,255
Trust 351, Cl. 10, 9.48%, 4/1/34[6]	1,816,814	399,926
Trust 351, Cl. 11, 9.889%, 11/1/34[6]	971,738	198,600
Trust 351, Cl. 8, 8.01%, 4/1/34[6]	2,939,471	590,280
Trust 356, Cl. 10, 9.542%, 6/1/35[6]	2,596,773	614,596
Trust 356, Cl. 12, 7.968%, 2/1/35[6]	1,345,080	318,499
Trust 362, Cl. 12, 5.412%, 8/1/35[6]	159,263	37,219
Trust 362, Cl. 13, 7.985%, 8/1/35[6]	168,263	39,344
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 322, Cl. 1, 5.901%, 4/1/32[7]	15,805,220	12,458,215
Trust 324, Cl. 1, 6.054%, 7/1/32[7]	1,262,143	1,018,760
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 14.254%, 9/15/22[6]	13,098,948	265,972
Series 1995-2B, Cl. 2IO, 9.734%, 6/15/25[6]	882,053	17,528
Series 1995-3, Cl. 1IO, 7.331%, 9/15/25[6]	30,156,454	275,748

		1,487,244,695

	Principal
	Amount	Value

GNMA/Guaranteed—0.4%
Government National Mortgage Assn.:
5.625%, 8/8/27[1]	$7,728	$7,823
7%, 1/29/28-2/8/30	2,036,177	2,144,246
8%, 1/29/28-9/29/28	752,515	826,051
11%, 11/8/19	17,315	19,625
12%, 12/9/13-9/1/15	30,282	34,983
12.50%, 12/29/13-11/29/15	971,227	1,100,984
13%, 10/30/15	1,501,991	1,719,220
13.50%, 6/30/15	2,014,438	2,310,865
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	8,063,842	8,816,783
Series 2000-12, Cl. ZA, 8%, 2/16/30	3,493,904	3,826,234
Series 2000-7, Cl. Z, 8%, 1/16/30	4,035,512	4,426,760
Series 2001-62, Cl. KZ, 6.50%, 12/16/31	11,576,722	11,958,730
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 23.961%, 7/16/28[6]	1,763,853	243,168
Series 1998-6, Cl. SA, 35.723%, 3/16/28[6]	1,109,538	132,575
Series 2006-47, Cl. SA, 50.597%, 8/16/36[6]	13,151,999	1,194,565

		38,762,612

Non-Agency—14.5%
Commercial—5.6%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2006-5, Cl. A2, 5.348%, 10/10/11	1,325,000	1,264,345
Series 2008-1, Cl. A4, 6.346%, 12/1/17[1]	9,480,000	8,356,100
Series 2008-1, Cl. AM, 6.389%, 1/1/18[1]	2,390,000	1,910,477
Series 2008-1, Cl. AJ, 6.389%, 1/1/18[1]	2,380,000	1,617,899
Banc of America Funding Corp., Mtg. Pass-Through Certificates, Series 2004-2, Cl. 2A1, 6.50%, 7/20/32	2,344,723	2,347,414
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-8, Cl. 5A1, 6.50%, 5/25/32	2,345,554	2,174,521
Bear Stearns Commercial Mortgage Securities Trust 2006-PW13, Commercial Mtg. Pass-Through Certificates, Series PW13, Cl. A4, 5.54%, 9/1/41	14,790,000	13,209,297
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18, Commercial Mtg. Pass-Through Certificates, Series PW18, Cl. A2, 5.613%, 6/1/50	940,000	866,741
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, (5.859)%, 6/22/24[6]	3,145,342	93,122
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates, Series 2006-2, Cl. A1B, 2.572%, 9/25/36[1]	750,823	737,096
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	9,286,000	7,872,365

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 5.573%, 12/20/35[1]	$550,923	$384,401
Citigroup Commercial Mortgage Trust 2006-C4, Commercial Mtg. Pass-Through Certificates, Series 2006-C4, Cl. A3, 5.915%, 3/1/49[1]	7,470,000	6,773,600
Citigroup Mortgage Loan Trust, Inc. 2006-WF1, Asset-Backed Pass-Through Certificates, Series 2006-WF1, Cl. A2B, 5.536%, 3/1/36	362,908	357,748
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	27,603,000	25,703,221
Series 2007-CD4, Cl. AJ, 5.398%, 12/1/49	6,760,000	4,395,903
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 1A13, 3.657%, 10/25/36[1]	6,623,358	5,463,683
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.913%, 6/1/39[1]	3,960,000	3,398,954
CWABS, Inc. Asset-Backed Certificates Trust 2006-8, Asset-Backed Certificates, Series 2006-8, Cl.2A1, 3.237%, 1/25/46[1]	1,399,509	1,387,588
CWALT Alternative Loan Trust 2007-8CB, Mtg. Pass-Through Certificates, Series 2007-8CB, Cl. A1, 5.50%, 5/25/37	16,776,221	15,644,481
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2007-RS1, Cl. A2, 4.209%, 1/27/37[1,2]	4,268,487	2,487,728
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36	1,370,954	1,355,575
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	6,060,031	5,928,285
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36	490,498	481,812
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 6.024%, 10/15/30[1,2]	36,400,000	17,108,000
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	3,693,939	3,340,924
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.128%, 11/1/37[1]	14,948,623	12,176,743
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	4,445,000	4,388,280
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 7.133%, 5/15/30[1]	2,000,000	1,990,226
Greenwich Capital Commercial Funding Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A2, 5.381%, 3/10/39	9,020,000	8,426,989
Greenwich Capital Commercial Mortgage 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 8/1/17	19,185,000	16,332,120
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	4,950,000	4,390,799
GSR Mortgage Loan Trust 2006-2F, Mtg. Pass-Through Certificates, Series 2006-2F, Cl. 2A2, 5.75%, 2/1/36	1,623,983	1,321,148

	Principal
	Amount	Value

Commercial Continued
GSR Mortgage Loan Trust 2006-AR1, Mtg. Pass-Through Certificates, Series 2006-AR1, Cl. 3A1, 5.371%, 1/1/36[1]	$2,868,623	$2,434,814
Indymac Index Mortgage Loan Trust 2005-AR31, Mtg. Pass-Through Certificates, Series 2005-AR31, Cl. 2 A2, 5.328%, 1/1/36[1]	1,554,369	990,858
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	9,220,000	8,577,688
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47	14,355,000	12,011,787
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	16,086,000	12,346,804
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	1,590,000	1,041,644
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	5,275,000	4,951,199
Series 2007-LD11, Cl. A2, 5.992%, 6/15/49[1]	14,520,000	13,688,547
Series 2008-C2, Cl. A4, 6.068%, 2/1/51	21,180,000	18,309,934
Series 2008-C2, Cl. AJ, 6.799%, 2/1/51[1]	8,100,000	5,735,011
Series 2008-C2, Cl. AM, 6.799%, 2/1/51	12,600,000	10,346,994
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDPX, Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	11,190,000	9,326,053
JPMorgan Commercial Mortgage Finance Corp., Mtg. Pass-Through Certificates, Series 2000-C9, Cl. A2, 7.77%, 10/15/32	14,609,326	14,773,095
JPMorgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 3A4, 5.675%, 4/1/36[1]	7,242,422	5,123,945
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 5.802%, 1/1/37[1]	3,545,599	3,215,547
LB Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 1999-C2, Cl. C, 7.47%, 10/15/32	8,115,000	8,213,932
LB-UBS Commercial Mortgage Trust 2000-C3, Commercial Mtg. Pass-Through Certificates, Series 2000-C3, Cl. A2, 7.95%, 5/15/25	9,273,711	9,452,494
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. A2, 5.084%, 2/11/31	4,150,000	4,011,558
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12	21,030,000	19,683,077
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.317%, 4/11/41[1]	6,640,000	5,258,486
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2]	417,634	339,328
Mastr Alternative Loan Trust, CMO Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	3,663,471	3,237,265
Mastr Asset Securitization Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 3.657%, 10/25/36[1]	17,435,986	15,297,574
Merrill Lynch Mortgage Investors Trust 2005-A9, Mtg. Asset-Backed Certificates, Series 2005-A9, Cl. 4A1, 5.492%, 12/1/35[1]	9,624,778	7,858,688

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.841%, 5/1/39[1]	$2,980,000	$2,236,361
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ16, Cl. A4, 5.809%, 12/1/49	8,700,000	7,433,762
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30	540,994	540,866
PNC Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 2001-C1, Cl. A2, 6.36%, 3/12/34	9,627,000	9,646,373
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15	571,000	581,303
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 5.379%, 4/25/35[1]	429,035	298,333
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A114, 5.75%, 4/25/37	5,333,830	4,334,044
Residential Asset Securitization Trust 2006-A9CB, Mtg. Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36	4,844,227	4,488,873
Residential Asset Securitization Trust, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	3,071,813	2,312,149
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.826%, 2/1/37[1]	23,674,066	18,513,027
STARM Mortgage Loan Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 1A1, 5.659%, 6/1/37[1,2]	8,260,573	6,814,973
Structured Asset Mortgage Investments, Inc., Mtg. Pass-Through Certificates, Series 2002-AR3, Cl. A2, 3.53%, 9/19/32[1]	1,728,944	1,089,235
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	10,060,000	8,828,742
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.272%, 11/15/48	2,083,000	1,980,476
Wachovia Bank Commercial Mortgage Trust 2007-C33, Commercial Mtg. Pass-Through Certificates, Series 2007-C33, Cl. A4, 6.10%, 2/1/51[1]	14,700,000	12,685,910
Wachovia Bank Commercial Mortgage Trust, Commercial Mtg. Pass- Through Certificates, Series 2007-C34, Cl. AJ, 6.148%, 5/1/46[1]	6,690,000	4,484,171
Wachovia Mortgage Loan Trust LLC, Mtg. Pass-Through Certificates, Series 2007-A, Cl. 1A1, 5.982%, 3/1/37[1]	10,892,276	10,422,474
WaMu Mortgage Pass-Through Certificates 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A7, 5.647%, 11/1/36[1]	4,348,945	2,622,540
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg. Pass-Through Certificates, Series 2006-AR15, Cl. 1A, 3.695%, 11/1/46[1,2]	4,043,903	2,375,793
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A4, 5.877%, 8/1/46[1]	19,581,043	16,270,467
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 1A2, 5.711%, 2/25/37[1,2]	7,186,457	2,874,583
Series 2007-HY1, Cl. 2A4, 5.868%, 2/1/37[1]	1,685,208	1,039,043

	Principal
	Amount	Value

Commercial Continued
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 2A2, 5.668%, 3/1/37[1]	$10,109,386	$6,015,225
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 5A1, 5.584%, 11/1/36[1]	1,979,608	1,551,087
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 2A3, 5.658%, 5/1/37[1]	2,112,381	1,760,321
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 4.079%, 4/1/47[1,2]	2,777,128	1,582,963
Wells Fargo Mortgage-Backed Securities 2004-EE Trust, Mtg. Pass- Through Certificates, Series 2004-EE, Cl. 3A2, 4.261%, 12/1/34[1]	17,177,275	15,925,045
Wells Fargo Mortgage-Backed Securities 2004-U Trust, Mtg. Pass- Through Certificates, Series 2004-U, Cl. A1, 5.673%, 10/1/34[1]	3,064,344	2,981,810
Wells Fargo Mortgage-Backed Securities 2004-V Trust, Mtg. Pass-Through Certificates, Series 2004-V, Cl. 1A1, 3.92%, 10/1/34[1]	9,927,471	9,730,336
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 4.546%, 11/1/34[1]	3,400,424	2,497,114
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 4.538%, 2/1/35[1]	17,211,354	14,757,768
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A3, 5.547%, 4/25/36[1]	10,553,533	9,997,622

		568,586,696

Manufactured Housing—0.1%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.10%, 9/25/36[1]	16,895,373	14,125,785

Multifamily—0.6%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2003-E, Cl. 2A2, 4.709%, 6/25/33[1]	7,338,670	7,319,904
CHL Mortgage Pass-Through Trust 2003-46, Mtg. Pass-Through Certificates, Series 2003-46, Cl. 1A2, 4.411%, 1/19/34[1]	12,304,527	12,287,589
CHL Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. 2A1, 5.50%, 4/1/35	1,325,032	1,164,633
CHL Mortgage Pass-Through Trust 2007-HY1, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 1A1, 5.696%, 4/25/37[1]	14,452,082	11,135,393
Merrill Lynch Mortgage Investors Trust, Mtg. Pass-Through Certificates, Series 2005-A2, Cl. A2, 4.487%, 2/1/35[1]	3,940,642	3,197,212
WaMu Mortgage Pass-Through Certificates 2003-AR10 Trust, Mtg. Pass-Through Certificates, Series 2003-AR10, Cl. A7, 4.36%, 10/1/33[1]	3,160,000	3,035,731
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust, Mtg. Pass-Through Certificates, Series 2006-AR5, Cl. 2A1, 5.539%, 4/1/36[1]	26,680,750	21,341,419
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.093%, 3/25/36[1]	7,194,714	6,597,477

		66,079,358

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Other—0.1%
JPMorgan Mortgage Trust 2005-S2, Mtg. Pass-Through Certificates, Series 2005-S2, Cl. 3A1, 6.735%, 2/25/32[1]	$5,287,231	$5,132,557

Residential—8.1%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-4, Cl. A4, 5.936%, 7/1/17[1]	13,250,000	11,357,741
Series 2007-4, Cl. AM, 6.003%, 8/1/17[1]	16,580,000	12,964,265
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 4.395%, 5/1/34[1]	14,939,197	13,519,973
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through Certificates, Series 2004-9, Cl. 23A1, 5.029%, 11/1/34[1]	9,444,203	8,675,514
Chase Mortgage Finance Trust 2006-S3, Multiclass Mtg. Pass-Through Certificates, Series 2006-S3, Cl. 1A2, 6%, 11/1/36	10,650,000	8,063,758
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 9A1, 4.571%, 2/1/37[1]	9,939,970	8,898,752
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	9,470,666	8,513,467
CHL Mortgage Pass-Through Trust 2005-27, Mtg. Pass-Through Certificates, Series 2005-27, Cl. 2A1, 5.50%, 12/1/35	8,483,412	7,625,925
CHL Mortgage Pass-Through Trust 2005-31, Mtg. Pass-Through Certificates, Series 2005-31, Cl. 2A4, 5.476%, 1/1/36[1,2]	3,731,174	1,119,352
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	5,301,000	4,121,046
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 5.646%, 6/1/47[1]	8,620,326	6,766,956
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates:
Series 2007-HY4, Cl. 1A1, 6.092%, 9/1/47[1]	29,639,383	23,034,804
Series 2007-HY4, Cl. 1A2, 6.092%, 9/1/47[1,2]	10,082,205	4,436,170
Series 2007-HY4, Cl. 2A2, 6.229%, 11/1/37[1,2]	2,265,466	996,805
Series 2007-HY4, Cl. 3A2, 6.40%, 11/1/37[1,2]	2,355,125	1,036,255
CHL Mortgage Pass-Through Trust 2007-HY5, Mtg. Pass-Through Certificates:
Series 2007-HY5, Cl. 1A2, 5.929%, 9/1/37[1,2]	11,060,927	5,641,073
Series 2007-HY5, Cl. 2A2, 6.001%, 9/1/37[1,2]	2,782,702	1,363,524
Series 2007-HY5, Cl. 3A2, 6.201%, 9/1/37[1,2]	6,988,967	3,354,704
Citigroup Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates:
Series 2007-C6, Cl. A2, 5.889%, 8/1/12[1]	2,810,000	2,633,559
Series 2007-C6, Cl. A4, 5.889%, 12/1/49[1]	15,670,000	13,433,377
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.299%, 12/1/49[1]	9,690,000	8,541,135
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 4.952%, 5/1/35[1]	10,922,377	9,796,007

	Principal
	Amount	Value

Residential Continued
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 5.198%, 8/1/35[1]	$21,270,732	$17,473,417
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Asset-Backed Pass-Through Certificates, Series 2006-AR1, Cl. 3A2, 5.50%, 3/1/36[1,2]	11,284,916	6,093,855
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Asset-Backed Pass-Through Certificates:
Series 2006-AR2, Cl. 1A2, 5.523%, 3/1/36[1]	23,987,807	20,765,638
Series 2006-AR2, Cl. 1AB, 5.591%, 3/1/36[2]	10,270,427	5,135,213
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	14,345,000	10,934,303
CitiMortgage Alternative Loan Trust 2006-A1, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A1, Cl. 2A1, 5.25%, 3/1/21	6,378,436	5,831,170
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 2A1, 5.50%, 10/1/21	8,118,029	7,705,768
CitiMortgage Alternative Loan Trust 2007-A2, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2007-A2, Cl. 1A5, 6%, 2/25/37	14,479,451	12,839,937
COMM 2007-C9 Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C9, Cl. A4, 6.01%, 7/1/17[1]	13,180,000	11,374,091
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32	6,369,643	5,584,453
CWALT Alternative Loan Trust 2005-J3, Mtg. Pass-Through Certificates, Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34	1,229,855	1,085,642
CWALT Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl. 1A10, 6%, 2/1/37[2]	40,069,814	26,810,713
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 4.485%, 5/1/34[1]	1,139,727	1,059,330
GSR Mortgage Loan Trust 2005-AR6, Mtg. Pass-Through Certificates:
Series 2005-AR6, Cl. 3A1, 4.56%, 9/25/35[1]	12,735,546	10,768,181
Series 2005-AR6, Cl. 1A4, 4.626%, 9/1/35[1]	28,106,779	26,202,449
GSR Mortgage Loan Trust 2007-AR1, Mtg. Pass-Through Certificates:
Series 2007-AR1, Cl. 4A1, 5.827%, 3/1/37[1]	9,691,280	7,656,111
Series 2007-AR1, Cl. 2A1, 5.998%, 3/1/37[1]	52,007,379	41,894,476
JPMorgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 5A3, 4.334%, 11/1/33[1]	1,316,083	1,258,402
JPMorgan Mortgage Trust 2007-A1, Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 7A1, 5.299%, 7/1/35[1,2]	16,367,407	14,897,450
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A3, 6.019%, 5/1/37[1,2]	4,800,341	2,570,582

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Residential Continued
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates:
Series 2007-C7, Cl. A3, 5.866%, 9/11/45	$4,205,000	$3,614,183
Series 2007-C7, Cl. AM, 6.374%, 9/11/45[1]	12,810,000	10,251,866
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36	1,634,665	1,448,909
Mastr Adjustable Rate Mortgages Trust 2006-2, Mtg. Pass-Through Certificates, Series 2006-2, Cl. 1A1, 4.951%, 4/1/36[1]	9,836,978	9,232,998
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 6.073%, 10/25/36[1]	16,669,685	15,220,311
Merrill Lynch Mortgage Investors Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 1A1, 5.797%, 9/1/37[1,2]	6,632,586	6,145,643
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	2,859,207	2,844,972
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	12,282,686	9,269,730
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS5, Cl. 2A2, 6%, 5/1/36	1,548,742	1,506,682
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	4,871,096	4,355,691
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	9,429,000	6,424,056
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	15,812,659	12,070,895
Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through Certificates, 5.775%, 7/1/37[1,2]	8,281,258	3,230,519
Salomon Brothers Mortgage Securities VII, Inc., CMO:
Series 2001-UP2, Cl. AF2, 7.25%, 10/25/31	99,331	99,926
Series 2000-UP1, Cl. A2, 8%, 9/25/30	362,325	365,298
Salomon Smith Barney RV Trust, Recreational Vehicles Mtg. Obligations, Series 2001-1, Cl. B, 6.64%, 4/15/18	2,407,000	2,413,491
WaMu Asset-Backed Certificates 2005-AR12 Trust, Mtg. Asset-Backed Certificates, Series 2007-AR12, Cl. 1A8, 4.833%, 10/1/35[1]	9,995,454	9,298,307
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A, 4.489%, 9/25/33[1]	4,595,068	4,441,058
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A1, 5.051%, 12/1/35[1]	10,723,564	9,992,318
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 5.931%, 9/1/36[1]	12,446,926	11,437,129
WaMu Mortgage Pass-Through Certificates 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 2A4, 5.758%, 11/1/36[1,2]	1,313,206	669,735

	Principal
	Amount	Value

Residential Continued
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 4A1, 5.469%, 2/1/37[1]	$50,035,487	$42,081,105
Series 2007-HY1, Cl. 5A1, 5.771%, 2/1/37[1]	28,832,300	22,264,645
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY2, Cl. 1A1, 5.614%, 12/1/36[1]	33,259,335	26,112,738
Series 2007-HY2, Cl. 1A2, 5.614%, 12/1/36[1,2]	3,966,977	1,309,102
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 4A1, 5.348%, 3/1/37[1]	32,698,416	27,468,003
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 4A1, 5.504%, 9/25/36[1]	28,698,144	25,898,115
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 5.695%, 6/25/37[1]	14,930,576	12,190,838
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg. Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.873%, 7/1/37[1]	8,177,931	5,531,084
Wells Fargo Mortgage-Backed Securities 2004-EE Trust, Mtg. Pass-Through Certificates, Series 2004-EE, Cl. 3A1, 4.261%, 12/1/34[1]	7,163,089	6,640,896
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 4.369%, 9/1/34[1]	1,118,679	944,453
Wells Fargo Mortgage-Backed Securities 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2005-AR12, Cl. 2A6, 4.336%, 7/1/35[1]	5,797,198	4,913,251
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg. Pass-Through Certificates, Series 2005-AR16, Cl. 2A1, 4.945%, 10/1/35[1]	6,715,195	5,849,753
Wells Fargo Mortgage-Backed Securities 2006-12 Trust, Mtg. Pass-Through Certificates, Series 2006-12, Cl. A1, 6%, 10/25/36	5,857,161	5,850,954
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 3A2, 4.871%, 7/1/36[1,2]	2,508,615	1,216,678
Series 2006-AR10, Cl. 4A2, 5.561%, 7/1/36[1,2]	9,083,565	4,405,529
Series 2006-AR10, Cl. 5A3, 5.594%, 7/1/36[1]	4,496,349	3,799,748
Series 2006-AR10, Cl. 5A6, 5.594%, 7/1/36[1]	44,225,285	35,739,377
Series 2006-AR10, Cl. 2A2, 5.636%, 7/1/36[1,2]	6,115,562	2,966,048
Wells Fargo Mortgage-Backed Securities 2006-AR13 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR13, Cl. A2, 5.748%, 9/1/36[1]	36,577,373	31,210,346
Series 2006-AR13, Cl. A4, 5.748%, 9/1/36[1]	29,050,000	22,642,813
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 2A1, 5.24%, 4/1/36[1]	6,928,545	5,962,970

		823,167,506

Total Mortgage-Backed Obligations (Cost $3,169,483,469)		3,003,099,209

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

U.S. Government Obligations—3.3%

Federal Home Loan Bank Unsec. Bonds, 3.625%, 10/18/13[9,10]	$16,130,000		$15,706,152
Federal Home Loan Mortgage Corp. Unsec. Nts.:
3.375%, 4/15/09[9]	26,370,000		26,370,396
3.75%, 6/28/13[9]	23,220,000		23,064,380
4.125%, 9/27/13[9]	48,945,000		49,382,079
5.25%, 5/21/09[9]	49,580,000		50,165,738
Federal National Mortgage Assn. Sr. Unsec. Nts., 4.875%, 5/18/12	20,040,000		20,836,329
Federal National Mortgage Assn. Unsec. Nts.:
3.25%, 4/9/13[9]	47,710,000		46,487,479
3.875%, 7/12/13[9]	29,450,000		29,408,623
4.625%, 10/15/14[11]	23,490,000		23,903,142
Resolution Funding Corp. Bonds, Residual Funding STRIPS, 6.135%, 1/15/21[12]	53,130,000		29,666,729
U.S. Treasury Bonds, STRIPS, 4.955%, 2/15/16[5,12]	23,896,000		18,160,219

Total U.S. Government Obligations (Cost $329,604,504)			333,151,266

Foreign Government Obligations—24.7%

Argentina—0.1%
Argentina (Republic of) Bonds:
3.127%, 8/3/12[1]	11,814,501		8,493,880
Series GDP, 0.971%, 12/15/35[1]	23,710,000		1,920,510
Series V, 7%, 3/28/11	4,160,000		3,095,156
Series VII, 7%, 9/12/13	1,205,000		818,446

			14,327,992

Australia—0.1%
New South Wales Treasury Corp. Sr. Bonds, Series 12RG, 6%, 5/1/12	2,880,000	AUD	2,276,505
New South Wales Treasury Corp. Sr. Unsec. Bonds, Series 14RG, 5.50%, 8/1/14	4,190,000	AUD	3,220,190

			5,496,695

Austria—0.1%
Austria (Republic of) Unsec. Unsub. Nts., Series E, 4%, 9/15/16	9,716,000	EUR	13,413,860

Belgium—0.1%
Belgium (Kingdom of) Bonds, Series 44, 5%, 3/28/35	9,010,000	EUR	12,790,412

Brazil—2.7%
Banco Nacional de Desenvolvimento Economico e Social Nts., 6.369%, 6/16/18[13]	13,550,000		11,991,750
Brazil (Federal Republic of) Bonds:
6%, 1/17/17	34,465,000		33,344,888
8%, 1/15/18	31,680,000		34,056,000
8.75%, 2/4/25	1,815,000		2,137,163
8.875%, 10/14/19	21,300,000		25,027,500
10.50%, 7/14/14	17,798,000		22,469,975

	Principal
	Amount		Value

Brazil Continued
Brazil (Federal Republic of) Letras Tesouro Nacional Treasury Bills, 0%, 1/1/09[12]	57,340,000	BRR	$29,130,582
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
10%, 1/10/10	58,026,000	BRR	29,014,034
10%, 1/1/12	29,874,000	BRR	14,330,854
10%, 1/1/17	140,991,000	BRR	60,887,159
Brazil (Federal Republic of) Nts., 7.875%, 3/7/15	7,950,000		8,514,450

			270,904,355

Bulgaria—0.2%
Bulgaria (Republic of) Bonds:
8.25%, 1/15/15	7,080,000		7,823,400
8.25%, 1/15/15[13]	6,790,000		7,502,950

			15,326,350

Canada—0.3%
Canada (Government of) Bonds:
3.50%, 6/1/13	9,370,000	CAD	8,949,153
5%, 6/1/37	9,860,000	CAD	10,492,319
Canada (Government of) Nts.:
3.75%, 6/1/10	7,035,000	CAD	6,713,145
4.25%, 6/1/18	4,290,000	CAD	4,203,333

			30,357,950

Colombia—0.5%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[13]	9,427,000,000	COP	3,609,782
Colombia (Republic of) Bonds:
7.375%, 9/18/37	10,402,000		10,438,407
10.75%, 1/15/13	8,000,000		9,410,000
12%, 10/22/15	14,703,000,000	COP	7,065,540
Colombia (Republic of) Nts.:
8.25%, 12/22/14	4,050,000		4,414,500
11.75%, 3/1/10	5,175,000,000	COP	2,414,417
Colombia (Republic of) Unsec. Bonds, 8.125%, 5/21/24	4,010,000		4,411,000
EEB International Ltd. Sr. Unsec. Bonds, 8.75%, 10/31/14[13]	8,730,000		8,730,000

			50,493,646

Costa Rica—0.1%
Costa Rica (Republic of) Unsec. Bonds, 9.995%, 8/1/20	5,424,000		6,888,480

Denmark—0.1%
Denmark (Kingdom of) Bonds, 5%, 11/15/13	58,430,000	DKK	11,483,479

Ecuador—0.0%
Ecuador (Republic of) Unsec. Bonds, 10%, 8/15/30[1]	3,745,000		2,733,850

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Egypt—0.2%
Egypt (The Arab Republic of) Treasury Bills:
Series 182, 11.021%, 1/6/09[12]	29,825,000	EGP	$5,308,168
Series 364, 8.371%, 1/6/09[12]	24,925,000	EGP	4,405,508
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/15/12[13]	77,705,000	EGP	12,091,396

			21,805,072

El Salvador—0.1%
El Salvador (Republic of) Bonds:
7.625%, 9/21/34[13]	4,802,000		4,777,990
7.65%, 6/15/35[13]	10,425,000		10,268,625

			15,046,615

France—1.8%
France (Government of) Obligations Assimilables du Tresor Bonds:
3.25%, 4/25/16	39,390,000	EUR	52,133,677
4%, 10/25/38	29,595,000	EUR	36,715,540
France (Government of) Treasury Nts.:
3.75%, 1/12/13	47,450,000	EUR	66,076,495
4.50%, 7/12/12	18,785,000	EUR	26,966,034

			181,891,746

Germany—1.7%
Germany (Federal Republic of) Bonds:
Series 03, 3.75%, 7/4/13	46,175,000	EUR	65,063,502
Series 05, 4%, 1/4/37	28,040,000	EUR	35,752,944
Series 07, 4.25%, 7/4/17	52,310,000	EUR	74,920,251

			175,736,697

Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[13]	9,290,000		8,825,500

Greece—0.3%
Greece (Republic of) Bonds, 4.60%, 5/20/13	20,960,000	EUR	29,509,625

Guatemala—0.1%
Guatemala (Republic of) Nts.:
10.25%, 11/8/11[13]	3,052,000		3,402,980
10.25%, 11/8/11	3,208,000		3,576,920

			6,979,900

Hungary—0.2%
Hungary (Republic of) Bonds, Series 12/C, 6%, 10/24/12	4,129,000,000	HUF	21,443,233

Indonesia—0.7%
Indonesia (Republic of) Nts.:
6.75%, 3/10/14[13]	22,015,000		21,189,438
6.90%, 1/17/18[13]	15,300,000		13,973,184
7.25%, 4/20/15[13]	11,655,000		11,334,488

	Principal
	Amount		Value

Indonesia Continued
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[13]	$7,320,000		$6,624,600
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[13]	13,940,000		13,626,350

			66,748,060

Israel—0.4%
Israel (State of) Bonds:
5.50%, 2/28/17	60,080,000	ILS	17,301,656
Series 2682, 7.50%, 3/31/14	68,180,000	ILS	21,537,203

			38,838,859

Italy—0.4%
Italy (Republic of) Nts., Certificati di Credito del Tesoro, 4.70%, 7/1/09[1]	28,010,000	EUR	39,475,752

Japan—4.8%
Japan (Government of) Bonds:
2 yr., Series 269, 0.90%, 6/15/10	14,591,000,000	JPY	137,591,395
5 yr., Series 72, 1.50%, 6/20/13	16,748,000,000	JPY	160,864,575
10 yr., Series 279, 2%, 3/20/16	2,727,000,000	JPY	27,229,744
10 yr., Series 282, 1.70%, 9/20/16	7,632,000,000	JPY	73,975,611
20 yr., Series 61, 1%, 3/20/23	4,539,000,000	JPY	37,946,134
20 yr., Series 73, 2%, 12/20/24	3,404,000,000	JPY	32,104,116
20 yr., Series 75, 2.10%, 3/20/25	1,891,000,000	JPY	18,050,422

			487,761,997

Malaysia—0.2%
Johor Corp. Malaysia (Government of) Bonds, Series P3, 1%, 7/31/12[2]	59,778,000	MYR	18,580,235

Mexico—1.3%
Mexican Williams Sr. Nts., 3.578%, 11/15/08[1,2]	1,500,000		1,508,280
United Mexican States Bonds:
8.375%, 1/14/11	9,990,000		10,764,225
Series A, 6.375%, 1/16/13	9,990,000		10,294,695
Series M7, 8%, 12/24/08[1]	634,570,000	MXN	57,972,363
Series MI10, 8%, 12/19/13	319,920,000	MXN	28,775,199
Series M20, 10%, 12/5/24[1]	205,000,000	MXN	21,310,234

			130,624,996

Nigeria—0.9%
Nigeria (Federal Republic of) Nts., Series 3Y2S, 12.50%, 2/24/09	212,600,000	NGN	1,822,957
Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%, 1/5/10	1,064,890		891,213
Nigeria (Federal Republic of) Treasury Bills:
Series 364, 9.186%, 1/8/09[12]	1,953,600,000	NGN	16,148,365
Series 364, 9.17%, 2/5/09[12]	1,532,400,000	NGN	12,535,153
Series 364, 9.30%, 4/9/09[12]	440,900,000	NGN	3,544,369

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Nigeria Continued
Nigeria (Federal Republic of) Treasury Bonds:
Series 3Y, 9.23%, 5/25/12	1,559,500,000	NGN	$12,662,692
Series 3Y1S, 15%, 1/27/09	294,000,000	NGN	2,533,427
Series 5 yr., 9.50%, 2/23/12	697,500,000	NGN	5,770,246
Series 5Y, 9.50%, 8/31/12	1,552,000,000	NGN	12,568,805
Series 5Y13, 12.99%, 9/29/11	524,300,000	NGN	4,914,686
Series 7Y16, 11.99%, 12/22/13	857,700,000	NGN	7,292,437
Series 7YR, 12.74%, 10/27/13	341,700,000	NGN	2,999,662
Series 10 yr., 9.35%, 8/31/17	1,487,100,000	NGN	10,620,788

			94,304,800

Norway—0.0%
Norway (Kingdom of) Bonds, 6.50%, 5/15/13	22,380,000	NOK	4,153,573

Panama—0.5%
Panama (Republic of) Bonds:
6.70%, 1/26/36	10,705,000		10,169,750
7.25%, 3/15/15	31,618,000		32,961,765
8.875%, 9/30/27	4,925,000		5,774,563
9.375%, 4/1/29	5,500,000		6,847,500

			55,753,578

Peru—1.6%
Peru (Republic of) Bonds:
7.84%, 8/12/20	61,210,000	PEN	19,521,629
8.375%, 5/3/16	3,350,000		3,584,500
9.91%, 5/5/15	70,149,000	PEN	25,401,041
Series 7, 8.60%, 8/12/17	71,402,000	PEN	24,193,966
Series 8-1, 12.25%, 8/10/11	94,570,000	PEN	34,936,203
Peru (Republic of) Certificates of Deposit:
3.925%, 10/20/08[12]	15,425,000	PEN	5,146,003
4.066%, 4/13/09[12]	1,533,000	PEN	492,482
4.163%, 7/9/09[12]	23,137,000	PEN	7,287,321
5.711%, 1/5/09[12]	71,423,000	PEN	23,461,651
5.719%, 11/6/08[12]	28,450,000	PEN	9,457,806
Peru (Republic of) Sr. Nts., 4.54%, 2/28/16[12]	14,031,213		9,242,360

			162,724,962

Philippines—0.2%
Philippines (Republic of the) Bonds:
8%, 1/15/16	17,390,000		18,389,925
8.375%, 2/15/11	5,050,000		5,334,063
Philippines (Republic of the) Unsec. Bonds, 9%, 2/15/13	930,000		1,027,650

			24,751,638

	Principal
	Amount		Value

Poland—0.2%
Poland (Republic of) Bonds:
Series WS0922, 5.75%, 9/23/22	8,880,000	PLZ	$3,683,913
Series 0413, 5.25%, 4/25/13	35,565,000	PLZ	14,308,771

			17,992,684

Sweden—0.1%
Sweden (Kingdom of) Bonds, Series 1049, 4.50%, 8/12/15	70,000,000	SEK	10,544,737

The Netherlands—0.2%
Netherlands (Kingdom of the) Bonds, 5%, 7/15/11	7,860,000	EUR	11,442,606
Netherlands (Kingdom of the) Nts., 4.50%, 7/15/17	5,255,000	EUR	7,498,471

			18,941,077

Turkey—2.3%
Turkey (Republic of) Bonds:
6.75%, 4/3/18	11,135,000		10,466,900
7%, 9/26/16	20,140,000		20,190,350
7%, 3/11/19	9,950,000		9,414,292
14%, 1/19/11[1]	38,490,000	TRY	27,635,790
15.861%, 10/7/09[12]	46,140,000	TRY	30,411,330
16%, 3/7/12[1]	99,500,000	TRY	72,949,685
18.139%, 1/13/10[12]	74,380,000	TRY	46,593,108
Series CPI, 12%, 8/14/13	3,745,000	TRY	3,038,480
Turkey (Republic of) Nts., 7.25%, 3/15/15	10,915,000		10,887,713

			231,587,648

Ukraine—0.2%
Bayerische Hypo-und Vereinsbank AG for the City of Kiev, Ukraine, 8.625% Nts., 7/15/11[13]	20,560,000		18,504,000

United Kingdom—0.9%
United Kingdom Gilt Bonds:
4.75%, 6/7/10	10,750,000	GBP	19,342,852
5%, 3/7/12	9,805,000	GBP	17,911,801
United Kingdom Treasury Bonds:
4.75%, 12/7/38	20,965,000	GBP	38,826,883
5%, 3/7/18	10,470,000	GBP	19,403,415

			95,484,951

Uruguay—0.5%
Uruguay (Oriental Republic of) Bonds:
4.25%, 4/5/27	167,100,000	UYU	7,629,737
7.625%, 3/21/36	8,155,000		7,788,025
Uruguay (Oriental Republic of) Unsec. Bonds:
5%, 9/14/18	232,960,000	UYU	12,599,641
8%, 11/18/22	19,500,000		19,597,500

			47,614,903

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Venezuela—0.5%
Venezuela (Republic of) Bonds:
9%, 5/7/23	$9,715,000		$6,654,775
9.25%, 9/15/27	27,495,000		20,580,008
Venezuela (Republic of) Nts., 10.75%, 9/19/13	17,150,000		15,820,875
Venezuela (Republic of) Unsec. Bonds, 7.65%, 4/21/25	18,355,000		11,104,775

			54,160,433

Total Foreign Government Obligations (Cost $2,616,779,120)			2,514,004,340

Loan Participations—0.1%
Credit Suisse First Boston International, Export-Import Bank of Ukraine, 8.40% Sec. Nts., 2/9/16[2] (Cost $15,052,892)	15,660,000		8,456,400

Corporate Bonds and Notes—17.7%
AES Dominicana Energia Finance SA, 11% Sr. Nts., 12/13/15[13]	3,594,000		2,965,050
AES Panama SA, 6.35% Sr. Nts., 12/21/16[13]	4,230,000		4,046,786
AES Red Oak LLC, 8.54% Sr. Sec. Bonds, Series A, 11/30/19	1,681,077		1,681,077
Albertson’s, Inc., 8% Sr. Unsec. Debs., 5/1/31	10,865,000		10,102,527
Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/12	3,640,000		3,130,400
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	1,540,000		1,447,600
Allied Waste North America, Inc., 7.375% Sr. Sec. Nts., Series B, 4/15/14	7,475,000		7,306,813
Alrosa Finance SA:
8.875% Nts., 11/17/14	12,160,000		10,488,000
8.875% Nts., 11/17/14[13]	7,235,000		6,240,188
AmBev International Finance Co. Ltd., 9.50% Bonds, 7/24/17[13]	13,860,000	BRR	5,317,042
AMC Entertainment, Inc., 8% Sr. Unsec. Sub. Nts., 3/1/14	2,255,000		1,950,575
America Movil SAB de CV, 8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	33,200,000	MXN	2,676,886
American Media Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts., 1/15/11[2]	38,178		26,915
8.875% Sr. Unsec. Sub. Nts., 1/15/11	1,020,000		708,900
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05[2,3,4]	3,462,000		—
American Tower Corp., 7.50% Sr. Nts., 5/1/12	5,250,000		5,197,500
Atlas Energy Resources LLC, 10.75% Sr. Nts., 2/1/18[13]	7,255,000		6,565,775
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15	4,835,000		4,472,375
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[13]	19,044,299		16,616,151
Avis Budget Car Rental LLC, 7.625% Sr. Unsec. Unsub. Nts., 5/15/14	11,525,000		7,347,188
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	8,565,000	EUR	10,970,406
Banco Bilbao Vizcaya Argentaria SA, 4.25% Sec. Bonds, 7/15/14	6,440,000	EUR	8,669,653
Banco BMG SA, 9.15% Nts., 1/15/16[13]	17,395,000		16,742,688
Banco de Credito del Peru, 6.95% Sub. Nts., 11/7/21[1,13]	5,425,000		5,153,750
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[13]	4,617,000		2,977,965

	Principal
	Amount		Value

Corporate Bonds and Notes Continued
Banco Invex SA, 26.137% Mtg.-Backed Certificates, Series 062U, 3/13/34[1,14]	17,204,645	MXN	$5,906,511
Banco Pine SA, 7.375% Sr. Unsec. Nts., 6/17/10[13]	10,210,000		9,852,650
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	31,985,000	EUR	41,064,970
4.50% Sr. Sec. Nts., 7/13/21	14,900,000	EUR	18,133,896
Barclays Bank plc, 6.278% Perpetual Bonds[15]	17,640,000		12,913,891
Bausch & Lomb, Inc., 9.875% Sr. Unsec. Nts., 11/1/15[13]	2,775,000		2,643,188
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	2,645,000		2,572,263
Berry Petroleum Co., 8.25% Sr. Sub. Nts., 11/1/16	2,280,000		1,938,000
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14	8,180,000		6,421,300
Biomet, Inc., 10% Sr. Unsec. Bonds, 10/15/17	3,020,000		3,095,500
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18[13]	13,570,000		12,416,550
C10 Capital SPV Ltd., 6.722% Unsec. Perpetual Debs.[13,15]	17,200,000		15,970,613
Case New Holland, Inc., 7.125% Sr. Unsec. Nts., 3/1/14	16,105,000		14,736,075
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15[16]	5,180,000		4,040,400
CCH I LLC/CCH I Capital Corp., 11% Sr. Sec. Nts., 10/1/15	5,995,000		3,986,675
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13[13]	3,300,000		2,697,750
CellNet Data Systems, Inc., Sr. Unsec. Nts., 10/1/07[2,3,4]	21,747,000		—
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09[2]	3,285,000		3,120,750
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16	11,185,000		10,262,238
Church & Dwight Co., Inc., 6% Sr. Unsec. Sub. Nts., 12/15/12	515,000		489,250
Cinemark, Inc., 0%/9.75% Sr. Unsec. Nts., 3/15/14[2,17]	5,680,000		5,488,300
Citigroup, Inc., 8.40% Perpetual Bonds, Series E15	6,785,000		4,626,759
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13	14,050,000		13,224,563
Claire’s Stores, Inc., 10.50% Sr. Unsec. Sub. Nts., 6/1/17	15,415,000		5,241,100
Cloverie plc, 7.454% Sec. Nts., Series 2005-93, 12/20/10[1,2]	6,700,000		5,584,450
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15	3,640,000		3,476,200
Constellation Brands, Inc.:
8.125% Sr. Sub. Nts., 1/15/12	2,855,000		2,783,625
8.375% Sr. Nts., 12/15/14[2]	2,510,000		2,497,450
Copano Energy LLC/Copano Energy Finance Corp., 7.75% Sr. Nts., 6/1/18[13]	8,410,000		7,400,800
Coriolanus Ltd.:
3.359% Pass-Through Sec. Nts., 12/31/17[2,12]	61,920,000	BRR	21,671,512
10.62% Sec. Nts., 8/10/10[2]	9,200,000		3,680,000
Corrections Corp. of America, 7.50% Sr. Nts., 5/1/11	2,270,000		2,272,838
Crown Americas, Inc., 7.75% Sr. Nts., 11/15/15	7,690,000		7,536,200
CSC Holdings, Inc., 7.625% Sr. Unsec. Unsub. Nts., Series B, 4/1/11	3,100,000		2,991,500

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Corporate Bonds and Notes Continued
Dali Capital plc/Bank of Moscow, 7.25% Sec. Nts., Series 28, Tranche 1, 11/25/09	136,600,000	RUR	$5,217,002
Dali Capital SA (ROSBANK), 8% Sec. Nts., Series 23, Tranche 1, 9/30/09	134,000,000	RUR	4,947,983
DaVita, Inc., 6.625% Sr. Unsec. Nts., 3/15/13	9,185,000		8,771,675
Del Monte Corp., 8.625% Sr. Sub. Nts., 12/15/12	3,135,000		3,119,325
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	8,856,000		9,301,182
Denbury Resources, Inc., 7.50% Sr. Sub. Nts., 12/15/15	6,825,000		6,313,125
Depfa ACS Bank, 3.875% Sec. Nts., 11/14/16	1,640,000	EUR	2,087,108
Dex Media West LLC/Dex Media West Finance Co.:
8.50% Sr. Nts., 8/15/10	489,000		433,988
9.875% Sr. Sub. Nts., 8/15/13	1,360,000		846,600
Dillard’s, Inc., 6.625% Unsec. Nts., 11/15/08[2]	2,005,000		2,010,013
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	6,105,000		5,876,063
Dole Food Co., Inc.:
8.625% Sr. Nts., 5/1/09	1,991,000		1,911,360
8.875% Sr. Unsec. Nts., 3/15/11	641,000		541,645
DRS Technologies, Inc., 6.625% Sr. Nts., 2/1/16	5,090,000		5,166,350
EchoStar DBS Corp., 6.375% Sr. Unsec. Nts., 10/1/11	7,055,000		6,508,238
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	8,420,000		7,620,100
Eirles Two Ltd.:
4.692% Sec. Nts., Series 335, 4/30/12[1,2]	16,700,000		9,485,600
6.082% Sec. Nts., Series 324, 4/30/12[1,2]	14,300,000		8,980,400
Eletropaulo Metropolitana SA, 19.125% Nts., 6/28/10[13]	8,680,000	BRR	4,561,459
Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub. Nts., 1/15/14	3,495,000		3,197,925
Enterprise Products Operating LP, 8.375% Jr. Sub. Nts., 8/1/66[1]	8,610,000		7,987,841
Exodus Communications, Inc.:
10.75% Sr. Nts., 12/15/09[2,3,4]	2,196,653	EUR	—
10.75% Sr. Unsec. Sub. Nts., 12/15/09[2,3,4]	6,378,763		—
Exsportfinans ASA, 3.50% Nts., 2/11/11[1]	50,480,000	EUR	62,725,236
FairPoint Communications, Inc., 13.125% Sr. Nts., 4/1/18	7,665,000		7,013,475
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., 6.75% Sr. Unsec. Nts., 5/1/14	395,000		323,900
Ferrellgas Partners LP, 6.75% Sr. Nts., 5/1/14[13]	2,630,000		2,156,600
Fiserv, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/20/12	5,613,000		5,447,630
Forest Oil Corp., 7.75% Sr. Nts., 5/1/14	4,515,000		4,289,250
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	12,570,000		12,399,940
Fresenius Medical Care Capital Trust IV, 7.875% Sr. Sub. Nts., 6/15/11	3,125,000		3,171,875
GameStop Corp., 8% Sr. Unsec. Nts., 10/1/12	3,080,000		3,110,800
GAZ Capital SA, 7.51% Sec. Nts., 7/31/13[13]	15,360,000		14,054,400

	Principal
	Amount		Value

Corporate Bonds and Notes Continued
Gazprom Capital SA:
7.288% Sr. Unsec. Nts., 8/16/37[13]	$41,570,000		$29,348,420
8.146% Sr. Unsec. Bonds, 4/11/18[13]	6,670,000		5,802,900
8.625% Sr. Unsec. Nts., 4/28/34[13]	10,435,000		9,701,733
Gazprom International SA, 7.201% Unsec. Bonds, 2/1/20[13]	4,588,547		4,164,106
General Motors Acceptance Corp., 8% Bonds, 11/1/31	9,760,000		3,683,121
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	11,725,000		7,707,921
Goodyear Tire & Rubber Co. (The):
7.857% Nts., 8/15/11	2,800,000		2,737,000
9% Sr. Unsec. Nts., 7/1/15	1,790,000		1,781,050
Graham Packaging Co., Inc., 9.875% Sr. Unsec. Sub. Nts., 10/15/14	6,660,000		5,827,500
Graphic Packaging International Corp., 8.50% Sr. Nts., 8/15/11	8,105,000		7,740,275
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13[4,13]	6,360,000		4,420,200
GTL Trade Finance, Inc., 7.25% Sr. Unsec. Nts., 10/20/17[13]	14,220,000		13,647,218
Harrah’s Operating Co., Inc., 10.75% Sr. Unsec. Nts., 2/1/16[13]	9,370,000		4,825,550
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A13,15	17,300,000		9,761,300
HCA, Inc.:
6.375% Nts., 1/15/15	7,870,000		6,236,975
9.25% Sr. Sec. Nts., 11/15/16	3,635,000		3,544,125
HealthSouth Corp., 10.75% Sr. Unsec. Nts., 6/15/16[2]	4,420,000		4,486,300
Helix Energy Solutions Group, Inc., 9.50% Sr. Unsec. Nts., 1/15/16[13]	5,430,000		5,104,200
Hertz Corp.:
8.875% Sr. Unsec. Nts., 1/1/14	1,110,000		962,925
10.50% Sr. Unsec. Sub. Nts., 1/1/16	4,375,000		3,675,000
HSBC Bank plc:
10.221% Sr. Unsec. Nts., 7/8/09[12]	17,190,000		17,740,080
12.989% Sr. Unsec. Nts., 3/9/09[12]	17,190,000		16,846,200
12.045% Sr. Unsec. Nts., 1/12/10[12]	22,570,000		19,681,040
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[1]	14,800,000		11,125,752
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17[13]	3,440,000		2,081,200
9.25% Sr. Nts., 10/16/13[13]	40,440,000		30,936,600
ICICI Bank Ltd.:
6.375% Bonds, 4/30/22[1,13]	18,530,000		12,801,265
6.625% Nts., 10/3/12[13]	17,600,000		16,997,728
Idearc, Inc., 8% Sr. Unsec. Nts., 11/15/16	7,030,000		1,950,825
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[13]	18,943,665		20,080,285
Inter-American Development Bank:
6.26% Nts., 12/8/09[1]	7,510,000	BRR	3,899,249
11.108% Nts., 1/25/12[1]	4,698,500,094	COP	1,916,803
Iron Mountain, Inc., 8.625% Sr. Unsec. Sub. Nts., 4/1/13	4,455,000		4,410,450

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Corporate Bonds and Notes Continued
ISA Capital do Brasil SA:
7.875% Sr. Nts., 1/30/12[13]	$4,195,000		$4,037,688
8.80% Sr. Nts., 1/30/17[13]	5,240,000		5,043,500
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14	14,315,000		9,662,625
Ispat Inland ULC, 9.75% Sr. Sec. Nts., 4/1/14	2,715,000		2,870,189
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[13]	20,225,000		20,279,810
iStar Financial, Inc., 3.369% Sr. Unsec. Nts., 3/16/09[1]	3,320,000		2,764,056
Jarden Corp., 7.50% Sr. Unsec. Sub. Nts., 5/1/17	5,890,000		4,932,875
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[15]	6,360,000		5,368,673
JPMorgan Hipotecaria su Casita:
6.47% Sec. Nts., 8/26/35[2]	21,284,360	MXN	1,628,971
24.62% Mtg.-Backed Certificates, Series 06U, 9/25/35[1]	12,268,023	MXN	3,281,456
JPMorgan Securities Ltd., Red Square Capital Ltd., 9% Collateralized Debt Obligation Nts., 11/20/08[13]	217,000,000	RUR	8,224,198
JSC Astana Finance, 9.16% Nts., 3/14/12[2]	26,000,000		17,995,652
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13	1,030,000		587,100
8.875% Sr. Sub. Nts., 4/1/12	2,405,000		1,539,200
Kansas City Southern Railway Co. (The), 7.50% Sr. Nts., 6/15/09	2,225,000		2,236,125
Kazmunaigaz Finance Sub BV, 9.125% Nts., 7/2/18[13]	37,770,000		32,293,350
KB Home, 8.625% Sr. Sub. Nts., 12/15/08	2,724,000		2,737,620
Key Energy Services, Inc., 8.375% Sr. Nts., 12/1/14[13]	5,300,000		5,114,500
Kinder Morgan Energy Partners LP, 7.30% Sr. Unsec. Nts., 8/15/33	8,519,000		7,780,565
Koppers Industry, Inc., 9.875% Sr. Sec. Nts., 10/15/13[2]	1,340,000		1,386,900
Kuznetski Capital SA/Bank of Moscow, 7.375% Nts., 11/26/10[13]	6,585,000		5,926,500
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15	6,915,000		6,292,650
6.375% Sr. Unsec. Sub. Nts., Series B, 10/15/15	2,695,000		2,492,875
Lamar Media Corp.:
6.625% Sr. Unsec. Sub. Nts., 8/15/15	3,337,000		2,778,053
7.25% Sr. Unsec. Sub. Nts., 1/1/13	4,990,000		4,540,900
Lear Corp., 8.75% Sr. Unsec. Nts., Series B, 12/1/16	16,595,000		11,616,500
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38[4]	11,978,000		59,890
Leslie’s Poolmart, Inc., 7.75% Sr. Unsec. Nts., 2/1/13	2,970,000		2,524,500
Levi Strauss & Co., 9.75% Sr. Unsec. Unsub. Nts., 1/15/15	8,830,000		7,417,200
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13	6,103,000		4,790,855
Majapahit Holding BV:
7.25% Nts., 10/17/11[13]	7,460,000		7,105,650
7.75% Nts., 10/17/16[13]	10,065,000		8,605,575
Marquee Holdings, Inc., 9.505% Sr. Nts., 8/15/14[1]	5,070,000		3,764,475

	Principal
	Amount		Value

Corporate Bonds and Notes Continued
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15[13]	$6,670,000		$4,368,850
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14	2,445,000		745,725
6.875% Sr. Unsec. Sub. Nts., 10/1/13	8,285,000		2,526,925
MGM Mirage, Inc.:
6.625% Sr. Unsec. Nts., 7/15/15	4,650,000		3,255,000
8.375% Sr. Unsec. Sub. Nts., 2/1/11	6,160,000		5,066,600
MHP SA, 10.25% Sr. Sec. Sub. Bonds, 11/30/11[13]	5,365,000		4,560,250
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13	4,470,000		3,732,450
8% Sr. Sub. Nts., 4/1/12	9,710,000		8,302,050
Momentive Performance Materials, Inc.:
9.75% Sr. Unsec. Nts., 12/1/14[13]	4,455,000		3,541,725
11.50% Sr. Unsec. Sub. Nts., 12/1/16	5,420,000		3,712,700
Morgan Stanley, 5.95% Sr. Unsec. Nts., Series F, 12/28/17	7,950,000		4,987,981
Mosaic Co. (The), 7.375% Sr. Nts., 12/1/14[13]	475,000		492,114
National Gas Co., 6.05% Nts., 1/15/36[13]	8,590,000		7,496,424
National Power Corp.:
5.875% Unsec. Unsub. Bonds, 12/19/16	421,000,000	PHP	7,624,529
6.875% Nts., 11/2/16[13]	5,440,000		5,018,400
9.625% Unsec. Bonds, 5/15/28	12,365,000		13,879,713
Newfield Exploration Co., 6.625% Sr. Unsec. Sub. Nts., 9/1/14	5,485,000		4,963,925
NewPage Corp., 10% Sr. Sec. Nts., 5/1/12	5,360,000		4,824,000
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	7,950,000		5,249,973
Nielsen Finance LLC/Nielsen Finance Co.:
0%/12.50% Sr. Unsec. Sub. Nts., 8/1/16[17]	5,645,000		3,697,475
10% Sr. Unsec. Nts., 8/1/14	7,605,000		7,262,775
Nortek, Inc., 8.50% Sr. Unsec. Unsub. Nts., 9/1/14	3,840,000		2,208,000
NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10[2,3,4]	2,121,834		—
Novelis, Inc., 7.25% Sr. Unsec. Nts., 2/15/15[1]	5,560,000		4,865,000
NTK Holdings, Inc., 0%/10.75% Sr. Unsec. Nts., 3/1/14[17]	9,575,000		4,165,125
NTL Cable plc, 9.125% Sr. Nts., 8/15/16	6,810,000		5,737,425
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/10[2,3,4]	5,010,000		—
Orion Network Systems, Inc., 12.50% Sr. Unsub. Nts., 1/15/07[2,3,4]	12,879,000		129
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26[13]	9,240,000		7,807,800
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 3/15/10	13,340,000		10,438,550
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13	3,460,000		3,356,200
Pemex Project Funding Master Trust, 6.625% Nts., 6/15/38[13]	16,930,000		15,428,309
Petrobras International Finance Co., 5.785% Sr. Unsec. Nts., 3/1/18	25,590,000		23,369,965
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl. A3, 6/15/11[13]	20,439,970		20,252,862
Pinnacle Entertainment, Inc., 8.25% Sr. Unsec. Sub. Nts., 3/15/12	8,310,000		8,071,088

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Corporate Bonds and Notes Continued
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625% Sr. Sub. Nts., 4/1/17	$7,651,000		$5,776,505
Pokagon Gaming Authority, 10.375% Sr. Nts., 6/15/14[13]	2,925,000		2,976,188
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[2,3,4]	10,850,000		—
Pride International, Inc., 7.375% Sr. Unsec. Nts., 7/15/14	3,230,000		3,100,800
PSINet, Inc., 10.50% Sr. Unsec. Nts., 12/1/06[2,3,4]	6,650,000	EUR	—
Quicksilver Resources, Inc.:
7.125% Sr. Sub. Nts., 4/1/16	4,720,000		3,870,400
8.25% Sr. Unsec. Nts., 8/1/15	2,665,000		2,451,800
Qwest Corp., 8.875% Unsec. Unsub. Nts., 3/15/12	12,995,000		12,800,075
R.H. Donnelley Corp.:
6.875% Sr. Nts., 1/15/13	4,685,000		1,850,575
6.875% Sr. Nts., Series A-2, 1/15/13	10,645,000		4,204,775
Rabobank Nederland, 3% Nts., 3/11/11[1,2]	39,030,000		35,797,848
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11	3,292,000		2,707,670
Rainbow National Services LLC, 8.75% Sr. Nts., 9/1/12[13]	1,785,000		1,793,925
Real Time Data Co., 11% Nts., 5/31/09[2,3,4,16]	8,836,185		—
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	8,170,000		8,403,752
RSHB Capital SA/OJSC Russian Agricultural Bank:
7.175% Nts., 5/16/13[13]	6,180,000		5,254,236
7.75% Nts., 5/29/18[13]	5,090,000		3,889,778
Sabine Pass LNG LP:
7.25% Sr. Sec. Nts., 11/30/13	3,590,000		2,854,050
7.50% Sr. Sec. Nts., 11/30/16	5,200,000		4,082,000
Salisbury International Investments Ltd., 6.936% Sec. Nts., Series 2006-003, Tranche E, 7/20/11[1,2]	5,000,000		3,791,500
Sally Holdings LLC:
9.25% Sr. Unsec. Nts., 11/15/14	4,440,000		4,206,900
10.50% Sr. Unsec. Sub. Nts., 11/15/16	3,385,000		3,232,675
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15	5,770,000		4,702,550
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	5,035,000		4,418,213
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12	8,005,000		7,744,838
SLM Corp., 4.50% Nts., Series A, 7/26/10	11,865,000		9,022,383
Smithfield Foods, Inc.:
7% Sr. Nts., 8/1/11	3,070,000		2,686,250
8% Sr. Nts., Series B, 10/15/09	3,980,000		3,880,500
Sprint Capital Corp., 8.75% Nts., 3/15/32	10,080,000		7,878,931
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14	18,920,000		5,676,000
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13[2]	13,630,000		13,664,075
Steel Dynamics, Inc., 7.375% Sr. Unsec. Unsub. Nts., 11/1/12	5,335,000		4,908,200
Telefonica del Peru SA, 8% Sr. Unsec. Bonds, 4/11/16[13]	21,925,200	PEN	7,319,966

	Principal
	Amount		Value

Corporate Bonds and Notes Continued
Teligent, Inc., 11.50% Sr. Nts., 12/1/08[2,3,4]	$5,135,000		$—
Tengizchevroil LLP, 6.124% Nts., 11/15/14[13]	17,065,550		13,737,768
Tesoro Corp., 6.625% Sr. Unsec. Nts., 11/1/15	6,120,000		5,018,400
TGI International Ltd., 9.50% Nts., 10/3/17[13]	16,200,000		16,200,000
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97[17]	14,710,000		7,405,014
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11	2,530,000		2,441,450
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	2,520,000		1,820,700
Trump Entertainment Resorts, Inc., 8.50% Sec. Nts., 6/1/15	3,135,000		1,301,025
United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14	10,040,000		7,078,200
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15[16]	5,050,000		4,734,375
US Oncology Holdings, Inc., 8.334% Sr. Unsec. Nts., 3/15/12[1,16]	3,331,454		2,565,220
US Oncology, Inc., 9% Sr. Unsec. Nts., 8/15/12	4,905,000		4,929,525
Vanguard Health Holding Co. I LLC, 0%/11.25% Sr. Nts., 10/1/15[17]	7,025,000		6,111,750
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18[13]	24,020,000		20,510,678
Videotron Ltd., 9.125% Sr. Nts., 4/15/18[13]	2,380,000		2,415,700
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[13]	16,800,000		13,052,592
Virgin Media Finance plc, 8.75% Sr. Unsec. Nts., 4/15/14	3,810,000		3,219,450
VTB Capital SA:
6.25% Sr. Nts., 6/30/35[13]	6,690,000		4,699,725
6.875% Sr. Sec. Nts., 5/29/18[13]	17,550,000		13,579,313
6.315% Sub. Unsec. Nts., 2/4/15	39,855,000		36,068,775
Warner Music Group Corp., 7.375% Sr. Sub. Bonds, 4/15/14	2,300,000		1,719,250
William Lyon Homes, Inc.:
7.50% Sr. Unsec. Nts., 2/15/14	410,000		161,950
10.75% Sr. Nts., 4/1/13[2]	3,535,000		1,537,725
Williams Cos., Inc. (The):
7.625% Nts., 7/15/19	4,815,000		4,746,579
8.125% Sr. Unsec. Nts., 3/15/12	4,865,000		4,918,418
Williams Holdings of Delaware, Inc., 6.50% Nts., 12/1/08[2]	1,100,000		1,098,592
Windstream Corp.:
8.125% Sr. Unsec. Unsub. Nts., 8/1/13	7,680,000		7,334,400
8.625% Sr. Unsec. Unsub. Nts., 8/1/16	5,060,000		4,693,150
WM Covered Bond Program:
3.875% Sec. Nts., Series 1, 9/27/11	27,340,000	EUR	34,384,285
4% Sec. Mtg. Nts., Series 2, 9/27/16	37,780,000	EUR	43,666,155
WMG Holdings Corp., 0%/9.50% Sr. Nts., 12/15/14[17]	9,658,000		5,360,190
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14	11,805,000		10,122,788

Total Corporate Bonds and Notes (Cost $2,131,911,842)			1,809,014,574

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Preferred Stocks—0.0%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.[2,3,4,16]	338,141	$—
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.[2,3]	44,000	—
Fannie Mae, 8.25% Non-Cum. Sub., Series S, Non-Vtg.	373,405	814,023
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.[2,3,16]	5,816	—
Sovereign Real Estate Investment Trust, 12% Non-Cum., Series A2	3,414	2,603,175

Total Preferred Stocks (Cost $28,117,252)		3,417,198

Common Stocks—0.4%
Arco Capital Corp. Ltd.[2,3,18]	2,383,674	29,795,925
AT&T, Inc.	213,267	5,954,415
Global Aero Logistics, Inc.[2,3]	32,791	32,791
National Maintenance Group, Inc.[3]	799,833	28,794
Revlon, Inc., Cl A3	339,394	5,040,001
Southern Pacific Funding Corp., Liquidating Trust[2,3]	7,998,920	—

Total Common Stocks (Cost $48,989,870)		40,851,926

	Units

Rights, Warrants and Certificates—0.0%
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11[2,3]	4,020	40
MHP SA, GDR Wts., Strike Price 0.01 UAH, Exp. 5/8/09[3]	235,715	2,592,865

Total Rights, Warrants and Certificates (Cost $30,592)		2,592,905

	Principal
	Amount

Structured Securities—10.3%
Barclays Bank plc:
Custom Basket of African Currencies Cv. Unsec. Unsub. Nts., 10.25%, 5/15/09[13]	$7,640,000		7,763,004
Custom Basket of African Currencies Cv. Unsec. Unsub. Nts., 10.25%, 5/7/09[13]	7,640,000		7,788,980
Citibank NA New York:
Dominican Republic Credit Linked Nts., 12%, 2/22/11[13]	56,180,000	DOP	1,401,110
Dominican Republic Credit Linked Nts., 14.218%, 5/11/09[12]	154,730,000	DOP	4,008,334
Citigroup Funding, Inc., Custom Basket of African Currencies Credit Linked Nts., 0%, 4/29/09[12]	15,280,000		15,518,215
Citigroup Global Markets Holdings, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 9.762%, 1/3/17[2]	26,180,000	BRR	11,045,447
Brazil (Federal Republic of) Unsec. Credit Linked Nts., 15.407%, 1/5/10[12]	19,079,551	BRR	8,445,657
Colombia (Republic of) Credit Linked Nts., 12.509%, 2/26/15[13]	5,641,000,000	COP	4,769,407
Colombia (Republic of) Credit Linked Nts., Series 01, 7%, 2/26/15[13]	2,091,000,000	COP	1,767,919
Colombia (Republic of) Credit Linked Nts., Series 02, 7%, 2/26/15[13]	3,187,000,000	COP	2,694,576
Colombia (Republic of) Credit Linked Nts., Series II, 15%, 4/27/12	4,498,269,508	COP	2,212,492

	Principal
	Amount		Value

Structured Securities Continued
Citigroup Global Markets Holdings, Inc.: Continued
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12[13]	10,490,000,000	COP	$5,159,549
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12	8,514,000,000	COP	4,187,645
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12	7,206,900,000	COP	3,544,711
Dominican Republic Credit Linked Bonds, 9.85%, 11/10/08[12]	76,560,000	DOP	2,152,176
Dominican Republic Credit Linked Nts., 22%, 10/3/11	104,800,000	DOP	3,252,905
Dominican Republic Unsec. Credit Linked Nts., 12.047%, 2/23/09[12]	121,200,000	DOP	3,250,826
Dominican Republic Unsec. Credit Linked Nts., 13.182%, 2/23/09[12]	229,100,000	DOP	6,144,920
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12	174,700,000	DOP	4,382,120
Egypt (The Arab Republic of) Credit Linked Nts., 5.765%, 2/5/09[12]	45,450,000	EGP	7,936,797
Egypt (The Arab Republic of) Credit Linked Nts., 6.089%, 3/5/09[12]	32,610,000	EGP	5,636,859
Egypt (The Arab Republic of) Credit Linked Nts., 6.267%, 3/26/09[12]	44,450,000	EGP	7,625,464
Egypt (The Arab Republic of) Credit Linked Nts., 6.641%, 2/19/09[12]	45,040,000	EGP	7,825,128
Egypt (The Arab Republic of) Credit Linked Nts., 7.01%, 10/30/08[12]	34,080,000	EGP	6,172,582
Egypt (The Arab Republic of) Credit Linked Nts., 7.812%, 4/16/09[12]	18,040,000	EGP	3,071,605
Egypt (The Arab Republic of) Credit Linked Nts., 7.981%, 4/2/09[12]	20,590,000	EGP	3,523,387
Egypt (The Arab Republic of) Credit Linked Nts., 8%, 4/2/09[12]	36,010,000	EGP	6,162,077
Egypt (The Arab Republic of) Unsec. Credit Linked Nts., 6.529%, 3/26/09[12]	44,560,000	EGP	7,644,334
Ghana (Republic of) Credit Linked Nts., 13.50%, 4/2/10	10,330,000	GHS	8,294,291
Nigeria (Federal Republic of) Credit Linked Nts., 11.647%, 10/15/08[12]	898,000,000	NGN	7,602,250
Nigeria (Federal Republic of) Credit Linked Nts., 14.50%, 3/1/11[1,13]	1,846,000,000	NGN	17,078,031
Nigeria (Federal Republic of) Credit Linked Nts., Series II, 14.50%, 4/4/11[13]	1,342,000,000	NGN	12,456,416
Nigeria (Federal Republic of) Unsec. Credit Linked Nts., 6.211%, 12/10/08[12]	426,000,000	NGN	3,532,886
Renins Nonlife Ltd. Credit Linked Nts., 12.50%, 5/30/12[2]	16,049,767		14,605,288
Russian Federation Credit Linked Nts., 7.65%, 12/4/08[1,2]	78,340,000	RUR	2,991,947
Russian Federation Credit Linked Nts., Series 2, 7.50%, 12/4/08[1,2]	195,600,000	RUR	7,470,319
Ukraine Hryvnia Unsec. Credit Linked Nts., 11.94%, 1/2/10	6,780,000	UAH	1,328,867
Zambia (Republic of) Credit Linked Nts., 11.399%, 6/11/09[12]	5,500,000,000	ZMK	1,408,600
Zimbabwe (Republic of) Credit Linked Nts., 10.076%, 11/26/08[12]	4,570,000,000	ZMK	1,258,137
Zimbabwe (Republic of) Credit Linked Nts., 10.717%, 3/4/09[12]	9,715,000,000	ZMK	2,581,391
Zimbabwe (Republic of) Credit Linked Nts., 10.793%, 2/25/09[12]	9,715,000,000	ZMK	2,575,195
Credit Suisse First Boston International:
Boryspil Airport Total Return Linked Nts., 10%, 4/19/10[1]	16,740,000	UAH	2,528,614
Federal Grid Co. of Unified Energy System Total Return Linked Nts., 7.10%, 12/12/08[1,2]	136,800,000	RUR	5,024,718
Gazprom Total Return Linked Nts., 6.79%, 10/29/09	271,550,000	RUR	10,617,351
Gazprom Total Return Linked Nts., Series 002, 6.95%, 8/6/09	266,360,000	RUR	10,227,580
Indonesia (Republic of) Total Return Linked Nts., 12%, 9/16/11	71,300,000,000	IDR	7,368,040
Lukoil Credit Linked Nts., Series Fbi 105, 7.25%, 11/19/09[1,2]	242,139,000	RUR	9,153,363
Moitk Total Return Linked Nts., 8.966%, 3/26/11[1,2]	208,910,000	RUR	7,734,407
Moscow (City of) Credit Linked Nts., Series Fbi 101, 10%, 12/31/10[2]	220,335,000	RUR	8,350,593
Moscow (City of) Credit Linked Nts., Series Fbi 98, 11%, 4/23/09[13]	230,200,000	RUR	9,115,525
NAK Naftogaz of Ukraine Credit Linked Nts., 5%, 1/20/09	14,720,000		14,344,640
Oreniz Total Return Linked Nts., 9.24%, 2/21/12[1,2]	417,305,000	RUR	13,823,458

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Structured Securities Continued
Credit Suisse First Boston International: Continued
Pemex Project Funding Master Trust Total Credit Linked Nts., 4.046%, 5/12/11	$50,000,000		$49,221,375
RuRail Total Return Linked Nts., 6.67%, 1/22/09[1,2]	189,120,000	RUR	7,149,133
Ukraine (Republic of) Credit Linked Nts., Series EMG 13, 11.94%, 12/30/09[2]	16,568,000	UAH	2,927,917
Vietnam Shipping Industry Group Total Return Linked Nts., 10.50%, 1/19/17[2]	53,361,000,000	VND	2,073,364
Credit Suisse First Boston, Inc. (Nassau Branch):
Russian Specialized Construction and Installation Administration Credit Linked Nts., 13%, 5/20/10[1,2]	320,000,000	RUR	12,221,380
Ukraine (Republic of) Credit Linked Nts., 11.94%, 12/30/09[13]	200,000	UAH	35,344
Ukraine (Republic of) Credit Linked Nts., Series EMG 11, 11.94%, 12/30/09[2]	4,995,000	UAH	882,722
Ukraine (Republic of) Credit Linked Nts., Series NPC 12, 11.94%, 12/30/09[13]	32,180,000	UAH	5,686,888
Credit Suisse Group, Russian Moscoblgaz Finance Total Return Linked Nts., 9.25%, 6/24/12[2]	368,300,000	RUR	12,917,796
Credit Suisse International, Federal Grid Co. of Unified Energy System Total Return Linked Nts., 8.25%, 6/22/10[1,2]	208,505,000	RUR	7,881,927
Deutsche Bank AG:
Argentina (Republic of) Credit Linked Nts., 12.479%, 12/21/11[2]	20,050,000	ARP	17,468,167
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.09%, 1/5/11[2]	47,233,107	MXN	4,254,068
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.65%, 1/5/11[2]	31,023,171	MXN	2,794,114
Brazil Real Credit Linked Nts., 14.389%, 3/3/10[12]	35,170,920	BRR	16,501,178
Brazil Real Total Return Linked Nts., 6%, 8/18/10	11,400,000	BRR	10,081,712
Colombia (Republic of) Credit Linked Nts., 13.50%, 9/16/14	8,909,000,000	COP	4,300,641
European Investment Bank, Russian Federation Credit Linked Nts., 5.702%, 1/19/10[2,12]	5,820,000		5,288,634
Federal Grid Co. of Unified Energy System Total Return Linked Nts., Series FSK3, 7.10%, 12/16/08[1]	194,210,000	RUR	7,721,490
Grupo TMM SA Credit Linked Nts., 6%, 9/7/12[2]	9,200,212		8,878,205
Halyk Bank of Kazakhstan Total Return Linked Nts., Series I, 7.25%, 3/24/09	1,409,410,000	KZT	11,589,266
Indonesia (Republic of) Credit Linked Nts., 9.50%, 6/22/15	6,360,000		5,545,666
Indonesia (Republic of) Credit Linked Nts., Series 02, 12.80%, 6/22/21	76,200,000,000	IDR	7,112,479
Indonesia (Republic of) Credit Linked Nts., Series III, 14.25%, 6/22/13	6,494,933		7,076,035
Moscow (City of) Total Return Linked Nts., Series II, 9%, 4/22/11	199,715,000	RUR	7,702,974
Nigeria (Federal Republic of) Credit Linked Nts., 12.50%, 2/24/09	369,400,000	NGN	3,202,943
Nigeria (Federal Republic of) Credit Linked Nts., 15%, 1/27/09	496,600,000	NGN	4,390,296
Opic Reforma I Credit Linked Nts., Cl. 1A, 10.65%, 8/4/14[1,2]	36,680,000	MXN	3,353,907
Opic Reforma I Credit Linked Nts., Cl. 1B, 10.65%, 8/4/14[1,2]	7,336,000	MXN	670,781
Opic Reforma I Credit Linked Nts., Cl. 1C, 10.65%, 9/24/14[1,2]	12,226,667	MXN	1,117,969
Opic Reforma I Credit Linked Nts., Cl. 2A, 12.15%, 5/22/15[1,2]	3,500,072	MXN	320,036
Opic Reforma I Credit Linked Nts., Cl. 2B, 12.15%, 5/22/15[1,2]	6,123,460	MXN	559,910

	Principal
	Amount		Value

Structured Securities Continued
Deutsche Bank AG: Continued
Opic Reforma I Credit Linked Nts., Cl. 2C, 12.15%, 5/22/15[1,2]	92,326,918	MXN	$8,442,090
Opic Reforma I Credit Linked Nts., Cl. 2D, 12.15%, 8/4/14[1,2]	6,728,659	MXN	615,248
Opic Reforma I Credit Linked Nts., Cl. 2E, 12.15%, 5/20/15[1,2]	4,888,497	MXN	446,989
Opic Reforma I Credit Linked Nts., Cl. 2F, 12.15%, 5/22/12[1,2]	3,122,038	MXN	285,470
Opic Reforma I Credit Linked Nts., Cl. 2G, 12.15%, 5/22/15[1,2]	574,952	MXN	52,572
Peru (Republic of) Credit Linked Nts., 4.416%, 2/20/11[1]	8,015,000		7,984,261
Rosselkhozbank Total Return Linked Nts., 7.919%, 3/20/09[12]	116,100,000	RUR	4,249,105
Rosselkhozbank Total Return Linked Nts., 7.949%, 1/15/09[12]	218,560,000	RUR	8,184,773
Rosselkhozbank Total Return Linked Nts., Series 2, 7.948%, 1/16/09[12]	228,940,000	RUR	8,576,702
RuRail Total Return Linked Nts., 0%, 12/4/09[12]	162,122,000	RUR	6,425,060
RuRail Total Return Linked Nts., 6.67%, 1/26/09[1]	272,550,000	RUR	10,727,827
Sberbank Total Return Linked Nts., 7.375%, 5/7/09[12]	369,230,000	RUR	13,431,163
Sberbank Total Return Linked Nts., 7.406%, 6/9/09[12]	147,700,000	RUR	5,320,491
Ukraine (Republic of) 5 yr. Credit Linked Nts., 4.05%, 8/25/10	5,690,000		4,988,252
Ukraine (Republic of) 5.5 yr. Credit Linked Nts., 4.05%, 3/1/11	5,740,000		4,865,913
Ukraine (Republic of) 6 yr. Credit Linked Nts., 4.05%, 8/29/11	5,740,000		4,724,594
Ukraine (Republic of) 6.5 yr. Credit Linked Nts., 4.05%, 2/29/12	5,740,000		4,591,541
Ukraine (Republic of) 7 yr. Credit Linked Nts., 4.05%, 8/30/12	5,740,000		4,472,378
Ukraine (Republic of) Credit Linked Nts., 10.208%, 7/3/09	6,969,200	UAH	1,378,734
United Mexican States Credit Linked Nts., 9.52%, 1/5/11[2]	30,981,245	MXN	2,790,338
Videocon International Ltd. Credit Linked Nts., 6.26%, 12/29/09	16,060,000		16,830,719
Deutsche Bank AG Singapore, Vietnam Shipping Industry Group Total Return Linked Nts., 9%, 4/20/17	128,300,000,000	VND	4,027,554
Dresdner Bank AG, Lukoil Credit Linked Nts., Series 3, 7.04%, 12/12/11[1,13]	134,130,000	RUR	4,883,251
Goldman Sachs & Co., Turkey (Republic of) Credit Linked Nts., 14.802%, 3/29/17[12,13]	77,520,000	TRY	10,179,271
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.48%, 2/8/37[12,13]	237,059,200,000	COP	389,855
Goldman Sachs International, Rosselkhozbank Total Return Linked Nts., 8%, 5/13/09[1]	374,900,000	RUR	14,030,307
Hallertau SPC, Philippines (Republic of) Credit Linked Nts., Series 2007-01, 5.244%, 12/20/17[1,2]	16,640,000		13,728,000
Hallertau SPC Segregated Portfolio, Brazil (Federal Republic of) Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10[2,4,12]	36,418,983	BRR	4,237,302
ING Bank NV, Ukraine (Republic of) Credit Linked Nts., Series 725, 11.89%, 12/30/09[2]	38,336,000	UAH	7,508,576
JPMorgan Chase Bank NA:
Brazil (Federal Republic of) Credit Linked Nts., 10.291%, 5/16/45[13]	7,895,000	BRR	6,200,226
Brazil (Federal Republic of) Credit Linked Nts., 14.35%, 2/20/12[2]	21,280,000	BRR	8,676,836
Brazil (Federal Republic of) Credit Linked Nts., 15.582%, 1/2/15[12]	70,845,010	BRR	16,198,675
Colombia (Republic of) Credit Linked Bonds, 10.244%, 10/31/16[2,12]	52,420,000,000	COP	8,663,830
Colombia (Republic of) Credit Linked Bonds, 10.266%, 1/5/16[12,13]	121,000,000,000	COP	22,419,588
Colombia (Republic of) Credit Linked Bonds, Series A, 10.244%, 10/31/16[2,12]	52,197,000,000	COP	8,626,973

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Structured Securities Continued
JPMorgan Chase Bank NA: Continued
Peru (Republic of) Credit Linked Nts., 8.193%, 9/2/15[12,13]	25,410,000	PEN	$4,575,930
Swaziland (Kingdom of) Credit Linked Nts., 7.25%, 6/20/10[13]	9,185,000		9,870,201
JPMorgan Chase Bank NA London Branch, Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/17/21[13]	65,480,000,000	IDR	6,662,418
Lehman Brothers Treasury Co. BV:
Brazil (Federal Republic of) Credit Linked Nts., 6.357%, 4/20/11[12,13]	33,443,666	BRR	14,997,487
Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12[2]	24,017,949		23,249,374
Merrill Lynch:
Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[2]	7,680,000,000	COP	2,991,237
Renaissance Capital International Services Ltd. Total Return Linked Nts., 10.50%, 10/7/08[2]	277,000,000	RUR	9,715,529
Morgan Stanley:
Credit Linked Nts., 6.25%, 3/23/17[2]	15,216,000	PEN	3,280,432
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	307,228,445	RUR	9,734,267
Morgan Stanley & Co. International Ltd./Red Arrow International Leasing plc Total Return Linked Nts., Series A, 8.375%, 7/9/12[2]	119,847,408	RUR	4,203,542
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.563%, 1/5/22[12,13]	109,310,000	BRR	2,240,312
Brazil (Federal Republic of) Credit Linked Nts., 14.40%, 8/4/16[2]	38,023,494	BRR	15,757,700
Eurokommerz Total Return Linked Nts., Series 1, 12.43%, 10/19/09[1]	845,000,000	RUR	32,930,696
Russian Federation Total Return Linked Nts., 12.43%, 10/19/09[1]	400,000,000	RUR	15,588,495
Ukraine (Republic of) Credit Linked Nts., 4.511%, 10/15/17[1,13]	21,300,000		12,354,000
Ukraine (Republic of) Credit Linked Nts., Series 2, 5.728%, 10/15/17[1,2]	5,400,000		3,240,000
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[13]	300,000		299,430
WTI Trading Ltd. Total Return Linked Nts., Series A, 15%, 3/8/12[2]	16,856,750		16,182,480
WTI Trading Ltd. Total Return Linked Nts., Series C, 15%, 3/8/12[2]	25,304,211		24,292,042
UBS AG:
Egypt (The Arab Republic of) Credit Linked Nts., 7.298%, 4/29/09[12,13]	35,340,000	EGP	6,038,692
Egypt (The Arab Republic of) Credit Linked Nts., 7.449%, 11/26/08[12,13]	35,110,000	EGP	6,292,483
Egypt (The Arab Republic of) Credit Linked Nts., 7.808%, 4/15/09[12,13]	18,000,000	EGP	3,087,597
Egypt (The Arab Republic of) Credit Linked Nts., Series 2, 7.54%, 4/22/09[12,13]	17,840,000	EGP	3,056,886
Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11[2]	4,650,997	GHS	3,469,696

Total Structured Securities (Cost $1,130,560,863)			1,050,753,840

Event-Linked Bonds—1.4%
Aiolos Ltd. Catastrophe Linked Nts., 9.709%, 4/8/09[1,13]	5,100,000	EUR	7,115,144
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 5.762%, 5/22/12[1,13]	4,862,000		4,909,161
Calabash Re Ltd. Catastrophe Linked Nts., Cl. A-1, 11.311%, 6/1/09[1,13]	6,500,000		6,752,850
Cascadia Ltd. Catastrophe Linked Nts., 6.811%, 8/31/09[1,13]	3,950,000		3,981,600
Cat-Mex Ltd. Catastrophe Linked Nts., Cl. A, 5.153%, 5/19/09[1,13]	7,450,000		7,359,855
Champlain Ltd. Catastrophe Linked Nts., Series A, 15.541%, 1/7/09[1,13]	5,260,000		5,295,768

	Principal
	Amount	Value

Event-Linked Bonds Continued
Eurus Ltd. Catastrophe Linked Nts., 9.043%, 4/8/09[1,13]	$5,790,000	$5,740,206
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 6.691%, 8/10/11[1,13]	7,010,000	7,134,077
Foundation Re II Ltd. Catastrophe Linked Nts., 12.607%, 1/8/09[1,13]	3,706,000	3,641,516
Foundation Re Ltd. Catastrophe Linked Nts., 6.907%, 11/24/08[1,13]	5,250,000	5,200,125
Fusion 2007 Ltd. Catastrophe Linked Nts., 8.809%, 5/19/09[1,13]	8,300,000	8,392,960
GlobeCat Ltd. Catastrophe Linked Nts., 4.883%, 12/30/08[1]	5,250,000	5,244,750
Lakeside Re Ltd. Catastrophe Linked Nts., 10.262%, 12/31/09[1,13]	10,580,000	10,895,284
Medquake Ltd. Catastrophe Linked Nts., 7.904%, 5/31/10[1,13]	4,000,000	4,001,600
Midori Ltd. Catastrophe Linked Nts., 5.541%, 10/24/12[1,13]	4,300,000	4,329,670
Muteki Ltd. Catastrophe Linked Nts., 7.204%, 5/24/11[1,13]	5,200,000	5,176,600
Nelson Re Ltd. Catastrophe Linked Nts., Series 2007-I, Cl. A, 14.704%, 6/21/10[1,13]	8,580,000	8,634,054
Osiris Capital plc Catastrophe Linked Combined Mortality Index Nts., Series D, 7.791%, 1/15/10[1,13]	3,230,000	3,247,119
Redwood Capital X Ltd. Catastrophe Linked Nts., Series C, 7.541%, 1/9/09[1,2]	890,000	889,911
Residential Reinsurance 2007 Ltd. Catastrophe Linked Nts.:
Series CL2, 14.311%, 6/6/11[1,13]	6,680,000	6,768,844
Series CL3, 15.061%, 6/7/10[1,13]	3,000,000	3,084,300
VASCO Re 2006 Ltd. Catastrophe Linked Nts., 11.314%, 6/5/09[1,13]	9,030,000	9,244,914
Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%, 6/24/11[2,12]	10,693,000	10,607,456
Willow Re Ltd. Catastrophe Linked Nts., 7.924%, 6/16/10[1,13]	8,150,000	6,438,500
Total Event-Linked Bonds (Cost $143,770,511)		144,086,264

	Expiration	Strike
	Dates	Price		Contracts

Options Purchased—0.0%
Brazilian Real (BRR) Call[3]	10/6/08	1.6635	BRR	111,575,000	67,068
Brazilian Real (BRR) Call[3]	10/9/08	1.7185	BRR	117,240,000	26,391
Brazilian Real (BRR) Call[3]	12/9/08	1.7142	BRR	58,595,000	142,403
Japanese Yen (JPY) Call[3]	10/9/08	104.20	JPY	6,980,000,000	532,574

Total Options Purchased (Cost $1,521,606)					768,436

	Exercise	Notional
	Date	Amount

Swaptions Purchased—0.0%
J Aron & Co., Swap Counterparty, Interest Rate Swap call option; Swap Terms-Receive fixed rate of 9.32% and pay floating rate based on 28 day MXN TIIE BANXICO; terminating 5/31/22[3,19] (Cost $847,363)	6/11/09	298,955,000	MXN	1,183,074

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Short-Term Notes—4.1%
Federal Home Loan Mortgage Corp., 2.74%, 2/26/09[9,20]	$123,000,000	$121,520,925
Federal National Mortgage Assn.:
2.76%, 2/23/09[5,9]	172,070,000	170,042,843
2.71%, 2/25/09[9]	123,000,000	121,530,888

Total Short-Term Notes (Cost $413,488,111)		413,094,656

	Shares

Investment Companies—10.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 3.15%[18,21]	715,917,178	715,917,178
Oppenheimer Master Event-Linked Bond Fund, LLC[3,18]	3,110,084	30,789,656
Oppenheimer Master Loan Fund, LLC[3,18]	34,077,174	318,518,445

Total Investment Companies (Cost $1,101,118,384)		1,065,225,279

Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $11,374,790,177)		10,572,474,524

Investments Purchased with Cash Collateral from Securities Loaned—4.7%[22]
OFI Liquid Assets Fund, LLC, 3.40%[18,21] (Cost $481,294,160)	481,294,160	481,294,160

Total Investments, at Value (Cost $11,856,084,337)	108.4%	11,053,768,684
Liabilities in Excess of Other Assets	(8.4)	(856,982,223)

Net Assets	100.0%	$10,196,786,461

Industry classifications are unaudited.
Footnotes to Statement of Investments
Principal/notional amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

ARP	Argentine Peso
AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
DOP	Dominican Republic Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KZT	Kazakhstan Tenge
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
VND	Vietnam Dong
ZMK	Zambian Kwacha
Swaption Purchased abbreviation is as follows:
MXN-TIIE-BANXICO           Mexican Nuevo Peso—Interbank Equilibrium Interest Rate—Banco de Mexico

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of September 30, 2008 was $728,923,186, which represents 7.15% of the Fund’s net assets, of which $15,864,972 is considered restricted. See Note 9 of accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Depreciation

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1A, 10.65%, 8/4/14	12/28/07	$3,371,014	$3,353,907	$17,107
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1B, 10.65%, 8/4/14	6/13/08	707,255	670,781	36,474
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 1C, 10.65%, 9/24/14	8/13/08	1,203,116	1,117,969	85,147
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2A, 12.15%, 5/22/15	5/22/08	337,462	320,036	17,426
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2B, 12.15%, 5/22/15	6/13/08	590,355	559,910	30,445
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2C, 12.15%, 5/22/15	6/19/08	8,957,126	8,442,090	515,036
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2D, 12.15%, 8/4/14	7/9/08	652,302	615,248	37,054
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2E, 12.15%, 5/20/15	7/16/08	474,704	446,989	27,715
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2F, 12.15%, 5/22/12	8/11/08	307,336	285,470	21,866
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.,
Cl. 2G, 12.15%, 5/22/15	8/25/08	56,708	52,572	4,136

		$16,657,378	$15,864,972	$792,406

3.	Non-income producing security.

4.	Issue is in default. See Note 1 of accompanying Notes.

5.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $80,079,092. See Note 6 of accompanying Notes.

6.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $74,238,138 or 0.73% of the Fund’s net assets as of September 30, 2008.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $13,827,800 or 0.14% of the Fund’s net assets as of September 30, 2008.

8.	When-issued security or delayed delivery to be delivered and settled after September 30, 2008. See Note 1 of accompanying Notes.

9.	Partial or fully-loaned security. See Note 10 of accompanying Notes.

10.	A sufficient amount of liquid assets has been designated to cover outstanding written call options. See Note 7 of accompanying Notes.

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

11.	A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of accompanying Notes.

12.	Zero coupon bond reflects effective yield on the date of purchase.

13.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,052,141,040 or 10.32% of the Fund’s net assets as of September 30, 2008.

14.	Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.

15.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

16.	Interest or dividend is paid-in-kind, when applicable.

17.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

18.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2007	Additions	Reductions	September 30, 2008

Arco Capital Corp. Ltd.	2,383,674	—	—	2,383,674
OFI Liquid Asset Fund, LLC	—	728,361,320	247,067,160	481,294,160
Oppenheimer Institutional Money Market Fund, Cl. E	808,046,388	9,146,652,719	9,238,781,929	715,917,178
Oppenheimer Master Event-Linked Bond Fund, LLC	—	3,140,371	30,287	3,110,084
Oppenheimer Master Loan Fund, LLC	—	36,200,028	2,122,854	34,077,174

				Realized
	Value	Income		Gain (Loss)

Arco Capital Corp. Ltd.	$29,795,925	$—		$—
OFI Liquid Asset Fund, LLC	481,294,160	196,868	[a]	—
Oppenheimer Institutional Money Market Fund, Cl. E	715,917,178	29,036,529		—
Oppenheimer Master Event-Linked Bond Fund, LLC	30,789,656	336,980	[b]	2,173 [b]
Oppenheimer Master Loan Fund, LLC	318,518,445	22,505,025	[c]	(6,797,802)[c]

	$1,576,315,364	$52,075,402		$(6,795,629)

a.	Net of compensation to counterparties.

b.	Represents the amount allocated to the Fund from Oppenheimer Event-Linked Bond Fund, LLC.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

19.	Swap contract terms if the option was exercised on exercise date.

20.	A sufficient amount of liquid assets has been designated to cover outstanding written put options. See Note 7 of accompanying Notes.

21.	Rate shown is the 7-day yield as of September 30, 2008.

22.	The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 10 of accompanying Notes.

Foreign Currency Exchange Contracts as of September 30, 2008 are as follows:

		Contract
		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)		Date	Value	Appreciation	Depreciation

Australian Dollar (AUD)	Sell	112,284	AUD	10/8/08-11/3/08	$88,665,338	$1,577,116	$—
Australian Dollar (AUD)	Buy	26,675	AUD	10/8/08	21,075,386	—	378,516
Brazilian Real (BRR)	Sell	63,600	BRR	11/4/08	33,173,406	603,076	85,756
Brazilian Real (BRR)	Buy	369,451	BRR	11/4/08-1/5/10	189,141,191	19,869,707	9,828,367
British Pound Sterling (GBP)	Sell	64,055	GBP	10/1/08-2/5/09	114,020,268	6,036,317	93,023
British Pound Sterling (GBP)	Buy	3,085	GBP	10/1/08-10/2/08	5,484,639	—	212,203
Canadian Dollar (CAD)	Sell	225,610	CAD	10/6/08-10/31/08	212,146,329	1,112,780	242,048
Canadian Dollar (CAD)	Buy	915	CAD	10/10/08	860,292	—	10,888
Chilean Peso (CLP)	Buy	16,365,000	CLP	10/22/08-11/12/08	29,558,940	—	975,832
Chinese Renminbi (Yuan) (CNY)	Buy	435,475	CNY	5/13/09-9/2/09	62,777,760	—	3,134,887
Colombian Peso (COP)	Sell	88,578,000	COP	11/4/08	40,217,778	686,655	—
Czech Koruna (CZK)	Sell	7,943	CZK	12/31/09	459,628	24,478	—
Euro (EUR)	Sell	525,750	EUR	10/1/08-2/5/09	741,470,148	47,564,042	—
Euro (EUR)	Buy	328,130	EUR	10/1/08-1/16/09	462,662,250	—	25,405,838
Hungarian Forint (HUF)	Sell	3,734,267	HUF	11/12/08-12/31/09	21,632,424	7,582	233,256
Hungarian Forint (HUF)	Buy	8,054,000	HUF	12/2/08	46,636,292	—	162,081
Indian Rupee (INR)	Sell	1,801,300	INR	10/20/08-11/3/08	38,357,502	197,603	268,170
Indonesia Rupiah (IDR)	Buy	667,485,000	IDR	10/14/08-12/19/08	69,014,354	76,430	1,298,628
Israeli Shekel (ILS)	Sell	93,900	ILS	10/3/08-10/30/08	27,030,505	—	771,186
Japanese Yen (JPY)	Sell	11,637,000	JPY	10/1/08-2/5/09	110,541,202	64,491	1,293,331
Japanese Yen (JPY)	Buy	35,133,000	JPY	10/1/08-3/10/09	332,331,122	16,953	6,448,495
Kuwaiti Dinar (KWD)	Buy	1,655	KWD	1/29/09	6,159,263	—	11,505
Malaysian Ringgit (MYR)	Sell	165,120	MYR	10/14/08-10/15/08	48,039,118	—	421,435
Malaysian Ringgit (MYR)	Buy	27,940	MYR	10/10/08	8,124,867	—	689,013
Mexican Nuevo Peso (MXN)	Sell	320,429	MXN	10/6/08-10/30/08	29,248,303	697,820	—
Mexican Nuevo Peso (MXN)	Buy	709,215	MXN	11/24/08	64,388,119	—	4,787,059
New Taiwan Dollar (TWD)	Sell	1,930,000	TWD	10/31/08-12/2/08	59,915,773	811,650	37,989
New Turkish Lira (TRY)	Sell	46,465	TRY	10/20/08	36,362,166	726,755	—
New Zealand Dollar (NZD)	Sell	40,435	NZD	10/10/08-10/22/08	26,989,422	1,180,175	—
New Zealand Dollar (NZD)	Buy	103,415	NZD	10/31/08-1/16/09	68,437,241	—	5,962,856
Norwegian Krone (NOK)	Sell	49,165	NOK	10/10/08	8,362,872	38,529	—
Norwegian Krone (NOK)	Buy	603,465	NOK	10/6/08-1/16/09	102,340,722	—	6,695,099
Peruvian New Sol (PEN)	Sell	60,810	PEN	1/7/09	20,231,159	26,631	54,728
Peruvian New Sol (PEN)	Buy	36,437	PEN	11/5/08	12,186,097	—	751,803
Philippines Peso (PHP)	Sell	357,000	PHP	10/17/08	7,588,541	—	181,902
Philippines Peso (PHP)	Buy	1,015,000	PHP	10/17/08	21,575,263	330,194	78,154
Polish Zloty (PLZ)	Sell	280,096	PLZ	10/2/08-12/31/09	116,037,925	1,417,291	743,748
Polish Zloty (PLZ)	Buy	213,743	PLZ	10/2/08-10/17/08	88,599,239	165,087	5,094,073
Qatari Riyal (QAR)	Buy	21,650	QAR	1/29/09	5,967,343	—	204,264
Russian Ruble (RUR)	Sell	2,093,730	RUR	10/15/08-9/21/09	79,249,312	196,980	234,099
Russian Ruble (RUR)	Buy	936,780	RUR	11/19/08	36,263,343	—	2,007,722
Saudi Riyal (SAR)	Buy	22,790	SAR	1/29/09	6,072,926	—	99,044
Singapore Dollar (SGD)	Buy	85,130	SGD	10/10/08-10/31/08	59,314,039	—	476,130
South African Rand (ZAR)	Sell	257,780	ZAR	10/20/08	30,971,112	1,570,615	—
South African Rand (ZAR)	Buy	9,932	ZAR	12/31/09	1,107,459	—	110,423
South Korean Won (KRW)	Sell	16,086,000	KRW	10/31/08	13,389,198	254,667	66,621
Swedish Krona (SEK)	Sell	221,090	SEK	1/16/09	31,940,508	4,034,247	—

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts Continued

		Contract
		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)		Date	Value	Appreciation	Depreciation

Swedish Krona (SEK)	Buy	18,130	SEK	10/10/08	$2,619,327	$—	$388,304
Swiss Franc (CHF)	Sell	2,861	CHF	10/8/08	2,547,448	31,424	—
Swiss Franc (CHF)	Buy	133,860	CHF	10/10/08-10/31/08	119,285,910	—	5,967,052
Ukraine Hryvnia (UAH)	Buy	108,680	UAH	10/17/08-1/28/09	21,118,942	—	903,643
United Arab Emirates Dirham (AED)	Buy	22,060	AED	1/29/09	6,007,675	—	162,954
Vietnam Dong (VND)	Buy	98,080,000	VND	1/30/09	5,601,741	—	570,695

Total unrealized appreciation and depreciation						$89,319,295	$87,542,820

Futures Contracts as of September 30, 2008 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Amsterdam Exchange Index	Buy	82	10/17/08	$7,650,163	$(831,322)
CAC40 10 Euro Index	Sell	317	10/17/08	18,053,912	336,431
Canadian Bond, 10 yr.	Buy	621	12/18/08	68,369,810	(897,922)
Cotton No. 2	Sell	183	12/8/08	5,238,375	1,604,242
Crude Oil	Buy	54	10/21/08	5,434,560	(116,444)
DAX Index	Sell	274	12/19/08	56,780,370	1,247,831
Euro-Bundesobligation, 5 yr.	Buy	60	12/8/08	9,267,383	58,718
Euro-Bundesobligation, 10 yr.	Buy	4,542	12/8/08	735,781,876	2,475,933
Euro-Bundesobligation, 10 yr.	Sell	1,235	12/8/08	200,063,984	(794,472)
Euro-Schatz	Buy	2,315	12/8/08	340,179,494	2,611,917
FTSE 100 Index	Sell	421	12/19/08	37,221,466	858,477
Hang Seng China Enterprises Index	Sell	141	10/30/08	8,292,195	603,456
IBEX 35 Index	Buy	58	10/17/08	8,942,956	211,189
Japan (Government of) Bonds, 10 yr.	Buy	131	12/10/08	16,914,033	(76,637)
Japan (Government of) Bonds, 10 yr.	Sell	109	12/11/08	140,960,557	(23,636)
London Metals Exchange Aluminum High Grade	Buy	86	11/17/08	5,169,138	(601)
London Metals Exchange Copper	Buy	32	11/17/08	5,094,400	(456,333)
London Metals Exchange Lead	Sell	114	11/17/08	5,192,700	53,580
London Metals Exchange Nickel	Buy	53	11/17/08	5,008,500	(993)
London Metals Exchange Zinc	Buy	123	11/17/08	5,141,400	(424,810)
Mexican Bolsa Index	Sell	395	12/19/08	9,093,686	(324,023)
NASDAQ 100 E-Mini Index	Sell	994	12/19/08	31,693,690	2,539,521
Nikkei 225 Index	Buy	64	12/11/08	3,411,969	(184,365)
Nikkei 225 Index	Sell	411	12/11/08	43,745,193	3,220,930
OMXS30 Index	Sell	1,834	10/17/08	20,535,089	758,890
SGX CNX Nifty Index	Sell	1,228	10/29/08	9,656,992	417,210
Soybean	Sell	95	11/14/08	4,963,750	(6,021)
Standard & Poor’s 500 E-Mini Index	Buy	396	12/19/08	23,114,520	(573,210)
Standard & Poor’s 500 E-Mini Index	Sell	2,076	12/19/08	121,176,120	3,002,658
Standard & Poor’s 500 Index	Sell	20	12/18/08	5,837,000	396,214

Futures Contracts Continued

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Standard & Poor’s/MIB Index, 10 yr.	Buy	47	12/19/08	$8,497,755	$(273,118)
Standard & Poor’s/Toronto Stock Exchange 60 Index	Buy	172	12/18/08	22,888,081	(1,872,062)
Sugar #11	Sell	335	2/27/09	5,125,232	(7,819)
U.S. Long Bonds, 20 yr.	Buy	6,866	12/19/08	804,502,094	(3,757,025)
U.S. Long Bonds, 20 yr.	Sell	410	12/19/08	48,040,469	265,034
U.S. Treasury Nts., 2 yr.	Sell	5,671	12/31/08	1,210,404,063	(6,300,411)
U.S. Treasury Nts., 5 yr.	Buy	1,384	12/31/08	155,332,375	532,407
U.S. Treasury Nts., 5 yr.	Sell	2,447	12/31/08	274,637,516	(351,385)
U.S. Treasury Nts., 10 yr.	Buy	8,773	12/19/08	1,005,605,125	(22,885,658)
U.S. Treasury Nts., 10 yr.	Sell	2,543	12/19/08	291,491,375	2,213,537
United Kingdom Long Gilt	Sell	23	12/29/08	4,585,852	14,153
Wheat	Sell	155	12/12/08	5,270,000	858,383

					$(15,877,556)

Written Options as of September 30, 2008 are as follows:

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

British Pound Sterling (GBP)	Put	1,865,000	1.858	10/2/08	$27,697	$(155,544)
British Pound Sterling (GBP)	Put	1,845,000	1.810	10/7/08	33,144	(33,144)
British Pound Sterling (GBP)	Put	1,780,000	1.807	10/6/08	30,164	(29,720)
British Pound Sterling (GBP)	Put	1,745,000	1.856	10/1/08	23,724	(137,322)
British Pound Sterling (GBP)	Put	1,670,000	1.841	10/3/08	27,138	(109,605)
British Pound Sterling (GBP)	Call	1,865,000	1.858	10/2/08	27,697	—
British Pound Sterling (GBP)	Call	1,845,000	1.810	10/7/08	33,144	(33,144)
British Pound Sterling (GBP)	Call	1,780,000	1.807	10/6/08	30,164	(29,751)
British Pound Sterling (GBP)	Call	1,745,000	1.856	10/1/08	23,724	—
British Pound Sterling (GBP)	Call	1,670,000	1.841	10/3/08	27,138	(338)
Euro (EUR)	Put	7,815,000	1.469	10/2/08	101,198	(494,913)
Euro (EUR)	Put	7,685,000	1.472	10/1/08	93,564	(516,068)
Euro (EUR)	Put	7,450,000	1.438	10/6/08	109,343	(118,096)
Euro (EUR)	Put	7,390,000	1.433	10/7/08	116,840	(116,839)
Euro (EUR)	Put	6,425,000	1.464	10/3/08	93,479	(377,377)
Euro (EUR)	Call	7,815,000	1.469	10/2/08	101,198	—
Euro (EUR)	Call	7,685,000	1.472	10/1/08	93,564	—
Euro (EUR)	Call	7,450,000	1.438	10/6/08	109,343	(117,991)
Euro (EUR)	Call	7,390,000	1.433	10/7/08	116,840	(116,839)
Euro (EUR)	Call	6,425,000	1.464	10/3/08	93,479	(3,669)
Japanese Yen (JPY)	Put	799,000,000	105.850	10/6/08	77,183	(103,790)
Japanese Yen (JPY)	Put	785,000,000	105.900	10/2/08	72,644	(70,572)
Japanese Yen (JPY)	Put	776,000,000	105.050	10/7/08	85,548	(85,546)
Japanese Yen (JPY)	Put	736,000,000	105.000	10/3/08	80,399	(113,491)
Japanese Yen (JPY)	Put	677,000,000	105.750	10/1/08	60,018	(56,665)
Japanese Yen (JPY)	Call	799,000,000	105.850	10/6/08	77,183	(63,441)
Japanese Yen (JPY)	Call	785,000,000	105.900	10/2/08	72,644	(32,578)

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options Continued

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

Japanese Yen (JPY)	Call	776,000,000	105.050	10/7/08	$85,548	$(85,546)
Japanese Yen (JPY)	Call	736,000,000	105.000	10/3/08	80,399	(29,587)
Japanese Yen (JPY)	Call	677,000,000	105.750	10/1/08	60,018	(12,321)

					$2,064,166	$(3,043,897)

Credit Default Swap Contracts as of September 30, 2008 are as follows:

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap		Credit	Amount	Fixed	Termination	Received/
Counterparty	Reference Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Barclays Bank plc:
	ABX.HE.AA.06-2 Index	Sell	$4,120	0.170%	5/25/46	$3,187,305	$(3,185,850)
	CDX.NA.IG.10 Index	Sell	32,945	1.550	6/20/13	(665,084)	(338,197)
	CDX.NA.IG.10 Index	Sell	9,885	1.550	6/20/13	(56,605)	(101,475)
	CDX.NA.IG.10 Index	Sell	13,180	1.550	6/20/13	(293,416)	(135,299)
	CMBX.NA.AJ.5 Index	Sell	3,540	0.980	2/15/51	827,431	(909,178)
	Nalco Co.	Sell	1,440	4.500	9/20/13	—	32,653
	R.H. Donnelley Corp.	Sell	1,375	5.000	9/20/10	247,500	(242,256)
	Station Casinos, Inc.	Sell	1,265	5.000	6/20/13	227,700	(531,416)

						3,474,831	(5,411,018)
Citibank NA, New York:
	Ambac Assurance Corp.	Sell	16,425	8.400	12/20/08	—	(504,270)
	Cablevision Systems Corp.	Sell	265	3.100	12/20/10	—	(5,143)
	Capmark Financial Group, Inc.	Sell	6,155	7.125	12/20/12	—	(1,928,163)
	Capmark Financial Group, Inc.	Sell	3,500	9.750	12/20/12	—	(911,510)
	Capmark Financial Group, Inc.	Sell	4,180	9.700	12/20/12	—	(1,092,810)
	Ford Motor Credit Co.	Sell	7,670	2.320	3/20/12	—	(2,996,275)
	Intelsat Ltd.	Sell	1,030	4.300	12/20/08	—	4,559
	Intelsat Ltd.	Sell	1,085	5.000	3/20/09	—	11,283
	Morgan Stanley	Sell	4,835	7.800	12/20/13	—	(444,909)
	Nalco Co.	Sell	1,385	4.170	9/20/13	—	13,336
	Nalco Co.	Sell	1,610	3.600	9/20/12	—	8,966
	Owens-Illinois, Inc.	Sell	1,320	2.500	6/20/13	—	(5,319)
	Pakistan	Sell	4,860	5.100	3/20/13	—	(1,051,427)
	Reliant Energy, Inc.	Sell	3,800	2.600	9/20/11	—	(255,345)
	Reliant Energy, Inc.	Sell	1,580	2.450	9/20/11	—	(112,172)
	Republic of Hungary	Buy	13,835	0.400	12/20/15	—	1,076,737
	Smurfit-Stone Container Enterprises, Inc.	Sell	680	8.000	12/20/13	—	552
	Tribune Co.	Sell	1,085	5.000	3/20/10	347,200	(290,812)
	Tribune Co.	Sell	1,145	5.000	3/20/10	374,988	(306,894)
	Tribune Co.	Sell	1,300	5.000	3/20/10	429,000	(348,439)
	Tribune Co.	Sell	1,185	5.000	3/20/10	414,750	(317,615)

Credit Default Swap Contracts Continued

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap		Credit	Amount	Fixed	Termination	Received/
Counterparty	Reference Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Citibank NA, New York: Continued
	Ukraine	Buy	$12,740	4.180%	8/20/13	$—	$1,051,496
	Ukraine	Buy	11,000	6.650	10/20/13	—	(885)
	Univision Communications, Inc.	Sell	4,940	5.000	12/20/09	345,800	(334,532)

						1,911,738	(8,739,591)
Credit Suisse International:
	Aramark Corp.	Sell	1,745	6.000	3/20/13	—	95,759
	Aramark Corp.	Sell	1,395	4.750	12/20/13	—	(71)
	Capmark Financial Group, Inc.	Sell	1,040	6.250	12/20/12	—	(344,115)
	Capmark Financial Group, Inc.	Sell	2,010	5.200	12/20/12	—	(707,549)
	CDX.NA.HY.10 Index	Sell	21,010	5.000	6/20/13	1,127,828	(1,850,119)
	CDX.NA.HY.8 Index	Sell	7,900	2.750	6/20/12	397,836	(862,077)
	Charter Communications Holdings LLC	Buy	755	5.000	9/20/10	(48,131)	114,044
	Charter Communications Holdings LLC	Sell	755	5.000	9/20/17	151,000	(433,686)
	Charter Communications Holdings LLC	Buy	635	7.000	9/20/10	—	76,315
	Charter Communications Holdings LLC	Sell	635	5.000	9/20/17	127,000	(364,756)
	Development Bank of Kazakhstan	Sell	20,660	3.750	2/20/13	—	(2,220,993)
	Dow Jones CDX.NA.HY.7 Index	Sell	4,732	3.250	12/20/11	(169,471)	(216,369)
	Eastman Kodak Co.	Buy	2,810	3.700	12/20/18	—	3,996
	Eastman Kodak Co.	Sell	2,810	3.650	12/20/13	—	(1,175)
	El Paso Corp.	Sell	1,100	2.800	3/20/18	—	(35,563)
	Ford Motor Credit Co.	Sell	3,390	2.550	3/20/12	—	(1,310,162)
	Ford Motor Credit Co.	Sell	10,620	2.385	3/20/12	—	(4,136,172)
	GMAC LLC	Sell	6,195	1.390	3/20/17	—	(3,648,714)
	Harrah’s Operating Co., Inc.	Sell	3,285	5.000	3/20/10	209,419	(403,702)
	Intelsat Ltd.	Sell	1,050	4.400	3/20/09	—	7,854
	Intelsat Ltd.	Sell	110	5.750	3/20/09	—	1,545
	iStar Financial, Inc.	Sell	225	4.000	12/20/12	—	(85,778)
	iStar Financial, Inc.	Sell	870	12.000	3/20/09	—	(80,787)
	iStar Financial, Inc.	Sell	1,800	4.150	12/20/12	—	(680,858)
	Joint Stock Co. “Halyk Bank of Kazakhstan”	Sell	4,040	4.950	3/20/13	—	(679,039)
	Massey Energy Co.	Sell	1,295	5.000	3/20/13	—	48,515
	Massey Energy Co.	Sell	615	5.000	3/20/13	—	23,040
	MGM Mirage	Sell	1,380	8.400	12/20/13	—	(44,119)
	NJSC Naftogaz	Sell	8,905	3.250	4/20/11	—	(1,428,007)
	Owens-Illinois, Inc.	Sell	775	2.500	6/20/13	—	(3,123)
	Reliant Energy, Inc.	Sell	1,175	5.750	12/20/13	—	337

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts Continued

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap		Credit	Amount	Fixed	Termination	Received/
Counterparty	Reference Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Credit Suisse International: Continued
	Rite Aid Corp.	Sell	$285	7.500%	3/20/09	$—	$(13,127)
	Tenet Healthcare Corp.	Sell	3,475	4.050	12/20/08	—	11,356
	Tribune Co.	Sell	850	6.350	12/20/08	—	(24,462)
	Tribune Co.	Sell	190	5.000	12/20/09	41,800	(45,378)
	Tribune Co.	Sell	840	5.000	12/20/09	193,200	(201,081)
	TXU Corp.	Sell	3,050	1.530	6/20/11	—	(411,195)
	TXU Corp.	Sell	1,560	1.610	6/20/11	—	(207,521)
	Univision Communications, Inc.	Sell	355	14.600	3/20/09	—	13,100

						2,030,481	(20,043,837)
Deutsche Bank AG:
	ABX.HE.AA.06-2 Index	Sell	1,980	0.170	5/25/46	237,581	(1,531,064)
	ABX.HE.AAA.06-2 Index	Sell	4,760	0.110	5/25/46	237,971	(1,478,577)
	ABX.HE.AAA.06-2 Index	Sell	4,760	0.110	5/25/46	237,927	(1,478,577)
	CDX.NA.HY.10 Index	Sell	30,380	5.000	6/20/13	974,692	(2,675,232)
	CDX.NA.HY.10 Index	Sell	24,300	5.000	6/20/13	1,419,187	(2,139,833)
	CDX.NA.HY.10 Index	Sell	21,570	5.000	6/20/13	1,433,506	(1,899,432)
	CDX.NA.HY.10 Index	Sell	13,870	5.000	6/20/13	1,240,594	(1,209,719)
	CDX.NA.HY.10 Index	Sell	20,840	5.000	6/20/13	1,939,278	(2,410,852)
	CDX.NA.HY.9 Index	Sell	20,077	3.750	12/20/12	(40,138)	(2,621,023)
	Countrywide Home Loans, Inc.	Sell	7,590	9.000	12/20/08	—	116,431
	Countrywide Home Loans, Inc.	Sell	2,075	8.500	12/20/08	—	29,301
	Countrywide Home Loans, Inc.	Sell	7,600	9.750	12/20/08	—	130,484
	CVRD Inco Ltd.	Buy	3,245	0.630	3/20/17	—	140,054
	Dow Jones CDX.NA.HY.7 Index	Sell	13,281	3.250	12/20/11	(475,222)	(607,237)
	Ford Motor Co.	Sell	7,775	6.000	12/20/16	—	(3,090,031)
	Ford Motor Co.	Sell	9,450	5.800	12/20/16	—	(3,798,253)
	Ford Motor Co.	Sell	11,810	5.850	12/20/16	—	(4,733,525)
	Ford Motor Credit Co.	Sell	12,095	2.390	3/20/12	—	(4,709,544)
	Ford Motor Credit Co.	Sell	4,740	2.340	3/20/12	—	(1,849,956)
	General Motors Corp.	Sell	6,220	4.750	12/20/16	—	(3,339,991)
	General Motors Corp.	Sell	7,555	4.680	12/20/16	—	(4,061,529)
	GMAC LLC	Sell	6,465	1.370	3/20/17	—	(3,812,612)
	Intelsat Ltd.	Sell	425	4.400	3/20/09	—	3,179
	Intelsat Ltd.	Sell	1,070	4.750	3/20/09	—	9,826
	Intelsat Ltd.	Sell	650	5.000	3/20/09	—	6,759
	iStar Financial, Inc.	Sell	3,165	3.000	12/20/08	—	(212,206)
	iStar Financial, Inc.	Sell	4,375	5.850	12/20/08	—	(264,498)
	iStar Financial, Inc.	Sell	1,410	4.320	12/20/12	—	(528,574)
	iStar Financial, Inc.	Sell	1,930	4.500	12/20/12	—	(716,604)

Credit Default Swap Contracts Continued

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap		Credit	Amount	Fixed	Termination	Received/
Counterparty	Reference Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Deutsche Bank AG: Continued
	iStar Financial, Inc.	Sell	$2,100	12.000%	3/20/09	$—	$(195,003)
	iStar Financial, Inc.	Sell	2,220	4.000	12/20/12	—	(846,344)
	iStar Financial, Inc.	Sell	5,435	2.925	12/20/08	—	(365,346)
	Lehman Brothers Holdings, Inc.	Sell	2,680	2.070	3/20/09	—	(2,359,343)
	Owens-Illinois, Inc.	Sell	375	2.500	6/20/13	—	(1,511)
	Republic of Peru	Buy	7,440	1.710	12/20/16	—	149,418
	Vale Overseas Ltd.	Sell	3,245	1.050	3/20/17	—	(237,467)
	Washington Mutual, Inc.	Sell	1,055	4.500	12/20/08	—	(379,913)

						7,205,376	(52,968,344)
Goldman Sachs Capital Markets LP:
	ABX.HE.AA.06-2 Index	Sell	725	0.170	5/25/46	59,734	(560,617)
	General Motors Corp.	Sell	6,220	4.950	12/20/16	—	(3,328,995)
	GMAC LLC	Sell	3,825	1.390	3/20/17	—	(2,252,838)
	GMAC LLC	Sell	3,210	1.390	3/20/17	—	(1,890,617)
	GMAC LLC	Sell	5,330	1.370	3/20/17	—	(3,143,267)
	GMAC LLC	Sell	6,625	1.390	3/20/17	—	(3,901,973)
	Lennar Corp.	Sell	1,465	2.900	12/20/08	—	(11,935)
	MGM Mirage	Sell	2,280	8.400	12/20/13	—	(72,892)
	Nalco Co.	Sell	1,380	4.250	9/20/13	—	17,653
	Nalco Co.	Sell	1,735	3.700	9/20/12	—	15,514
	Rite Aid Corp.	Sell	585	8.060	3/20/09	—	(25,442)
	Univision Communications, Inc.	Sell	520	5.000	6/20/09	52,000	(35,072)
	Univision Communications, Inc.	Sell	145	5.000	6/20/09	15,950	(9,780)

						127,684	(15,200,261)
Goldman Sachs International:
	ABX.HE.AA.06-2 Index	Sell	2,050	0.170	5/25/46	809,702	(1,585,192)
	ABX.HE.AAA.06-2 Index	Sell	1,700	0.110	5/25/46	188,031	(528,063)
	Bolivarian Republic of Venezuela	Sell	1,445	6.350	5/20/13	—	(100,669)
	CDX.NA.HY.10 Index	Sell	30,200	5.000	6/20/13	878,736	(2,659,381)
	CMBX.NA.AJ.3 Index	Sell	4,100	1.470	12/13/49	504,074	(851,544)
	CMBX.NA.AJ.4 Index	Sell	4,100	0.960	2/17/51	707,141	(1,005,849)
	Dole Food Co., Inc.	Sell	1,220	5.000	6/20/13	161,650	(167,230)
	Dole Food Co., Inc.	Buy	1,220	5.000	6/20/09	(39,650)	(6,739)
	Dole Food Co., Inc.	Buy	1,700	5.000	6/20/09	(63,750)	(9,390)
	Dole Food Co., Inc.	Sell	1,700	5.000	6/20/13	225,250	(233,026)
	Dole Food Co., Inc.	Buy	2,430	5.000	6/20/09	(78,975)	(13,422)
	Dole Food Co., Inc.	Sell	2,430	5.000	6/20/13	321,975	(333,090)
	Dole Food Co., Inc.	Buy	1,210	5.000	6/20/09	(39,325)	(6,683)
	Dole Food Co., Inc.	Sell	1,210	5.000	6/20/13	160,325	(165,860)
	Idearc, Inc.	Sell	5,240	5.000	9/20/09	550,200	(539,325)

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts Continued

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap		Credit	Amount	Fixed	Termination	Received/
Counterparty	Reference Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Goldman Sachs International: Continued
	iStar Financial, Inc.	Sell	$4,855	3.950%	12/20/12	$—	$(1,855,727)
	JSC VTB Bank	Buy	8,340	7.400	5/28/13	—	1,168
	Nalco Co.	Sell	2,735	4.700	9/20/13	—	83,645
	Nalco Co.	Sell	1,515	4.700	9/20/13	—	46,333
	R.H. Donnelley Corp.	Sell	1,930	5.000	9/20/10	424,600	(340,040)
	Rite Aid Corp.	Sell	5,805	5.000	12/20/09	413,606	(364,359)
	Station Casinos, Inc.	Sell	750	5.000	6/20/13	132,188	(312,256)
	Ukraine	Buy	27,320	4.220	8/20/13	—	2,215,461
	Univision Communications, Inc.	Sell	30	5.000	6/20/09	1,800	(2,023)

						5,257,578	(8,733,261)
JPMorgan Chase Bank NA, NY Branch:
	CDX.NA.HY.10 Index	Sell	30,380	5.000	6/20/13	1,012,667	(2,675,232)
	CDX.NA.HY.10 Index	Sell	8,545	5.000	6/20/13	764,303	(745,281)
	CDX.NA.HY.10 Index	Sell	10,405	5.000	6/20/13	968,243	(1,203,691)
	CDX.NA.HY.8 Index	Sell	9,479	2.750	6/20/12	477,354	(1,034,385)
	CDX.NA.HY.9 Index	Sell	16,682	3.750	12/20/12	17,552	(2,177,724)
	CMBX.NA.AJ.3 Index	Sell	12,600	1.470	12/13/49	2,786,785	(2,616,940)
	CMBX.NA.AJ.3 Index	Sell	2,100	1.470	12/13/49	251,761	(436,157)
	CMBX.NA.AJ.4 Index	Sell	2,100	0.960	2/17/51	355,655	(515,191)
	Constellation Brands, Inc.	Sell	1,340	3.970	9/20/13	—	39,089
	Dean Foods Co.	Sell	1,560	1.050	6/20/11	—	(96,445)
	Dean Foods Co.	Sell	715	1.080	6/20/11	—	(43,680)
	Dean Foods Co.	Sell	3,040	1.030	6/20/11	—	(189,427)
	Dean Foods Co.	Sell	3,035	1.060	6/20/11	—	(186,893)
	Ford Motor Co.	Sell	7,775	6.000	12/20/16	—	(3,090,031)
	General Motors Corp.	Sell	9,450	4.750	12/20/16	—	(5,074,424)
	Idearc, Inc.	Sell	820	5.000	9/20/09	106,600	(84,399)
	Morgan Stanley	Sell	5,690	7.800	12/20/13	—	(523,585)
	Nalco Co.	Sell	1,520	4.650	9/20/13	—	43,483
	Republic of Turkey	Sell	6,635	2.680	9/20/13	—	(68,735)
	Republic of Turkey	Sell	8,250	2.640	8/20/13	—	(63,913)
	Univision Communications, Inc.	Sell	355	5.000	6/20/09	46,150	(23,943)

						6,787,070	(20,767,504)
Merrill Lynch International:
	El Paso Corp.	Sell	1,165	2.900	3/20/18	—	(30,310)
	El Paso Corp.	Sell	2,975	2.890	3/20/18	—	(79,278)
	Ford Motor Co.	Sell	6,480	5.300	12/20/12	—	(2,156,661)
	General Motors Corp.	Sell	4,315	4.050	12/20/12	—	(2,146,530)
	Reliant Energy, Inc.	Sell	1,805	2.050	9/20/11	—	(146,432)

Credit Default Swap Contracts Continued

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap		Credit	Amount	Fixed	Termination	Received/
Counterparty	Reference Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Merrill Lynch International: Continued
	Smurfit-Stone Container Enterprises, Inc.	Sell	$1,645	6.800%	6/20/13	$—	$(75,289)
	Smurfit-Stone Container Enterprises, Inc.	Sell	1,305	6.700	6/20/13	—	(63,989)
	Smurfit-Stone Container Enterprises, Inc.	Sell	1,705	7.950	12/20/13	—	(1,594)
	TXU Corp.	Sell	3,060	1.580	6/20/11	—	(409,116)
	TXU Corp.	Sell	3,060	1.590	6/20/11	—	(408,431)
	TXU Corp.	Sell	3,850	1.620	6/20/11	—	(511,288)
	TXU Corp.	Sell	4,450	2.060	6/20/11	—	(547,109)
	TXU Corp.	Sell	3,050	1.530	6/20/11	—	(411,195)
	Ukraine	Buy	27,320	4.300	8/20/13	—	2,136,670

						—	(4,850,552)
Morgan Stanley Capital Services, Inc.:
	ABX.HE.AA.06-2 Index	Sell	625	0.170	5/25/46	49,932	(483,290)
	ABX.HE.AA.06-2 Index	Sell	1,320	0.170	5/25/46	131,994	(1,020,709)
	ABX.HE.AAA.06-2 Index	Sell	3,130	0.110	5/25/46	970,137	(972,258)
	Aramark Corp.	Sell	1,895	5.920	3/20/13	—	98,568
	Capmark Financial Group, Inc.	Sell	1,135	7.400	12/20/12	—	(349,276)
	Capmark Financial Group, Inc.	Sell	1,045	7.150	12/20/12	—	(326,839)
	CDX North America Investment Grade Index	Sell	26,555	3.000	3/23/13	—	(1,707,361)
	CDX.NA.HY.10 Index	Sell	30,260	5.000	6/20/13	1,042,289	(2,664,665)
	CDX.NA.HY.9 Index	Sell	15,345	3.750	12/20/12	82,344	(2,003,247)
	CDX.NA.IG.10 Index	Sell	9,885	1.550	6/20/13	(142,163)	(101,475)
	CDX.NA.IG.10 Index	Sell	19,765	1.550	6/20/13	(363,028)	(202,898)
	CDX.NA.IG.10 Index	Sell	32,950	1.550	6/20/13	(689,567)	550,627
	CMBX.NA.AJ.3 Index	Sell	5,300	1.470	12/13/49	696,234	(1,106,374)
	CMBX.NA.AJ.3 Index	Sell	8,390	1.470	12/13/49	1,399,132	(1,742,550)
	CMBX.NA.AJ.4 Index	Sell	8,390	0.960	2/17/51	1,725,673	(2,058,311)
	CMBX.NA.AJ.4 Index	Sell	5,300	0.960	2/17/51	900,531	(1,309,826)
	CMBX.NA.AJ.5 Index	Sell	3,560	0.980	2/15/51	823,056	(914,314)
	CMBX.NA.AJ.5 Index	Sell	3,330	0.980	2/15/51	2,148,340	(855,243)
	Ford Motor Co.	Sell	2,705	5.900	12/20/16	—	(1,081,139)
	Ford Motor Co.	Sell	7,775	6.150	12/20/16	—	(3,063,791)
	Frangosul SA Agro Avicola	Sell	50,090	6.000	8/29/13	—	210,829
	General Motors Corp.	Sell	2,175	4.620	12/20/16	—	(1,170,423)
	General Motors Corp.	Sell	6,220	4.900	12/20/16	—	(3,331,743)
	Istanbul Bond Co. SA for Finansbank	Sell	25,090	1.300	3/24/13	—	(2,203,251)
	iStar Financial, Inc.	Sell	2,870	4.860	12/20/12	—	(1,045,086)
	Joint Stock Co. “Halyk Bank of Kazakhstan”	Sell	8,080	4.880	3/20/13	—	(1,374,505)
	Joint Stock Co. “Halyk Bank of Kazakhstan”	Sell	8,090	4.780	3/20/13	—	(1,399,701)

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts Continued

				Pay/		Upfront
		Buy/Sell	Notional	Receive		Payment
Swap		Credit	Amount	Fixed	Termination	Received/
Counterparty	Reference Entity	Protection	(000s)	Rate	Date	(Paid)	Value

Morgan Stanley Capital Services, Inc.: Continued
	Lennar Corp.	Sell	$1,090	2.900%	12/20/08	$—	$(8,880)
	R.H. Donnelley Corp.	Sell	835	5.000	9/20/10	150,300	(147,116)
	Republic of Turkey	Buy	8,330	2.670	9/20/13	—	89,697
	Yasar	Sell	3,390	8.500	10/20/09	—	103,978
	Yasar	Sell	3,390	8.750	6/20/10	—	92,889

						8,925,204	(31,497,683)
UBS AG:
	ABX.HE.AAA.06-2 Index	Sell	2,770	0.110	5/25/46	865,481	(860,432)
	CDX.NA.HY.10 Index	Sell	30,370	5.000	6/20/13	989,134	(2,674,351)
	CDX.NA.HY.10 Index	Sell	8,545	5.000	6/20/13	764,303	(745,281)
	CDX.NA.HY.10 Index	Sell	6,935	5.000	6/20/13	645,340	(802,268)
	iStar Financial, Inc.	Sell	1,035	4.560	12/20/12	—	(383,058)
	Massey Energy Co.	Sell	960	5.050	9/20/12	—	45,855
	Massey Energy Co.	Sell	1,610	5.100	9/20/12	—	79,602
	Republic of The Philippines	Sell	9,895	1.450	6/20/17	—	(1,158,302)
	Ukraine	Buy	3,670	4.180	8/20/13	—	302,903
	Univision Communications, Inc.	Sell	280	5.000	6/20/09	25,200	(18,885)
						3,289,458	(6,214,217)

						$39,009,420	$(174,426,268)

Interest Rate Swap Contracts as of September 30, 2008 are as follows:

Swap	Notional		Paid by	Received by	Termination
Counterparty	Amount		the Fund	the Fund	Date	Value

Banco Santander Central Hispano SA	18,790,000	BRR	BZDI	14.000%	1/3/12	$211,964
Banco Santander SA, Inc.:
	81,010,000	MXN	MXN TIIE BANXICO	8.570	5/3/18	(215,419)
	71,200,000	MXN	MXN TIIE BANXICO	8.645	5/17/18	(157,667)
	19,010,000	BRR	BZDI	13.550	1/2/17	(144,785)

						(517,871)
Barclays Bank plc:
	3,677,000,000	HUF	Six-Month HUF BUBOR Reuters	7.820	9/19/13	3,612
	24,700,000	EUR	Six-Month EUR EURIBOR	4.688	9/17/18	(79,594)

Interest Rate Swap Contracts Continued

Swap	Notional		Paid by	Received by	Termination
Counterparty	Amount		the Fund	the Fund	Date	Value

Barclays Bank plc: Continued
	24,700,000	EUR	Six-Month EUR EURIBOR	4.703%	9/17/18	$(38,667)
	34,000,000		4.228%	Three-Month USD BBA LIBOR	9/17/18	197,778
	34,000,000		4.225	Three-Month USD BBA LIBOR	9/17/18	204,646
	24,580,000	EUR	Six-Month EUR EURIBOR	4.670	9/18/18	(128,483)
	34,020,000		4.035	Three-Month USD BBA LIBOR	9/18/18	735,546
	82,350,000	MXN	MXN TIIE	9.270	7/17/26	174,210

						1,069,048
Citibank NA, New York	750,000,000	CZK	Six-Month CZK PRIBOR PRBO	3.560	9/27/10	75,384
Credit Suisse International	84,250,000	MXN	MXN TIIE	8.300	12/17/26	(574,377)
Deutsche Bank AG:
	80,180,000	NZD	Three-Month NZD BBR FRA	6.910	9/10/18	(1,052,203)
	24,640,000	EUR	Six-Month EUR EURIBOR	4.669	9/18/18	(131,503)
	34,010,000		3.980	Three-Month USD BBA LIBOR	9/18/18	768,150
	153,800,000	SEK	Three-Month SEK STIBOR SIDE	5.110	7/16/18	872,314

						456,758
Goldman Sachs Capital Markets LP	154,850,000	MXN	MXN TIIE	8.140	1/10/18	(68,233)
Goldman Sachs International:
	66,200,000	CNY	4.000	CNY CFXSREPOFIX01	2/16/17	(179,581)
	153,800,000	SEK	Three-Month SEK STIBOR SIDE	5.080	7/17/18	609,553
	61,770,000	PLZ	Six-Month PLZ WIBOR WIBO	6.140	8/26/10	(25,340)
	6,810,000	BRR	BZDI	14.100	1/2/17	1,335
	115,200,000	SEK	Three-Month SEK STIBOR SIDE	4.840	8/21/18	281,103
	43,920,000	BRR	BZDI	13.900	1/2/17	(589,685)

						97,385

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts Continued

Swap	Notional		Paid by	Received by	Termination
Counterparty	Amount		the Fund	the Fund	Date	Value

J Aron & Co.:
	94,770,000	MXN	MXN TIIE	9.150%	8/27/26	$183,466
			One-Month MXN
	40,600,000	MXN	TIIE BANXICO	9.330	9/16/26	143,207
	34,060,000	BRR	BZDI	12.920	1/2/14	(606,794)
	16,960,000	BRR	BZDI	12.870	1/2/14	(318,754)
	33,770,000	BRR	BZDI	12.710	1/4/10	(95,210)
	66,840,000	BRR	BZDI	12.610	1/4/10	(235,551)
	73,600,000	BRR	BZDI	12.390	1/2/12	(988,837)
	19,925,000	BRR	BZDI	14.160	1/2/17	11,706
	92,950,000	BRR	BZDI	14.890	1/4/10	1,852,015
	130,000	BRR	BZDI	12.260	1/2/15	(3,640)
	60,000	BRR	BZDI	12.290	1/2/15	(1,643)
	18,790,000	BRR	BZDI	14.050	1/2/12	214,097
	19,160,000	BRR	BZDI	13.670	1/2/17	(145,908)
	26,190,000	BRR	BZDI	13.100	1/2/17	(422,255)
	29,700,000	BRR	BZDI	14.300	1/2/17	81,410

						(332,691)

JPMorgan Chase Bank NA:
			MXN
	68,760,000	MXN	TIIE BANXICO	9.320	6/1/18	138,243
			Six-Month HUF
	1,947,000,000	HUF	BUBOR Reuters	7.880	8/12/13	7,074
			One-Month MXN
	537,550,000	MXN	TIIE BANXICO	8.369	4/23/18	(1,955,465)
			Six-Month CZK
	616,000,000	CZK	PRIBOR PRBO	3.560	9/12/10	52,686
			Six-Month HUF
	1,711,000,000	HUF	BUBOR Reuters	7.890	9/12/13	1,920
	44,120,000	BRR	BZDI	13.900	1/2/17	(591,860)
	73,600,000	BRR	BZDI	12.380	1/2/12	(998,854)
			Six-Month CZK
	756,100,000	CZK	PRIBOR PRBO	3.470	9/18/10	(6,120)
			Six-Month HUF
	2,903,000,000	HUF	BUBOR Reuters	8.480	6/6/13	265,655
	37,410,000	BRR	BZDI	13.910	1/2/12	423,642
				Three-Month
	1,735,740,000	TWD	2.685%	TWD Telerate	9/8/18	(37,258)
				Three-Month
	199,000,000	ZAR	9.705	ZAR JIBAR SAFEX	8/4/18	(374,124)
			Six-Month PLZ
	40,860,000	PLZ	WIBOR WIBO	6.040	8/8/13	227,565

						(2,846,896)

Interest Rate Swap Contracts Continued

Swap	Notional		Paid by	Received by	Termination
Counterparty	Amount		the Fund	the Fund	Date	Value

Merrill Lynch			MXN TIIE
Capital Services, Inc.	92,040,000	MXN	BANXICO	8.570%	5/11/18	$(244,750)
Morgan Stanley:
	19,370,000	BRR	BZDI	14.880	1/2/17	144,209
	19,370,000	BRR	BZDI	14.860	1/2/17	135,190

						279,399

Morgan Stanley Capital Services, Inc.:				Six-Month
	38,630,000	EUR	4.713%	EURIBOR	8/22/17	(350,119)
				Six-Month
	416,200,000	NOK	4.985	NOK NIBOR NIBR	1/18/11	13,602
			Three-Month
	165,730,000	SEK	SEK STIBOR SIDE	4.260	1/18/11	227,825
			Six-Month
	17,590,000	EUR	EUR EURIBOR	3.996	1/18/11	22,980
			Six-Month
	28,450,000	CHF	CHF BBA LIBOR	2.660	1/18/11	277,996
	15,700,000	BRR	BZDI	13.930	1/2/17	(119,732)

						72,552

UBS AG:				Three-Month
	175,600,000	ILS	5.010	ILS TELBOR01	8/28/10	70,796
			Three-Month
	39,350,000	ILS	ILS TELBOR01	5.880	8/28/10	44,160
				Three-Month
	179,600,000	ILS	5.020	ILS TELBOR01	9/4/10	79,753
			Three-Month
	40,150,000	ILS	ILS TELBOR01	5.850	9/4/18	55,985
				Three-Month
	201,000,000	ZAR	9.740	ZAR JIBAR SAFEX	8/1/18	(836,762)
	20,800,000	BRR	BZDI	14.340	1/2/17	57,222

						(528,846)

						$(2,851,174)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CHF	Swiss Franc
CNY	Chinese Renminbi (Yuan)
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
ILS	Israeli Shekel
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Index abbreviations are as follows:

BANIXCO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR FRA	Bank Bill Rate Forward Rate Agreement
BUBOR Reuters	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CFXSREPOFIX01	7 Days Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
JIBAR	South Africa Johannesburg Interbank Agreed Rate
NIBOR NIBR	Norwegian Interbank Offered Rate
PRIBOR PRBO	Prague Interbank Offering Rate
SAFEX	South African Futures Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TELBOR01	Tel Aviv Interbank Offered Rate 1 Month
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
Total Return Swap Contracts as of September 30, 2008 are as follows:

	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

Citibank NA:
	$39,800,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index narrow, receives the spread change*	2/1/09	$(1,107,535)
	19,900,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index widen, pays the spread change plus 15 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index narrow, receives the spread change*	2/1/09	(557,077)

					(1,664,612)

Total Return Swap Contracts Continued

	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount		the Fund	the Fund	Date	Value

Citibank NA,
New York:
	3,540,366,549	JPY	One-Month JPYBBA LIBOR plus 40 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	4/14/09	$(3,787,211)
	17,825,578	GBP	One-Month GBP BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	5/8/09	(5,338,216)

						(9,125,427)
Deutsche Bank AG:
	13,250,000		Six-Month USD BBA LIBOR	5.46% times UDI	5/13/15	3,726,330
	7,260,000		Six-Month USD LIBOR	5.25% times UDI	6/23/15	1,760,455

						5,486,785
Deutsche Bank AG, London	26,866,931		One-Month USD BBA LIBOR plus 20 basis points and if negative, the absolute value of the Total Return of a custom equity basket	If positive, the Total Return of a custom equity basket	10/5/09	(2,128,572)

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts Continued

	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

Goldman Sachs
Group, Inc. (The):
	$7,490,000	Six-Month USD BBA LIBOR	5.10% times UDI	1/14/15	$2,123,231
	7,490,000	Six-Month BBA LIBOR	5.08% times UDI	1/20/15	2,146,707
	22,600,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	3/1/09	(1,237,781)
	5,100,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 50 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	3/1/09	(275,432)
	31,800,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 250 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	3/1/09	(1,723,943)

Total Return Swap Contracts Continued

	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

Goldman Sachs
Group, Inc. (The): Continued
	$13,860,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 200 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	3/1/09	$(754,589)
	35,000,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 50 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	12/1/08	(1,920,084)
	17,540,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	1/1/09	(957,698)
	6,195,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	11/1/08	(333,355)

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts Continued

	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount		the Fund	the Fund	Date	Value

Goldman Sachs Group, Inc. (The): Continued
	$66,920,000		If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	$(3,652,020)
	128,070,000		If credit spreads as represented by the Banc of America Securities LLC AAA 10 yr CMBS Daily Index widen, pays the spread change minus 660 basis points*	If credit spreads as represented by the Banc of America Securities LLC AAA 10 yr CMBS Daily Index narrow, receives the spread change*	3/31/09	(3,915,255)

						(10,500,219)

Goldman Sachs International:
	16,686,375	BRR	If negative, the absolute value of the Total Return of the BOVESPA 10/08 Index	If positive, the Total Return of the BOVESPA 10/08 Index	10/16/08	(1,421,240)
	108,598,260		One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom equity basket	If positive, the Total Return of a custom equity basket	6/8/09	(11,901,060)

Total Return Swap Contracts Continued

	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

Goldman Sachs International: Continued
	$1,808,147	One-Month USD BBA LIBOR and if negative, the absolute value of the MSCI Daily Total Return New Belgium USD Market Index	If positive, the Total Return of the MSCI Daily Total Return New Belgium USD Market Index	10/8/08	$(358,402)
	9,103,713	One-Month USD BBA LIBOR and if negative, the absolute value of the MSCI Daily Total Return New Belgium USD Market Index	If positive, the Total Return of the MSCI Daily Total Return New Belgium USD Market Index	10/8/08	(1,553,710)
	2,536,807	One-Month USD BBA LIBOR and if negative, the absolute value of the MSCI Daily Net Belgium USD Market Index	If positive, the Total Return of the MSCI Daily Net Belgium USD Market Index	10/8/08	(608,139)

					(15,842,551)
JPMorgan Chase	16,730,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 130 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(905,204)

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts Continued

	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

Merrill Lynch Capital Services, Inc.:
	$43,500,000	0.053%	The Constant Maturity Option Price divided by 10,000%	8/13/17	$(708,470)
	177,060,000	0.047	The Constant Maturity Option Price divided by 10,000	6/11/17	5,840,383

					5,131,913
Morgan Stanley:
	71,400,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA Index narrow, receives the spread change*	3/1/09	(1,992,664)
	21,750,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 250 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	3/1/09	(1,170,376)
	12,860,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change plus 250 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	3/1/09	(700,857)

Total Return Swap Contracts Continued

	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

Morgan Stanley: Continued
	$40,850,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 50 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	12/1/08	$(2,221,445)
	10,430,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 65 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	12/1/08	(567,756)
	13,270,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 95 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(714,064)
	13,270,000	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 95 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(721,760)

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts Continued

	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount		the Fund	the Fund	Date	Value

Morgan Stanley: Continued
	$32,190,000		If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	1/1/09	$(1,752,541)
	22,200,000		If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 70 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(1,213,046)
	30,990,000		If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index widen, pays the spread change minus 50 basis points*	If credit spreads as represented by the Lehman Brothers U.S. CMBS AAA 8.5+ Index narrow, receives the spread change*	2/1/09	(1,680,031)
	14,808,800	EUR	One-Month EUR BBA LIBOR plus 25 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	3/6/09	(3,193,732)

						(15,928,272)

Total Return Swap Contracts Continued

	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount		the Fund	the Fund	Date	Value

Morgan Stanley Capital Services, Inc.	936,780,000	RUR	Three-Month USD BBA LIBOR	7.75% from debt obligations of JSC Rushydro and OJSC Saratovskaya HPP	12/26/13	$(4,848,540)

Morgan Stanley International	14,783,700	EUR	One-Month EUR BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	10/7/08	(1,513,215)

						(6,361,755)

						$(51,837,914)

*	The CMBS Indexes are representative indexes of segments of the commercial mortgage backed securities market. These indexes are measured by movements in the credit spreads of the underlying holdings. As the credit market perceives an improvement in the credit quality of an Index’s underlying holdings and reduced probability of default, the spread of an index narrows. As the credit market perceives a decrease in credit quality and an increased probability of default on an Index’s underlying holdings, the spread widens.
Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
RUR	Russian Ruble

Abbreviations are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BOVESPA	Bovespa Index that trades on the Sao Paulo Stock Exchange
CMBS	Commercial Mortgage Backed Securities
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
UDI	Unidad de Inversion (Unit of Investment)

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Currency Swaps as of September 30, 2008 are as follows:

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount (000s)	the Fund	the Fund	Date	Value

Credit Suisse International:
	11,360,000 TRY	Three Month USD BBA LIBOR	16.75%	2/26/12	$1,256,193
	4,575,000 TRY	Three-Month USD BBA LIBOR	17.25	2/7/12	611,688
	6,900,000 TRY	Three-Month USD BBA LIBOR	17.30	2/9/12	914,297

					2,782,178

Merrill Lynch International	7,160,000 TRY	Three-Month BBA LIBOR	17.10	2/6/12	1,195,897

					$3,978,075

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

TRY            New Turkish Lira
Index abbreviation is as follows:
BBA LIBOR British Bankers’ Association London-Interbank Offered Rate

STATEMENT OF ASSETS AND LIABILITIES September 30, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $10,237,916,683)	$9,477,453,320
Affiliated companies (cost $1,618,167,654)	1,576,315,364

11,053,768,684
Cash	27,735,138
Cash—foreign currencies (cost $4,774,799)	4,784,827
Unrealized appreciation on foreign currency exchange contracts	89,319,295
Swaps, at value (upfront payment received $15,652,824)	23,625,199
Unrealized appreciation on unfunded purchase commitments	454,174
Receivables and other assets:
Interest, dividends and principal paydowns	115,670,607
Investments sold (including $44,058,279 sold on a when-issued or delayed delivery basis)	57,377,813
Closed foreign currency contracts	43,451,855
Shares of beneficial interest sold	26,395,465
Other	518,906

Total assets	11,443,101,963

Liabilities
Options written, at value (premiums received $2,064,166)— see accompanying statement of investments	3,043,897
Return of collateral for securities loaned	481,294,160
Unrealized depreciation on foreign currency exchange contracts	87,542,820
Swaps, at value (upfront payment received $23,356,596)	248,762,480
Payables and other liabilities:
Investments purchased (including $167,733,860 purchased on a when-issued or delayed delivery basis)	188,681,711
Closed foreign currency contracts	86,873,008
Payable for terminated investment contracts	48,844,528
Shares of beneficial interest redeemed	40,700,019
Futures margins	30,184,228
Due to custodian	12,962,908
Dividends	8,647,888
Distribution and service plan fees	6,490,807
Transfer and shareholder servicing agent fees	1,126,276
Shareholder communications	610,534
Trustees’ compensation	106,336
Other	443,902

Total liabilities	1,246,315,502

Net Assets	$10,196,786,461

STATEMENT OF ASSETS AND LIABILITIES Continued

Composition of Net Assets
Par value of shares of beneficial interest	$2,572,414
Additional paid-in capital	11,726,376,205
Accumulated net investment income	138,138,414
Accumulated net realized loss on investments and foreign currency transactions	(664,663,924)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,005,636,648)

Net Assets	$10,196,786,461

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $7,719,383,456 and 1,947,132,045 shares of beneficial interest outstanding)	$3.96
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.16

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $483,485,270 and 121,555,179 shares of beneficial interest outstanding)	$3.98

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,493,804,376 and 377,560,053 shares of beneficial interest outstanding)	$3.96

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $186,353,113 and 46,974,925 shares of beneficial interest outstanding)	$3.97

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $313,760,246 and 79,191,913 shares of beneficial interest outstanding)	$3.96

STATEMENT OF OPERATIONS For the Year Ended September 30, 2008

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Dividends	$6,107
Interest	375,741
Expenses[2]	(44,868)

Net investment income from Oppenheimer Master Event-Linked Bond Fund, LLC	336,980
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Dividends	2,080,991
Interest	21,539,423
Expenses[3]	(1,115,389)

Net investment income from Oppenheimer Master Loan Fund, LLC	22,505,025

Investment Income
Interest (net of foreign withholding taxes of $469,268)	567,111,279
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $27,495)	2,507,773
Affiliated companies	29,036,529
Fee income	2,100,913
Income from investment of securities lending cash collateral, net:
Unaffiliated companies	391,085
Affiliated companies	196,868
Other income	71,655

Total investment income	601,416,102

Expenses
Management fees	50,268,336
Distribution and service plan fees:
Class A	18,622,941
Class B	5,406,763
Class C	13,796,316
Class N	876,323
Transfer and shareholder servicing agent fees:
Class A	8,554,342
Class B	926,966
Class C	1,630,802
Class N	495,078
Class Y	277,123

1.	The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $221.

3.	Net of expense waivers and/or reimbursements of $46,874.

STATEMENT OF OPERATIONS Continued

Expenses Continued
Shareholder communications:
Class A	$1,133,396
Class B	155,966
Class C	208,333
Class N	18,854
Class Y	12,426
Custodian fees and expenses	609,106
Trustees’ compensation	136,344
Other	420,953

Total expenses	103,550,368
Less reduction to custodian expenses	(30,646)
Less waivers and reimbursements of expenses	(1,721,861)

Net expenses	101,797,861

Net Investment Income	522,460,246

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	(35,397,546)
Closing and expiration of option contracts written	15,840,377
Closing and expiration of futures contracts	109,834,008
Foreign currency transactions	152,811,785
Short positions	892,241
Swap contracts	(85,449,130)
Allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,173
Allocated from Oppenheimer Master Loan Fund, LLC	(6,797,802)

Net realized gain	151,736,106
Net change in unrealized appreciation (depreciation) on:
Investments	(667,717,540)
Translation of assets and liabilities denominated in foreign currencies	(254,223,966)
Futures contracts	(7,880,949)
Option contracts written	(910,743)
Short positions	(49,242)
Swap contracts	(208,970,813)
Unfunded loan commitments	454,174
Allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	(479,025)
Allocated from Oppenheimer Master Loan Fund, LLC	(35,414,080)

Net change in unrealized depreciation	(1,175,192,184)

Net Decrease in Net Assets Resulting from Operations	$(500,995,832)

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2008	2007

Operations
Net investment income	$522,460,246	$388,873,931
Net realized gain	151,736,106	228,599,247
Net change in unrealized appreciation (depreciation)	(1,175,192,184)	155,720,385

Net increase (decrease) in net assets resulting from operations	(500,995,832)	773,193,563

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(494,418,504)	(296,916,438)
Class B	(31,451,076)	(28,156,208)
Class C	(78,943,422)	(43,047,658)
Class N	(10,729,833)	(6,142,076)
Class Y	(13,912,150)	(14,610,638)

	(629,454,985)	(388,873,018)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	2,145,982,862	1,070,926,051
Class B	(32,104,276)	(183,763,262)
Class C	572,201,995	180,462,840
Class N	61,007,867	30,962,123
Class Y	(456,356)	156,078,981

	2,746,632,092	1,254,666,733

Net Assets
Total increase	1,616,181,275	1,638,987,278
Beginning of period	8,580,605,186	6,941,617,908

End of period (including accumulated net investment income of $138,138,414 and $92,702,994, respectively)	$10,196,786,461	$8,580,605,186

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2008	2007		2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$4.41	$4.18		$4.34	$4.23	$4.08

Income (loss) from investment operations:
Net investment income	.24 [1]	.23	[1]	.21 [1]	.21 [1]	.20
Net realized and unrealized gain (loss)	(.40)	.23		(.05)	.19	.15

Total from investment operations	(.16)	.46		.16	.40	.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.23)		(.32)	(.29)	(.20)

Net asset value, end of period	$3.96	$4.41		$4.18	$4.34	$4.23

Total Return, at Net Asset Value[2]	(4.01)%	11.14%		3.77%	9.77%	8.73%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$7,719,384	$6,430,790		$5,077,400	$4,766,576	$4,117,666

Average net assets (in thousands)	$7,560,427	$5,655,265		$4,888,392	$4,392,321	$4,025,554

Ratios to average net assets:[3]
Net investment income	5.44%	5.25%		5.03%	4.82%	4.69%
Total expenses	0.91%[4]	0.90	% [4]	0.93%	0.94%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.89%		0.92%	0.94%	0.95%

Portfolio turnover rate[5]	71%	72%		96%	103%	90%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated funds, excluding investments in Master Funds, were as follows:

Year Ended September 30, 2008	0.92%
Year Ended September 30, 2007	0.91%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
Year Ended September 30, 2005	$4,436,804,790	$4,469,108,355
Year Ended September 30, 2004	$5,593,936,243	$5,563,251,032

Class B Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$4.42	$4.20	$4.35	$4.24	$4.10

Income (loss) from investment operations:
Net investment income	.20 [1]	.19 [1]	.18 [1]	.17 [1]	.16
Net realized and unrealized gain (loss)	(.39)	.22	(.05)	.20	.15

Total from investment operations	(.19)	.41	.13	.37	.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.19)	(.28)	(.26)	(.17)

Net asset value, end of period	$3.98	$4.42	$4.20	$4.35	$4.24

Total Return, at Net Asset Value[2]	(4.54)%	9.99%	3.23%	8.94%	7.66%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$483,485	$569,523	$718,742	$918,651	$1,163,555

Average net assets (in thousands)	$540,865	$635,237	$802,936	$1,021,022	$1,424,322

Ratios to average net assets:[3]
Net investment income	4.61%	4.43%	4.25%	4.05%	4.16%
Total expenses	1.73%[4]	1.71%[4]	1.71%	1.70%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.70%	1.71%	1.69%	1.69%

Portfolio turnover rate[5]	71%	72%	96%	103%	90%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated funds, excluding investments in Master Funds, were as follows:

Year Ended September 30, 2008	1.74%
Year Ended September 30, 2007	1.72%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
Year Ended September 30, 2005	$4,436,804,790	$4,469,108,355
Year Ended September 30, 2004	$5,593,936,243	$5,563,251,032

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$4.40	$4.18	$4.33	$4.22	$4.07

Income (loss) from investment operations:
Net investment income	.20 [1]	.19 [1]	.18 [1]	.17 [1]	.17
Net realized and unrealized gain (loss)	(.38)	.22	(.05)	.20	.15

Total from investment operations	(.18)	.41	.13	.37	.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.19)	(.28)	(.26)	(.17)

Net asset value, end of period	$3.96	$4.40	$4.18	$4.33	$4.22

Total Return, at Net Asset Value[2]	(4.52)%	10.06%	3.22%	8.96%	7.95%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1,493,804	$1,086,918	$857,843	$788,217	$710,085

Average net assets (in thousands)	$1,381,340	$959,439	$814,425	$748,199	$716,206

Ratios to average net assets:[3]
Net investment income	4.68%	4.49%	4.27%	4.07%	4.06%
Total expenses	1.66%[4]	1.66%[4]	1.68%	1.69%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.65%	1.68%	1.69%	1.69%

Portfolio turnover rate[5]	71%	72%	96%	103%	90%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated funds, excluding investments in Master Funds, were as follows:

Year Ended September 30, 2008	1.67%
Year Ended September 30, 2007	1.67%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
Year Ended September 30, 2005	$4,436,804,790	$4,469,108,355
Year Ended September 30, 2004	$5,593,936,243	$5,563,251,032

Class N Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$4.41	$4.19	$4.34	$4.23	$4.08

Income (loss) from investment operations:
Net investment income	.22 [1]	.21 [1]	.19 [1]	.19 [1]	.17
Net realized and unrealized gain (loss)	(.39)	.22	(.04)	.19	.16

Total from investment operations	(.17)	.43	.15	.38	.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.21)	(.30)	(.27)	(.18)

Net asset value, end of period	$3.97	$4.41	$4.19	$4.34	$4.23

Total Return, at Net Asset Value[2]	(4.17)%	10.42%	3.60%	9.27%	8.28%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$186,353	$145,685	$108,324	$83,287	$52,969

Average net assets (in thousands)	$175,884	$126,935	$94,281	$69,480	$40,043

Ratios to average net assets:[3]
Net investment income	5.03%	4.84%	4.62%	4.37%	4.19%
Total expenses	1.32%[4]	1.32%[4]	1.33%	1.40%	1.38%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.31%	1.33%	1.40%	1.38%

Portfolio turnover rate[5]	71%	72%	96%	103%	90%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated funds, excluding investments in Master Funds, were as follows:

Year Ended September 30, 2008	1.33%
Year Ended September 30, 2007	1.33%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
Year Ended September 30, 2005	$4,436,804,790	$4,469,108,355
Year Ended September 30, 2004	$5,593,936,243	$5,563,251,032

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended September 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$4.39	$4.17	$4.32	$4.22	$4.07

Income (loss) from investment operations:
Net investment income	.25 [1]	.24 [1]	.22 [1]	.21 [1]	.21
Net realized and unrealized gain (loss)	(.38)	.22	(.04)	.19	.14

Total from investment operations	(.13)	.46	.18	.40	.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.30)	(.24)	(.33)	(.30)	(.20)

Net asset value, end of period	$3.96	$4.39	$4.17	$4.32	$4.22

Total Return, at Net Asset Value[2]	(3.33)%	11.28%	4.35%	9.73%	8.80%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$313,760	$347,689	$179,309	$62,824	$150,699

Average net assets (in thousands)	$220,416	$260,589	$118,239	$68,656	$213,632

Ratios to average net assets:[3]
Net investment income	5.68%	5.61%	5.38%	4.84%	4.80%
Total expenses	0.66%[4]	0.56%[4]	0.58%	1.16%	1.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%	0.55%	0.58%	0.80%	0.90%

Portfolio turnover rate[5]	71%	72%	96%	103%	90%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated funds, excluding investments in Master Funds, were as follows:

Year Ended September 30, 2008	0.67%
Year Ended September 30, 2007	0.57%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
Year Ended September 30, 2005	$4,436,804,790	$4,469,108,355
Year Ended September 30, 2004	$5,593,936,243	$5,563,251,032

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Strategic Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income by investing mainly in debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Event-Linked Bonds. The Fund invests in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$167,733,860
Sold securities	44,058,279
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.
     As of September 30, 2008, the Fund had no securities sold short.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2008, securities with an aggregate market value of $8,781,908, representing 0.09% of the Fund’s net assets, were in default.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “master funds”). Each master fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one master fund than in another, the Fund will have greater exposure to the risks of that master fund.

     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the master funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master funds. As a shareholder, the Fund is subject to its proportional share of master funds’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the master funds.
Investments in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5,6,7]	Tax Purposes

$ —	$—	$685,159,324	$817,821,398

1.	As of September 30, 2008, the Fund had $673, 576,102 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2008, details of the capital loss carryforwards were as follows:

Expiring

2009	$56,817,462
2010	195,082,729
2011	298,761,186
2012	122,914,725

Total	$673,576,102

2.	As of September 30, 2008, the Fund had $9,247,907 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	The Fund had $832,870 of post-October passive foreign investment company losses which were deferred.

4.	The Fund had $1,502,445 of straddle losses which were deferred.

5.	During the fiscal year ended September 30, 2008, the Fund utilized $27,107,866 of capital loss carryforward to offset capital gains realized in that fiscal year.

6.	During the fiscal year ended September 30, 2007, the Fund utilized $73,657,199 of capital loss carryforward to offset capital gains realized in that fiscal year.

7.	During the fiscal year ended September 30, 2008, $208,198,241 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated
Reduction to	Net Investment	Net Realized Loss
Paid-in Capital	Loss	on Investments
$237,219,998	$152,430,159	$84,789,839

The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
Distributions paid from:
Ordinary income	$629,454,985	$388,873,018
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$11,862,679,693
Federal tax cost of other investments	377,976,556

Total federal tax cost	$12,240,656,249

Gross unrealized appreciation	$212,789,896
Gross unrealized depreciation	(1,030,611,294)

Net unrealized depreciation	$(817,821,398)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	811,998,259	$3,547,497,776	374,243,875	$1,621,225,351
Dividends and/or distributions reinvested	90,115,039	391,099,372	52,588,260	227,757,694
Acquisition-Note 13	—	—	59,159,381	260,892,868
Redeemed	(414,282,055)	(1,792,614,286)	(240,334,556)	(1,038,949,862)

Net increase	487,831,243	$2,145,982,862	245,656,960	$1,070,926,051

Class B
Sold	44,735,111	$196,102,890	24,227,240	$105,145,550
Dividends and/or distributions reinvested	5,601,817	24,423,440	4,782,734	20,771,577
Redeemed	(57,591,324)	(252,630,606)	(71,427,424)	(309,680,389)

Net decrease	(7,254,396)	$(32,104,276)	(42,417,450)	$(183,763,262)

Class C
Sold	182,971,353	$798,051,215	72,545,647	$313,480,785
Dividends and/or distributions reinvested	13,833,361	59,900,893	7,574,819	32,747,903
Redeemed	(66,390,652)	(285,750,113)	(38,441,106)	(165,765,848)

Net increase	130,414,062	$572,201,995	41,679,360	$180,462,840

Class N
Sold	23,832,269	$104,021,888	13,299,138	$57,565,717
Dividends and/or distributions reinvested	2,007,889	8,716,192	1,188,326	5,153,772
Redeemed	(11,902,534)	(51,730,213)	(7,326,966)	(31,757,366)

Net increase	13,937,624	$61,007,867	7,160,498	$30,962,123

Class Y
Sold	85,589,372	$372,176,959	36,588,605	$157,983,527
Dividends and/or distributions reinvested	2,700,353	11,630,892	3,321,638	14,364,136
Redeemed	(88,220,405)	(384,264,207)	(3,767,180)	(16,268,682)

Net increase (decrease)	69,320	$(456,356)	36,143,063	$156,078,981

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$5,316,528,977	$4,234,250,187
U.S. government and government agency obligations	653,639,593	700,305,709
To Be Announced (TBA) mortgage-related securities	1,979,370,856	1,852,400,340

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2008, the Fund paid $11,659,492 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the

Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2008 for Class B, Class C and Class N shares were $111,088,342, $39,198,933 and $2,701,980, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2008	$3,145,243	$43,456	$862,138	$289,591	$9,779
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and Master Funds. During the year ended September 30, 2008, the Manager waived $1,721,861 for management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange

NOTES TO FINANCIAL STATEMENTS Continued
5. Foreign Currency Exchange Contracts Continued

rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
7. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid.

Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
Written option activity for the year ended September 30, 2008 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of September 30, 2007	16,070,000	$101,920	16,070,000	$102,047
Options written	65,920,365,000	16,315,035	59,017,500,000	15,903,847
Options closed or expired	(34,510,050,000)	(8,369,207)	(28,699,205,000)	(7,902,851)
Options exercised	(27,607,715,000)	(7,015,665)	(26,515,695,000)	(7,070,960)

Options outstanding as of September 30, 2008	3,818,670,000	$1,032,083	3,818,670,000	$1,032,083

8. Swap Contracts
The Fund may enter into privately negotiated agreements with a counterparty to exchange or “swap” payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised

NOTES TO FINANCIAL STATEMENTS Continued
8. Swap Contracts Continued

of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee, similar to an insurance premium, to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     Risks of interest rate swaps include credit, market and liquidity risk. Additional risks include but are not limited to, interest rate risk. There is a risk, based on future movements of interest rates that the payments made by the Fund under a swap agreement will be greater than the payments it received.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.
     Risks of currency swaps include credit, market and liquidity risk. Additional risks of currency swaps include, but are not limited to, exchange rate risk. Due to the exchange of currency at contract termination, changes in currency exchange rates may result in the Fund paying an amount greater than the amount received. There is also a risk, based on movements of interest rates or indexes that periodic payments made by the Fund will be greater than the payments received.
Swaption Transactions. The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

NOTES TO FINANCIAL STATEMENTS Continued
8. Swap Contracts Continued
Swaptions are marked to market daily using primarily quotations from counterparties and brokers. Written swaptions are reported on a schedule following the Statement of Investments. Written swaptions are reported as a liability in the Statement of Assets and Liabilities. The difference between the premium received or paid, and market value of the swaption, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.
     Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the option, according to the terms of the underlying agreement. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the option expires unexercised. However, when the Fund purchases a swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.
9. Illiquid or Restricted Securities
As of September 30, 2008, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
10. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of September 30, 2008, the Fund had on loan securities valued at $469,476,276. Collateral of $481,294,160 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.
11. Unfunded Purchase Commitments
Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase commitments of $51,373,723 at September 30, 2008. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded purchase loan commitments. The following commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments.
As of September 30, 2008, the Fund had unfunded purchase commitments as follows:

	Commitment
	Termination	Unfunded
	Date	Amount

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.	10/23/13	$20,883,723

			Commitment
	Interest	Termination	Unfunded	Unrealized
	Rate	Date	Amount	Appreciation

Deutsche Bank AG; An unfunded commitment that Oppenheimer receives 0.125% quarterly; and will pay out, upon request, up to 30,490,000 USD to a Peruvian Trust through Deutsche Bank’s Global Note Program. Upon funding requests, the unfunded portion decreases and new structured securities will be created and held by the Fund to maintain a consistent exposure level.	0.50%	9/20/10	$30,490,000	$454,174
12. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring

NOTES TO FINANCIAL STATEMENTS Continued
12. Recent Accounting Pronouncements Continued

fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of September 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
13. Acquisition of Atlas Strategic Income Fund
On May 10, 2007, the Fund acquired all of the net assets of Atlas Strategic Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Atlas Strategic Income Fund shareholders on March 23, 2007. The Fund issued (at an exchange ratio of 1.049645 for Class A to one share of Atlas Strategic Income Fund) 59,159,381, shares of beneficial interest for Class A valued at $260,892,868 in exchange for the net assets, resulting in combined Class A net assets of $5,988,114,190 on May 10, 2007. The net assets acquired included net unrealized appreciation of $12,016,003. The exchange qualifiedas a tax-free reorganization for federal income tax purposes.
14. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.

Appendix A

RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the Nationally Recognized Statistical Rating Organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

Long-Term Ratings: Bonds and Preferred Stock Issuer Ratings

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Prime Rating System (Short-Term Ratings – Taxable Debt)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

International Long-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

1)     plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

2)     non-qualified deferred compensation plans,

3)     employee benefit plans4

4)     Group Retirement Plans5

5)     403(b)(7) custodial plan accounts

6)     Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.	Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals purchased prior to October 22, 2007) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver provision applies to:

❑	Purchases of Class A shares aggregating $1 million or more.

❑

Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

1)     through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2)     by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

❑	Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

1)     The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").

2)     The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3)     The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.	Waivers of Class A Sales Charges of Oppenheimer Funds

A.     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

❑	The Manager or its affiliates.

❑

Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

❑	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

❑

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

❑

Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

❑

Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

❑

"Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

❑

Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

❑

Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

❑	A unit investment trust that has entered into an appropriate agreement with the Distributor.

❑

Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

❑

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

❑

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

❑

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

❑

Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

❑	Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

❑	Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

❑

Purchases prior to June 15, 2008 by former shareholders of Oppenheimer Tremont Market Neutral Fund, LLC or Oppenheimer Tremont Opportunity Fund, LLC, directly from the proceeds from mandatory redemptions.

B.     Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

1.	Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

❑	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

❑

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

❑	Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

❑	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

❑	Shares purchased in amounts of less than $5.

2.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

❑	Retirement Plans that have $5 million or more in plan assets.

❑	Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

❑	To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

❑	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).

❑	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

2)     To return excess contributions.

3)     To return contributions made due to a mistake of fact.

4)     Hardship withdrawals, as defined in the plan.7

5)     Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.

9)     Separation from service.8

10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

11)     Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

❑	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

❑	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

❑

For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III.	Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

 A.     Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

❑	Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

❑

Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

❑

The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

❑	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

❑

At the sole discretion of the Distributor, the contingent deferred sales charge may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

❑	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

❑

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

❑

Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

❑	Distributions[9] from Retirement Plans or other employee benefit plans for any of the following purposes:

1)     Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

2)     To return excess contributions made to a participant's account.

3)     To return contributions made due to a mistake of fact.

4)     To make hardship withdrawals, as defined in the plan.10

5)     To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6)     To meet the minimum distribution requirements of the Internal Revenue Code.

7)     To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

8)     For loans to participants or beneficiaries.11

9)     On account of the participant's separation from service.12

10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

11)     Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

12)     For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.

13)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.

14)     For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

❑

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

❑

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

❑	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

B.     Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

❑	Shares sold to the Manager or its affiliates.

❑	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

❑	Shares issued in plans of reorganization to which the Fund is a party.

❑

Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those former Quest for Value Funds. Those funds include:

Oppenheimer Rising Dividends Fund, Inc.          Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest Balanced Fund                   Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Opportunity Value Fund

     These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund       Quest for Value New York Tax-Exempt Fund

Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt Fund

Quest for Value Global Income Fund                        Quest for Value California Tax-Exempt Fund

     All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

❑	acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or

❑

purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.     Reductions or Waivers of Class A Sales Charges.

■	Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or Fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

     For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

     Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

■	Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

•

Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

•	Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

■

Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

     Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.     Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

■

Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

•

withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

•	liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

■

Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

•	redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

•	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

•	liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V.	Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sales charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):

Oppenheimer U. S. Government Trust,
Oppenheimer Core Bond Fund,
Oppenheimer Value Fund and

are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account                             Connecticut Mutual Total Return Account

Connecticut Mutual Government Securities Account     CMIA LifeSpan Capital Appreciation Account

Connecticut Mutual Income Account                           CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account                           CMIA Diversified Income Account

A.     Prior Class A CDSC and Class A Sales Charge Waivers.

■

Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:

1)     persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

2)     persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

■

Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

1)     any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

2)     any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3)     Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;

4)     employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;

5)     one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

6)     an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.     Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

1)     by the estate of a deceased shareholder;

2)     upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

3)     for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

4)     as tax-free returns of excess contributions to such retirement or employee benefit plans;

5)     in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

6)     in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7)     in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

8)     in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

9)     as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.	Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.	Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders, listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

❑	the Manager and its affiliates,

❑

present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment adviser of the Fund for their employees,

❑	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment adviser or distributor for that purpose,

❑	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

❑

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

❑

dealers, brokers, or registered investment advisers that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

❑

dealers, brokers or registered investment advisers that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment adviser provides administrative services.

Oppenheimer Strategic Income Fund

Internet Website:

             www.oppenheimerfunds.com

Investment Adviser

OppenheimerFunds, Inc.

Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank

JPMorgan Chase Bank
4 Chase Metro Tech Center
Brooklyn, New York 11245

Independent Registered Public Accounting Firm

   KPMG llp

   707 Seventeenth Street

   Denver, Colorado 80202

Legal Counsel

Bell, Boyd & Lloyd LLC
70 West Madison Street, Suite 3100
Chicago, Illinois 60602

1234

PX0230.01.09

1 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

7 This provision does not apply to IRAs.

8 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.

9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

10 This provision does not apply to IRAs.

11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

OPPENHEIMER STRATEGIC INCOME FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 23. - Exhibits

(a)     Amended and Restated Declaration of Trust dated September 25, 2002: Previously filed with Registrant's Post-Effective Amendment No. 23, (11/22/02), and incorporated herein by reference.

(b)     (i) Amended and Restated By-Laws dated as of October 24, 2000: Previously filed with Registrant's Post-Effective Amendment No. 21, (1/25/01), and incorporated herein by reference.

        (ii) Amendment No. 1 dated as of October 23, 2001 to the Amended and Restated By-Laws dated as of October 24, 2000: Filed herewith.

        (iii) Amendment No. 2 dated as of December 16, 2002 to the Amended and Restated By-Laws dated as of October 24, 2000: Filed herewith.

        (iv) Amendment No. 3 dated as of March 1, 2005 to the Amended and Restated By-Laws dated as of October 24, 2000: Previously filed with Registrant's Post-Effective Amendment No. 29, (2/1/07), and incorporated herein by reference.

(c)     (i)     Specimen Class A Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 22 (1/28/02), and incorporated herein by reference.

        (ii)     Specimen Class B Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 22 (1/28/02), and incorporated herein by reference.

        (iii)     Specimen Class C Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 22 (1/28/02), and incorporated herein by reference.

        (iv)     Specimen Class N Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 22 (1/28/02), and incorporated herein by reference.

        (v)     Specimen Class Y Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 22 (1/28/02), and incorporated herein by reference.

(d)     Amended and Restated Investment Advisory Agreement dated as of January 1, 2006: Previously filed with Registrant's Post-Effective Amendment No. 29, (2/1/07), and incorporated herein by reference.

(e)      (i)     General Distributor's Agreement dated 10/13/92: Previously filed with Registrant's Post-Effective Amendment No. 5, (12/3/92), and refiled with Registrant's Post-Effective Amendment No. 9, (1/31/95), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(iii)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(iv)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

             (v)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

             (vi)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(f)     Form of Oppenheimer Funds Compensation Deferral Plan, As Amended and Restated Effective January 1, 2008: Previously filed with Post-Effective Amendment No. 18 to the Registration Statement of Oppenheimer International Bond Fund (Reg. No. 33-58383), (12/20/07), and incorporated herein by reference.

(g)     Global Custody Agreement dated August 16, 2002: Previously filed with Post-Effective

Amendment No. 51 to the Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 2-69719), (10/23/06), and incorporated herein by reference.

(h)     Not applicable.

(i)     (i)     Opinion and Consent of Counsel dated 8/30/89: Previously filed with Registrant's Pre-Effective Amendment No. 2 to Registrant's Registration Statement, 8/31/89 and refiled with Registrant's Post-Effective Amendment No. 9, 1/31/95 pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

        (ii)     Opinion and Consent of Counsel for Class N shares dated January 24, 2001: Previously filed with Registrant's Post-Effective Amendment No. 21 (1/25/01), and incorporated herein by reference.

(j)     Independent Registered Public Accounting Firm's Consents: Filed herewith.

(k)     Not applicable.

(l)      Investment Letter from Oppenheimer Management Corporation to Registrant dated 8/24/89: Previously filed with Registrant's Post-Effective Amendment No. 6, 1/29/93, and incorporated herein by reference.

(m)     (i)     Amended and Restated Service Plan and Agreement for Class A shares dated as of October 28, 2005: Previously filed with Registrant's Post-Effective Amendment No. 29, (2/1/07), and incorporated herein by reference.

(ii)     Amended and Restated Distribution and Service Plan and Agreement for Class B shares dated as of October 28, 2005: Previously filed with Registrant's Post-Effective Amendment No. 29, (2/1/07), and incorporated herein by reference.

(iii)     Amended and Restated Distribution and Service Plan and Agreement for Class C shares dated as of October 28, 2005: Previously filed with Registrant's Post-Effective Amendment No. 29, (2/1/07), and incorporated herein by reference.

(iv)     Amended and Restated Distribution and Service Plan and Agreement for Class N shares dated as of October 28, 2005: Previously filed with Registrant's Post-Effective Amendment No. 29, (2/1/07), and incorporated herein by reference.

(n)     Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/20/08: Previously filed with the Post-Effective Amendment No. 23 to the Registration Statement of Oppenheimer Senior Floating rate Fund (Reg. No. 333-128848), (11/26/08), and incorporated herein by reference.

(o)     Powers of Attorney dated August 20, 2008 for all Trustees/Directors and Officers: Previously filed with the Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Target Distribution Fund (Reg. No. 333-153032), (10/29/08), and incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated August 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), (09/14/07), and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification

Reference is made to the provisions of Article Seventh of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Tracey Beck Apostolopoulos, Assistant Vice President	None
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Dmitri Artemiev Assistant Vice President	Formerly (until January 2007) Analyst/Developer at Fidelity Investments.
Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	Formerly Vice President at Kepler Equities (December 2006 – February 2008)
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Marc Baylin, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Todd Becerra, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Gerald B. Bellamy, Vice President	Vice President (Sales Manager of the International Division) of OFI Institutional Asset Management, Inc.
Emanuele Bergagnine, Assistant Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Robert J. Bishop, Vice President	Treasurer (since October 2003) of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation; Assistant Secretary of Oppenheimer Acquisition Corp.
Julie Blanchard, Assistant Vice President	Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (April 2006 – February 2008).
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Antulio N. Bomfim, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
David J. Bowers Assistant Vice President	Formerly (until July 2007) Analyst at Evergreen Investments.
John Boydell, Vice President	None
Richard Britton, Vice President	None
Garrett C. Broadrup, Vice President & Assistant Counsel	None
Michael Bromberg, Assistant Vice President	None
Holly Broussard, Vice President	None
Roger Buckley, Assistant Vice President	Formerly Manager in Finance (May 2006 – February 2008) at OppenheimerFunds, Inc.
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Assistant Vice President	None
Paul Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Geoffrey Caan, Vice President	None
Christine Calandrella, Assistant Vice President	Formerly Director of Empower Network (March 2007 – September 2007); formerly HR Manager of Arrow Electronics, Inc. (June 1998 – March 2007).
Dale William Campbell, Assistant Vice President	Formerly (until January 2007) Manager at OppenheimerFunds, Inc.
Patrick Campbell, Vice President	Vice President of OppenheimerFunds Distributor, Inc., Shareholder Services, Inc. and Shareholder Financial Services, Inc.
Debra Casey, Vice President	None
Lisa Chaffee, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President

Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008). Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
David Cole, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc (May 2006 – January 2008).
Eric Compton, Vice President	None
Gerald James Concepcion, Assistant Vice President	None
Susan Cornwell, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Cheryl Corrigan, Assistant Vice President	None
Belinda J. Cosper, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
Lauren Coulston, Assistant Vice President	None
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Julie C. Cusker, Assistant Vice President: Rochester Division	None
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	None
Damaris De Los Santos, Assistant Vice President	Formerly Senior Account Executive (July 2003 – February 2008).
Richard Demarco, Assistant Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Sara Donahue, Assistant Vice President	None
Alicia Dopico, Assistant Vice President	Formerly (until August 2007) Manager at OppenheimerFunds, Inc.
Thomas Doyle, Assistant Vice President	None
Bruce C. Dunbar, Senior Vice President	None
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
A. Taylor Edwards, Vice President & Assistant Counsel	None
Venkat Eleswarapu, Vice President	None
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Edward N. Everett, Vice President	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Rachel Fanopoulos, Assistant Vice President	Formerly Manager (until August 2007) at OppenheimerFunds, Inc.
Matthew Farkas, Vice President and Assistant Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	None
Emmanuel Ferreira, Vice President	None
Ronald H. Fielding, Senior Vice President; Chairman of the Rochester Division

Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John's College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Steven Fling, Assistant Vice President	None
John E. Forrest, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.
Colleen M. Franca, Vice President	None
Barbara Fraser, Vice President & Associate Counsel	Secretary of OFI Trust Company (since December 2007).
Dominic Freud, Vice President	None
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Seth Gelman, Vice President	None
Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	Formerly Tax Manager at OppenheimerFunds, Inc. (December 2006 – February 2008).
Benjamin J. Gord, Vice President	Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Carol Guttzeit, Vice President	None
Marilyn Hall, Vice President	None
Kelly Haney, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Bradley Hebert, Assistant Vice President	Manager at OppenheimerFunds, Inc. (October 2004 – February 2008).
Heidi Heikenfeld, Assistant Vice President	None
Annika Helgerson, Assistant Vice President	None
Daniel Herrmann, Vice President	Vice President of OFI Private Investments Inc.
Benjamin Hetrick, Assistant Vice President	Manager at OppenheimerFunds, Inc (May 2006 – December 2007).
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	Formerly Vice President at U.S. Trust (June 2005 – October 2007)
Craig Holloway Assistant Vice President	None
Lucienne Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Kevin Andrew Huddleston, Assistant Vice President	None
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
John Jennings, Vice President	None
Jin Jo, Assistant Vice President	Formerly Audit Manager at Deloitte & Touche LLP (as of August 2007)
Lisa Kadehjian, Assistant Vice President	None
Charles Kandilis, Assistant Vice President	None
Rezo Kanovich, Assistant Vice President	None
Amee Kantesaria, Assistant Vice President and Assistant Counsel	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
James Kennedy, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President & Marketing Compliance Manager	None
Michael Kim, Assistant Vice President	None
Audrey Kiszla, Vice President	None
Richard Knott, Executive Vice President	President and Director of OppenheimerFunds Distributor, Inc.; Executive Vice President of OFI Private Investments Inc.; Executive Vice President & Director of Centennial Asset Management Corporation.
Daniel Kohn, Vice President	None
Martin S. Korn, Senior Vice President	None
Tatyana Kosheleva, Assistant Vice President	Formerly (as of April 2007) Finance Manager at IBM Corp.
Michael Kotlartz, Vice President	None
Brian Kramer, Vice President	None
S. Arthur Krause, Assistant Vice President	None.
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.
Jeffrey P. Lagarce, Senior Vice President	President of OFI Institutional Asset Management, Inc. as of January 2005.
John Latino, Vice President	None
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Senior Vice President	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation
Randy Legg, Vice President & Associate Counsel	None
Justin Leverenz, Vice President	None
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Daniel Lifshey, Assistant Vice President	None
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
Bill Linden, Assistant Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Ian Loughlin, Assistant Vice President	Formerly Financial Analysis Manager at OppenheimerFunds, Inc. (June 2005 – February 2008).
Daniel G. Loughran Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Matthew Maley, Assistant Vice President	Formerly Operations Manager at Bear Stearns (June 2005 – February 2008).
Daniel Martin, Assistant Vice President	None
Jerry Mandzij, Vice President	None
Carolyn Maxson, Assistant Vice President	None
William T. Mazzafro, Vice President	None
Trudi McCanna, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
John McCullough, Vice President	None
Joseph McDonnell, Vice President	None
Joseph McGovern, Vice President	None
Charles L. McKenzie, Senior Vice President

Chairman of the Board, Director, Chief Executive Officer and President of OFI Trust Company; Chairman, Chief Executive Officer, Chief Investment Officer and Director of OFI Institutional Asset Management, Inc.; Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation; Chairman, President and Director of Trinity Investment Management Corporation and Vice President of Oppenheimer Real Asset Management, Inc.

William McNamara, Assistant Vice President	None
Mary McNamee, Vice President	None
Michael Medev, Assistant Vice President	None
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	Formerly Assistant Vice President at AXA Distributors, LLC (July 2005 – February 2008).
Rejeev Mohammed, Assistant Vice President	None
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
John V. Murphy, Chairman, Chief Executive Officer & Director

President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute's Board of Governors.

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
Richard Nichols, Vice President	None
William Norman, Assistant Vice President	None
James B. O'Connell, Assistant Vice President	None
Matthew O'Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Assistant Vice President	None
John J. Okray, Vice President & Assistant Counsel	None
Kristina Olson, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
Kathleen Patton, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.
David P. Pellegrino, Senior Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Senior Vice President, Chief Financial Officer & Treasurer	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
John Piper, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.
Jeaneen Pisarra, Vice President	None
Nicolas Pisciotti, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
David Preuss, Assistant Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	Formerly Product Manager at OppenheimerFunds, Inc. (January 2007 – February 2008).
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Timothy Raeke, Assistant Vice President	Formerly (as of July 2007) Vice President at MFS Investment Management.
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Corry E. Read, Assistant Vice President	None
Marc Reinganum, Vice President	None
Jill Reiter, Assistant Vice President	None
Jason Reuter, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Eric Rhodes, Assistant Vice President	None
Maria Ribeiro De Castro, Vice President	None
Eric Richter, Vice President	Vice President of HarbourView Asset Management Corporation.
Grace Roberts, Assistant Vice President	None
David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.; President and Director of Centennial Asset Management Corporation.
Robert Robis, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Stacey Roode, Senior Vice President	None
Jeffrey S. Rosen, Vice President	None
Richard Royce, Vice President	None
Erica Rualo, Assistant Vice President	None
Adrienne Ruffle, Vice President & Assistant Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Kim Russomanno, Assistant Vice President	None
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Timothy Ryan, Vice President	None
Matthew Torpey, Assistant Vice President	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	Formerly (as of May 2007) Separate Account Business Liaison at OppenheimerFunds, Inc.
Valerie Sanders, Vice President	None
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Rudi W. Schadt, Vice President	None
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation. Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (November 2004 – February 2008).
Patrick Schneider, Assistant Vice President	None
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Navin Sharma, Vice President	None
Tammy Sheffer, Vice President	None
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
David C. Sitgreaves, Assistant Vice President	None
Michael Skatrud, Assistant Vice President	Formerly (as of March 2007) Corporate Bond Analyst at Putnam Investments.
Enrique H. Smith, Vice President	None
Kevin Smith, Vice President	None
Paul Snogren Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Keith J. Spencer, Senior Vice President	None
Marco Antonio Spinar, Assistant Vice President	None
Alice Stein, Vice President & Assistant Counsel	Vice President at Morgan Stanley Investment Management from (2004 – 2008).
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc. Formerly (as of August 2007). Founder/Managing Partner at Vector Capital Management.
Amy Sullivan, Assistant Vice President	None
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Thomas Swaney, Vice President	Vice President of HarbourView Asset Management Corporation.
Brian C. Szilagyi, Assistant Vice President	None
Charles Toomey, Vice President	None
Vincent Toner, Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Assistant Vice President: Rochester Division	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Rene Vecka, Assistant Vice President: Rochester Division	None
Vincent Vermette, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Elaine Villas-Obusan, Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Vice President	None
Mark Wachter, Vice President	Formerly Manager at OppenheimerFunds, Inc. (March 2005 – February 2008).
Lisa Walsh, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Deborah Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Melissa Lynn Weiss, Vice President & Senior Counsel	None
Christine Wells, Vice President	None
Joseph J. Welsh, Vice President	Vice President of HarbourView Asset Management Corporation.
Catherine M. White, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.; member of the American Society of Pension Actuaries (ASPA) since 1995.
Adam Wilde, Assistant Vice President	None
Troy Willis, Assistant Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Julie Wimer, Assistant Vice President	None
Donna M. Winn, Senior Vice President	President, Chief Executive Officer & Director of OFI Private Investments Inc.; Director & President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Oliver Wolff, Assistant Vice President	None
Kurt Wolfgruber, President, Chief Investment Officer & Director

Director of OppenheimerFunds Distributor, Inc., Director of Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. (since June 2003). Management Director of Oppenheimer Acquisition Corp. (since December 2005).

Caleb C. Wong, Vice President	None
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Lucy Zachman, Vice President	None
Robert G. Zack, Executive Vice President & General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited ; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None
Mark D. Zavanelli, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Sara Zervos, Vice President	None
Alex Zhou, Assistant Vice President	None
Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.

The Oppenheimer Funds include the following:

Centennial California Tax Exempt Trust

Centennial Government Trust

Centennial Money Market Trust

Centennial New York Tax Exempt Trust

Centennial Tax Exempt Trust

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring China Fund

Oppenheimer Baring Japan Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Convertible Securities Fund (a series of Bond Fund Series)

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer MidCap Fund

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Equity Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund, Inc.

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer SMA Core Bond Fund

Oppenheimer SMA International Bond Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer MidCap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of Tremont Group Holdings, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson's Quay, Dublin 2, Ireland.

The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 27. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 26(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
Tracey Apostolopoulos(1)	Assistant Vice President	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi	Vice President	None
Michelle Brennan(2)	Vice President	None
Joshua Broad(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Patrick Campbell(1)	Assistant Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Susan Cornwell(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
Fredrick Davis 14431 SE 61st Street Bellevue, WA 98006	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
James Fereday	Vice President	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Ronald H. Fielding(3)	Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John E. Forrest(2)	Senior Vice President	None
John ("J") Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Richard Fuerman(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
Lucio Giliberti 6 Cyndi Court Flemington, NJ 08822	Vice President	None
David Goldberg	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Vice President	None
Ralph Grant 10 Boathouse Close Mt. Pleasant, SC 29464	Senior Vice President	None
Kahle Greenfield(2)	Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
William E. Hortz(2)	Vice President	None
Edward Hrybenko(2)	Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Richard Knott(1)	President and Director	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
Tracey Lange(2)	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	Senior Vice President	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Saul Mendoza 503 Vincinda Crest Way Tampa FL 33619	Vice President	None
Mark Mezzanotte 16 Cullen Way Exeter, NH 03833	Vice President	None
Noah Miller(1)	Vice President	None
Clint Modler(1)	Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
Gzim Muja 269 S. Beverly Dr. #807 Beverly Hills, CA 90212	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Vice President	None
Christina Nasta(2)	Vice President	None
Kevin P. Neznek(2)	Vice President	None
Christopher Nicholson(2)	Vice President	None
Patrick Noble	Vice President	None
Chad Noel	Vice President	None
Alan Panzer 6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers	Vice President	None
Nicole Pretzel	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(4)	Vice President	None
Corry Read(2)	Vice President	None
Ruxandra Risko(2)	Vice President	None
David R. Robertson(2)	Senior Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Wayne Strauss(3)	Assistant Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
James Taylor(2)	Assistant Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Catherine White(2)	Assistant Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Donna Winn(2)	Senior Vice President	None
Peter Winters 911 N. Organce Ave, Pat. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Kurt Wolfgruber(2)	Director	None
Meredith Wolff(2)	Vice President	None
Michelle Wood(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Jill Zachman(2)	Vice President	None
Robert G. Zack(2)	General Counsel & Director	Vice President & Secretary
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(4)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of January 2009.

               Oppenheimer Strategic Income Fund

               By:     John V. Murphy*

                         John V. Murphy, President,
                         Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures     Title     Date

William L. Armstrong*          Chairman of the                                  January 28, 2009
William L. Armstrong            Board of Trustees

John V. Murphy*                  President, Principal                             January 28, 2009
John V. Murphy                    Executive Officer and Trustee

Brian W. Wixted*                 Treasurer, Principal                             January 28, 2009
Brian W. Wixted                   Financial & Accounting Officer

George C. Bowen*               Trustee                                               January 28, 2009
George C. Bowen

Edward L. Cameron*            Trustee                                              January 28, 2009
Edward L. Cameron

Jon S. Fossel*                       Trustee                                              January 28, 2009
Jon S. Fossel

Sam Freedman*                    Trustee                                              January 28, 2009
Sam Freedman

Beverly L. Hamilton*             Trustee                                              January 28, 2009

Beverly L. Hamilton

Robert J. Malone*                 Trustee                                             January 28, 2009

Robert J. Malone

F. William Marshall, Jr.*        Trustee                                             January 28, 2009
F. William Marshall, Jr.

*By:     /s/ Mitchell J. Lindauer
            Mitchell J. Lindauer, Attorney-in-Fact

OPPENHEIMER STRATEGIC INCOME FUND

Post-Effective Amendment No. 31

Registration Statement No. 33-28598

EXHIBIT INDEX

Exhibit No.     Description

23(ii)               Amendment No. 1 to the Amended and Restated By-Laws

    (iii)              Amendment No. 2 to the Amended and Restated By-Laws

23(j)                Independent Registered Public Accounting Firm's Consents